UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23718

Catholic Responsible Investments Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-348-6466

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Catholic Responsible Investments

Annual Report                                                                                                       October 31, 2022

CRI Ultra Short Bond Fund

Institutional Shares: CRHSX

CRI Short Duration Bond Fund

Institutional Shares: CRDSX

CRI Bond Fund

Investor Shares: CRBVX

Institutional Shares: CRBSX

CRI Opportunistic Bond Fund

Investor Shares: CROVX

Institutional Shares: CROSX

CRI Equity Index Fund

Institutional Shares: CRQSX

CRI Small-Cap Fund

Institutional Shares: CRSSX

CRI Multi-Style US Equity Fund

Investor Shares: CRTVX

Institutional Shares: CRTSX

CRI International Equity Fund

Investor Shares: CRLVX

Institutional Shares: CRLSX

CRI International Small-Cap Fund

Institutional Shares: CRNSX

CRI Magnus 45/55 Fund

Investor Shares: CMNVX

Institutional Shares: CMNSX

CRI Magnus 60/40 Alpha Plus Fund

Investor Shares: CMPVX

Institutional Shares: CMPSX

CRI Magnus 60/40 Beta Plus Fund

Investor Shares: CMMVX

Institutional Shares: CMMSX

CRI Magnus 75/25 Fund

Investor Shares: CMUVX

Institutional Shares: CMUSX

Investment Adviser:

Christian Brothers Investment Services

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1- 866-392-2626; and (ii) on the SEC’s website at http://www.sec.gov.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Dear Shareholders:

We are pleased to send you the Annual Report for Catholic Responsible Investments Funds (the “CRI Funds”) for the fiscal year ended October 31, 2022.

For the period ended October 31, 2022, the Funds’ Institutional Class and their underlying benchmarks delivered the following returns:

	Fund Return*		Underlying Index Return^
Catholic Responsible Investments Ultra Short Bond Fund, Institutional Class	0.69	%	0.85%
Catholic Responsible Investments Short Duration Bond Fund, Institutional Class	-4.52		-4.53
Catholic Responsible Investments Bond Fund, Institutional Class	-15.86		-16.21
Catholic Responsible Investments Opportunistic Bond Fund, Institutional Class	-7.75		-6.93
Catholic Responsible Investments Equity Index Fund, Institutional Class	-15.01		-13.50
Catholic Responsible Investments Small-Cap Fund, Institutional Class	-9.88		-9.67
Catholic Responsible Investments Multi-Style US Equity Fund, Institutional Class	-19.39		-14.50
Catholic Responsible Investments International Equity Fund, Institutional Class	-24.88		-21.33
Catholic Responsible Investments International Small-Cap Fund, Institutional Class	-22.99		-23.72
Catholic Responsible Investments Magnus 45/55 Fund, Institutional Class	-13.93		-15.92	†
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Institutional Class	-15.63		-15.92	†
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Institutional Class	-14.42		-15.92	†
Catholic Responsible Investments Magnus 75/25 Fund, Institutional Class	-15.94		-15.97	†

*	The Funds commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.
^	For a definition of each Funds’ benchmark, please refer to each Fund’s Management Discussion and Analysis.
†	These Funds’ underlying benchmark is blended. For a definition of each Funds’ blended benchmark, please refer to each Fund’s Management Discussion and Analysis.

Fiscal Year Report

Fiscal year 2022 witnessed a significant pivot in market dynamics. The initial inflationary pressures that we experienced as the U.S. economy reopened post-Covid became more permanent as wages and unit labor costs increased. The Federal Reserve reacted, in an effort to prevent a self-reinforcing inflationary cycle, by raising the Federal Reserve Funds rate by 300 basis points.

The Russian invasion of Ukraine placed more pricing pressures on global economies as energy prices increased substantially. The invasion also impacted the relative returns across equity market sectors. The energy sector generated strong positive returns over this period due to rising oil prices. Defense stocks also performed well. Other areas of the equity market that performed better were more defensive sectors such as consumer staples, health care, and utilities.

While the increases in interest rates and potential negative effects upon global growth rates impacted the equity markets, the fixed income markets bore the brunt of this action. Given the low levels of interest rates at the beginning of the year, the increase in rates due to Federal Reserve policy resulted in one of the worst years on record for the fixed income market. This was a rare period in which both equities and fixed income generated double digit negative returns.

As we look forward to 2023, we anticipate a moderation in interest rate increases. We believe fixed income returns should be more stable as a result. Despite the prospect of slower economic growth, our projections for earnings within our portfolios remains robust.

We are grateful for the continued confidence you place in CBIS and the CRI Funds. With your continued trust, we will continue to serve Catholic investors who are looking to transform the world.

Jeffery A. McCroy

CEO

John W. Geissinger

CIO

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Ultra Short Bond Fund

The Catholic Responsible Investments Ultra Short Bond Fund (“Fund”) seeks to provide current income consistent with the preservation of capital.

Under normal circumstances, the Ultra Short Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers’ acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; (vii) U.S. dollar-denominated instruments of foreign issuers; and (viii) floating rate securities. In addition, the Fund may enter into dollar roll transactions with selected banks and broker-dealers and invest in to-be-announced mortgage-backed securities, repurchase agreements, and in municipal securities.

CRI Ultra Short Bond Fund Review

Market news has been dominated by inflation concerns, central bank rate hikes, and the increasing probability for a global economic slowdown. The Fed made inflation its priority and raised rates throughout the year. Fixed income returns deteriorated as yields continued to move higher. Short rates rose at a faster pace than the long end of the curve although ultra-short bonds held up relatively well. The fund provided a positive return but slightly underperformed the benchmark due to out-of-benchmark allocations to credit sectors in a risk-off environment.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Ultra Short Bond Fund, Institutional Class	0.69%
Bloomberg US Treasury Bills 1-3 Month Index	0.85%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Bloomberg US Treasury Bills (1-3M) Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, are rated investment grade, and have $300 million or more of outstanding face value.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Short Duration Bond Fund

The Catholic Responsible Investments Short Duration Bond Fund (the “Fund”) seeks maximum current income consistent with the preservation of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include U.S. dollar-denominated fixed income securities; U.S. Treasury securities; governmental agency debt; corporate debt securities; collateralized loan obligations; asset-backed securities; municipal bonds; residential and commercial mortgage-backed securities; floating rate notes and adjustable rate mortgages (“ARMs”). Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in other types of U.S. government securities, including collateralized mortgage obligations (“CMO”) issued by U.S. government agencies or instrumentalities thereof, and may also invest in other mortgage-backed and asset-backed securities, as well as enter into repurchase agreements covering the securities described. The Fund’s fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency). The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable investment grade and non-investment grade securities.

CRI Short Duration Bond Fund Review

Market news has been dominated by inflation concerns, central bank rate hikes, and the increasing probability for a global economic slowdown. The Fed made inflation its priority and raised rates throughout the year. Fixed income returns deteriorated as yields continued to move higher and ended negative for the year. Short rates rose at a faster pace than the long end of the curve. Although returns were negative for the year, the fund outperformed its benchmark through effective interest rate management strategies.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Short Duration Bond Fund, Institutional Class	-4.52%
Bloomberg US Treasury 1-3 Month Index	-4.73%

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Bloomberg U.S. Treasury (1-3 Year) Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Bond Fund

The Catholic Responsible Investments Bond Fund (the “Fund”) seeks current income and long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. The Fund’s assets are allocated across different fixed-income market sectors and maturities. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities (“MBS”) and adjustable rate mortgages (“ARMs”); U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar- denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; asset-backed securities; debt issuances of REITs; convertible bonds; preferred stock; covered bonds and bonds issued by U.S. colleges and universities; leveraged bank loans; commercial paper; floating rate notes and other securities included in the Index (defined below). The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. Some of these investments in derivatives will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

CRI Bond Fund Review

Market news has been dominated by inflation concerns, central bank rate hikes, and the increasing probability for a global economic slowdown. The Fed made inflation its priority and raised rates throughout the year. Fixed income returns deteriorated as yields continued to move higher. Short rates rose at a faster pace than the long end of the curve. On average throughout the year, the fund’s duration was shorter than the benchmark. This led to the fund outperforming despite resulting in negative returns for the year.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Bond Fund, Institutional Class	-15.86%
Catholic Responsible Investments Bond Fund, Investor Class	-15.97%
Bloomberg U.S. Aggregate Bond Index	-16.21%

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Growth of a $5,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Opportunistic Bond Fund

The Catholic Responsible Investments Opportunistic Bond Fund (the “Fund”) seeks current income and to provide relatively low correlation to equity assets.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities and adjustable rate mortgages (“ARMs”); U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; asset-backed securities and floating rate notes. The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 20% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell U.S. Treasury futures to manage the Fund’s portfolio duration, yield curve positioning, or trade execution on a more cost-effective basis than by use of physical securities alone. The Fund may use credit default swaps on a single issuer (CDS) or a credit default swap index (CDX) to hedge credit risk. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

CRI Opportunistic Bond Fund Review

Market news has been dominated by inflation concerns, central bank rate hikes, and the increasing probability for a global economic slowdown. The Fed made inflation its priority and raised rates throughout the year. Fixed income returns deteriorated as yields continued to move higher. Short rates rose at a faster pace than the long end of the curve. Although returns were negative for the year, the fund outperformed its benchmark through effective interest rate management strategies.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Opportunistic Bond Fund, Institutional Class	-7.75%
Catholic Responsible Investments Opportunistic Bond Fund, Investor Class	-7.88%
Bloomberg 1-5 Year Government Credit Index	-6.93%

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Growth of a $5,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Bloomberg 1-5 Year Government Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Equity Index Fund

The Catholic Responsible Investments Equity Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the S&P 500® Index.

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 500® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

CRI Equity Index Fund Review

With increased inflation and the potential for a recession looming for most of 2022, U.S. equity markets were down for the year. In this market environment, defensive sectors such as consumer staples, energy, health care, and utilities were the only areas of the U.S. equity market with positive returns for the year. Information technology, as the largest segment of the equity market, was down significantly and drove much of the negative return of the S&P 500 index. The fund’s performance reflected the performance of the overall market. Additionally, the restrictions on the fund, particularly in health care, resulted in underperformance versus the index.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Equity Index Fund, Institutional Class	-15.01%
S&P 500® Index	-13.50%

Growth of a $3,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500® Index is a free-float capitalization-weighted index, published since 1957, of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the Index are those of large publicly held companies that trade on either of the two largest American stock exchanges: the NYSE and the NASDAQ.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Small-Cap Fund

The Catholic Responsible Investments Small-Cap Fund (the “Fund”) seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 600® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

CRI Small-Cap Fund Review

With increased inflation and the potential for a recession looming for most of 2022, U.S. equity markets were down for the year. In this market environment, defensive sectors such as consumer staples, energy, and utilities had positive returns for the year. In the small cap end of the U.S. equity market, consumer discretionary and health care companies (primarily biotech) were significant negative drivers of performance. The fund’s performance reflected the performance of the overall market. The restrictions on the fund had little impact on performance versus the index.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Small-Cap Fund, Institutional Class	-9.88%
S&P SmallCap 600® Index	-9.67%

Growth of a $3,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Multi-Style US Equity Fund

The Catholic Responsible Investments Multi-Style U.S. Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of predominantly mid to large capitalization companies included in the Russell 1000® Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of companies located in the United States. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

CRI Multi-Style U.S. Equity Fund Review

With increased inflation and the potential for a recession looming for most of 2022, U.S. equity markets were down for the year. In this market environment, defensive sectors such as consumer staples, energy, health care, and utilities were the only areas of the U.S. equity market with positive returns for the year. Information technology, as the largest segment of the equity market, was down significantly and drove much of the negative return of the Russell 1000 index. The fund is diversified across various return drivers, but in this market environment, the negative impact of stocks with quality or momentum characteristics outweighed the relatively better performance of value stocks.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Multi-Style US Equity Fund, Institutional Class	-19.39%
Catholic Responsible Investments Multi-Style US Equity Fund, Investor Class	-19.50%
Russell 1000® Index	-14.50%

Growth of a $5,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the Russell 3000® Index, as of the most recent reconstitution. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments International Equity Fund

The Catholic Responsible Investments International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well established companies based in those countries included in the MSCI All Country World Ex USA Index (the “Index”) that are believed to have above average market appreciation potential.

CRI International Equity Fund Review

In a year with rising inflation and geopolitical conflict, non-U.S. equity markets were down significantly with only energy stocks seeing positive results. All major countries were down by double digits, although Canada held up relatively well due to its many energy companies. The strength of the U.S. dollar resulted in even more negative returns for U.S.-based investors. The fund is diversified across various return drivers, but in this market environment, the negative impact of stocks with quality or momentum characteristics outweighed the relatively better performance of value stocks.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments International Equity Fund, Institutional Class	-24.88%
Catholic Responsible Investments International Equity Fund, Investor Class	-24.98%
MSCI ACWI ex USA Index	-21.33%

Growth of a $5,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the US) and 27 emerging markets countries. With 2,354 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments International Small-Cap Fund

The Catholic Responsible Investments International Small-Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of small capitalization companies based in those countries included in the MSCI All Country World ex USA Small Cap Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in a broadly diversified portfolio of equity securities of small capitalization companies that are located in countries throughout the world. The Fund generally considers small-cap foreign companies to be those companies with similar market capitalization and located in countries included in the MSCI All Country World ex-U.S. Small Cap Index. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

CRI International Small-Cap Fund Review

In a year with rising inflation and geopolitical conflict, non-U.S. equity markets were down significantly with only energy stocks seeing positive results. All major countries were down by double digits, although Canada held up relatively well due to its many energy companies. Non-Asian emerging markets also performed relatively well, as these small companies were less impacted by macroeconomic issues. The strength of the U.S. dollar resulted in even more negative returns for U.S.-based investors. With value stocks outperforming this year, the fund’s specific holdings in undervalued stocks resulted in fund performance that was less negative than the index.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments International Small-Cap Fund, Institutional Class	-22.99%
MSCI ACWI ex USA Small Cap Index	-23.72%

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Growth of a $1,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries. With 4,391 constituents, the index covers approximately 14% of the global equity opportunity set outside the US.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Magnus 45/55 Fund

The Catholic Responsible Investments Magnus 45/55 Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 45% of its assets and exposure to fixed income securities in an amount equal to 55% of its assets. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

CRI Magnus 45/55 Fund Review

In a year with rising inflation and geopolitical conflict, returns were negative across all asset classes. The Magnus Funds outperformed their benchmarks, and all four funds had similar return drivers. Fixed income performance was slightly better than equity returns for the year, and the Magnus Funds benefitted from being slightly overweight to fixed income. Within the fixed income allocation, the funds’ exposure to the shorter duration bond funds provided most of the fund outperformance. Manager selection was negative for all four funds, particularly in the equity allocation.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Magnus 45/55 Fund, Institutional Class	-13.93%
Catholic Responsible Investments Magnus 45/55 Fund, Investor Class	-14.03%
Custom Benchmark**	-15.92%
Bloomberg U.S. Aggregate Bond Index	-16.21%
Russell 3000® Index	-14.44%

Growth of a $15,000,000 Investment

(At Net Asset Value)

* Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

**The Custom Benchmark is a blended benchmark composed of 55% of the Bloomberg U.S. Aggregate Bond Index, 33.75% of the Russell 3000® Index, and 11.25% of the MSCI ACWI ex-US Index.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

The Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed income securities in an amount equal to 40% of its assets, with a bias towards “active” management in the equity portion of the portfolio. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

CRI Magnus 60/40 Alpha Plus Fund Review

In a year with rising inflation and geopolitical conflict, returns were negative across all asset classes. The Magnus Funds outperformed their benchmarks, and all four funds had similar return drivers. Fixed income performance was slightly better than equity returns for the year, and the Magnus Funds benefitted from being slightly overweight to fixed income. Within the fixed income allocation, the funds’ exposure to the shorter duration bond funds provided most of the fund outperformance. Manager selection was negative for all four funds, particularly in the equity allocation.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Institutional Class	-15.63%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Investor Class	-15.74%
Custom Benchmark**	-15.92%
Bloomberg U.S. Aggregate Bond Index	-16.21%
Russell 3000® Index	-14.44%

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Growth of a $15,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

**The Custom Benchmark is a blended benchmark composed of 40% of the Bloomberg U.S. Aggregate Bond Index, 45% of the Russell 3000® Index, and 15% of the MSCI ACWI ex-US Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

The Catholic Responsible Investments Magnus 60/40 Beta Plus Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed income securities in an amount equal to 40% of its assets, with a bias towards “passive” management in the equity portion of the portfolio. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

CRI Magnus 60/40 Beta Plus Fund Review

In a year with rising inflation and geopolitical conflict, returns were negative across all asset classes. The Magnus Funds outperformed their benchmarks, and all four funds had similar return drivers. Fixed income performance was slightly better than equity returns for the year, and the Magnus Funds benefitted from being slightly overweight to fixed income. Within the fixed income allocation, the funds’ exposure to the shorter duration bond funds provided most of the fund outperformance. Manager selection was negative for all four funds, particularly in the equity allocation.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Institutional Class	-14.42%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Investor Class	-14.63%
Custom Benchmark**	-15.92%
Bloomberg U.S. Aggregate Bond Index	-16.21%
Russell 3000® Index	-14.44%

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Growth of a $15,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

** The Custom Benchmark is a blended benchmark composed of 40% of the Bloomberg U.S. Aggregate Bond Index, 45% of the Russell 3000® Index, and 15% of the MSCI ACWI ex-US Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Magnus 75/25 Fund

The Catholic Responsible Investments Magnus 75/25 Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 75% of its assets and exposure to fixed income securities in an amount equal to 25% of its assets. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

CRI Magnus 75/25 Fund Review

In a year with rising inflation and geopolitical conflict, returns were negative across all asset classes. The Magnus Funds outperformed their benchmarks, and all four funds had similar return drivers. Fixed income performance was slightly better than equity returns for the year, and the Magnus Funds benefitted from being slightly overweight to fixed income. Within the fixed income allocation, the funds’ exposure to the shorter duration bond funds provided most of the fund outperformance. Manager selection was negative for all four funds, particularly in the equity allocation.

AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION THROUGH OCTOBER 31, 2022*
Catholic Responsible Investments Magnus 75/25 Fund, Institutional Class	-15.94%
Catholic Responsible Investments Magnus 75/25 Fund, Investor Class	-16.15%
Custom Benchmark**	-15.97%
Bloomberg U.S. Aggregate Bond Index	-16.21%
Russell 3000® Index	-14.44%

Growth of a $15,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

**The Custom Benchmark is a blended benchmark composed of 25% of the Bloomberg U.S. Aggregate Bond Index, 56.25% of the Russell 3000® Index, and 18.75% of the MSCI ACWI ex-US Index.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
U.S. TREASURY OBLIGATIONS — 44.4%

	Face Amount	Value
U.S. Cash Management Bill
3.940%, 02/14/23(A)	$402,500	$397,679
3.236%, 01/10/23(A)	1,100,000	1,091,756
2.714%, 11/29/22(A)	3,000,000	2,991,651
2.247%, 11/08/22(A)	611,600	611,283
U.S. Treasury Bill
4.114%, 04/13/23(A)	1,050,000	1,029,379
3.099%, 12/15/22(A)	6,155,300	6,128,988
2.964%, 01/26/23(A)	1,650,000	1,634,283
2.806%, 12/13/22(A)	1,500,000	1,493,844
2.532%, 01/05/23(A)	1,200,000	1,191,788
2.506%, 11/03/22(A)	2,500,000	2,499,703
0.000%, 02/02/23 (A)	484,700	479,641
0.000%, 02/28/23 (A)	1,500,000	1,479,108
U.S. Treasury Bill - WI Post Auction
3.132%, 01/03/23(A)	1,100,000	1,092,666
2.755%, 12/06/22(A)	1,500,000	1,494,868

Total U.S. Treasury Obligations
(Cost $23,635,942)		23,616,637

REPURCHASE AGREEMENTS — 26.0%

	Face Amount	Value
Gold Triparty Mortgage 2.980%, dated 10/31/22, to be repurchased on 11/01/22, repurchase price $7,700,637, collateralized by a U.S. Government obligation, par value $7,826,579, 5.500%, 09/20/52, with a total market value of $7,854,000	$7,700,000	$7,700,000

REPURCHASE AGREEMENTS — continued

	Face Amount	Value
Socgen Triparty Tsy 2.990%, dated 10/31/22, to be repurchased on 11/01/22, repurchase price $6,100,507, collateralized by a U.S. Government obligation, par value $6,298,400, 0.000%, 02/14/23, with a total market value of $6,222,057	$6,100,000	$6,100,000

Total Repurchase Agreements
(Cost $13,800,000)		$13,800,000

ASSET-BACKED SECURITIES — 14.1%

	Face Amount	Value

Automotive — 12.0%
Ally Auto Receivables Trust, Ser 2022-1, Cl A1
1.355%, 05/15/23	$5,519	$5,513
American Credit Acceptance Receivables Trust, Ser 2019-1, Cl D
3.810%, 04/14/25 (B)	25,089	25,069
American Credit Acceptance Receivables Trust, Ser 2020-1, Cl C
2.190%, 03/13/26 (B)	2,008	2,006
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl A
2.660%, 02/13/26 (B)	126,882	125,403
American Credit Acceptance Receivables Trust, Ser 2022-3, Cl A
4.120%, 02/13/26 (B)	39,223	38,877
AmeriCredit Automobile Receivables Trust, Ser 2019-2, Cl B
2.540%, 07/18/24	1,458	1,456
AmeriCredit Automobile Receivables Trust, Ser 2019-3, Cl B
2.130%, 07/18/25	59,319	59,147
AmeriCredit Automobile Receivables Trust, Ser 2021-1, Cl A3
0.370%, 08/18/25	199,797	195,836
AmeriCredit Automobile Receivables Trust, Ser 2021-3, Cl A2
0.410%, 02/18/25	88,547	87,718

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
AmeriCredit Automobile Receivables Trust, Ser 2022-1, Cl A2
2.050%, 01/20/26	$147,852	$145,713
AmeriCredit Automobile Receivables Trust, Ser 2022-2, Cl A1
2.192%, 06/19/23	19,560	19,540
AmeriCredit Automobile Receivables Trust, Ser 2022-2, Cl A2A
4.200%, 12/18/25	100,000	99,183
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/30 (B)	206,015	201,751
BMW Vehicle Owner Trust, Ser 2022-A, Cl A2B
3.517%, SOFR30A + 0.520%, 12/26/24 (C)	65,000	64,978
CarMax Auto Owner Trust, Ser 2022-2, Cl A2B
3.391%, SOFR30A + 0.600%, 05/15/25 (C)	55,484	55,458
Carvana Auto Receivables Trust, Ser 2019-4A, Cl C
2.720%, 01/15/25 (B)	66,503	66,346
Carvana Auto Receivables Trust, Ser 2021-N2, Cl A1
0.320%, 03/10/28	10,530	10,319
Chase Auto Owner Trust, Ser 2022-AA, Cl A1
2.983%, 08/25/23 (B)	175,855	175,317
Chesapeake Funding II, Ser 2019-1A, Cl A1
2.940%, 04/15/31 (B)	373	373
CIG Auto Receivables Trust, Ser 2020-1A, Cl B
1.550%, 01/13/25 (B)	62,368	62,245
CPS Auto Receivables Trust, Ser 2022-C, Cl A
4.180%, 04/15/30 (B)	86,148	85,214
Credit Acceptance Auto Loan Trust, Ser 2020-1A, Cl A
2.010%, 02/15/29 (B)	24,824	24,800
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl A1
3.644%, ICE LIBOR USD 1 Month + 0.330%, 12/11/34 (B)(C)	140,668	139,894
Drive Auto Receivables Trust, Ser 2020-1, Cl C
2.360%, 03/16/26	110,423	110,146

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Drive Auto Receivables Trust, Ser 2020-2, Cl C
2.280%, 08/17/26	$117,907	$116,856
Drive Auto Receivables Trust, Ser 2021-1, Cl B
0.650%, 07/15/25	94,022	93,758
Drive Auto Receivables Trust, Ser 2021-1, Cl C
1.020%, 06/15/27	170,000	164,693
Drive Auto Receivables Trust, Ser 2021-2, Cl A3
0.350%, 03/17/25	31,300	31,275
Drive Auto Receivables Trust, Ser 2021-3, Cl A2
0.520%, 01/15/25	27,507	27,453
DT Auto Owner Trust, Ser 2020-3A, Cl B
0.910%, 12/16/24 (B)	68,020	67,626
DT Auto Owner Trust, Ser 2021-1A, Cl A
0.350%, 01/15/25 (B)	2,377	2,373
DT Auto Owner Trust, Ser 2021-2A, Cl A
0.410%, 03/17/25 (B)	35,428	35,218
DT Auto Owner Trust, Ser 2021-3A, Cl A
0.330%, 04/15/25 (B)	150,122	148,243
Enterprise Fleet Financing, Ser 2019-3, Cl A3
2.190%, 05/20/25 (B)	200,000	198,547
Exeter Automobile Receivables Trust, Ser 2020-2A, Cl C
3.280%, 05/15/25 (B)	83,761	83,459
Exeter Automobile Receivables Trust, Ser 2021-3A, Cl B
0.690%, 01/15/26	100,000	98,181
Exeter Automobile Receivables Trust, Ser 2022-1A, Cl A2
1.150%, 06/17/24	120,927	120,612
Exeter Automobile Receivables Trust, Ser 2022-3A, Cl A2
3.450%, 08/15/24	82,890	82,610
Exeter Automobile Receivables Trust, Ser 2022-4A, Cl A2
3.990%, 08/15/24	60,000	59,841
Exeter Automobile Receivables Trust, Ser 2022-5A, Cl A2
5.290%, 01/15/25	175,000	174,734
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/26 (B)	105,507	103,994

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Flagship Credit Auto Trust, Ser 2018-4, Cl C
4.110%, 10/15/24 (B)	$5,087	$5,084
Flagship Credit Auto Trust, Ser 2020-1, Cl B
2.050%, 02/17/25 (B)	44,526	44,388
Flagship Credit Auto Trust, Ser 2020-3, Cl A
0.700%, 04/15/25 (B)	34,991	34,896
Flagship Credit Auto Trust, Ser 2020-4, Cl A
0.530%, 04/15/25 (B)	25,342	25,271
Flagship Credit Auto Trust, Ser 2021-1, Cl A
0.310%, 06/16/25 (B)	100,189	99,370
Ford Credit Auto Lease Trust, Ser 2022-A, Cl A2B
3.391%, SOFR30A + 0.600%, 10/15/24 (C)	37,441	37,470
Ford Credit Auto Owner Trust, Ser 2022-C, Cl A1
3.633%, 10/15/23	150,246	150,038
Foursight Capital Automobile Receivables Trust, Ser 2022-2, Cl A1
3.312%, 08/15/23 (B)	91,888	91,780
GLS Auto Receivables Issuer Trust, Ser 2020-4A, Cl B
0.870%, 12/16/24 (B)	3,888	3,882
GLS Auto Receivables Issuer Trust, Ser 2022-2A, Cl A1
1.723%, 06/15/23 (B)	11,962	11,950
GM Financial Automobile Leasing Trust, Ser 2021-1, Cl A3
0.260%, 02/20/24	149,320	147,934
Honda Auto Receivables Owner Trust, Ser 2020-1, Cl A3
1.610%, 04/22/24	133,732	132,450
Hyundai Auto Lease Securitization Trust, Ser 2022-B, Cl A2B
3.411%, SOFR30A + 0.620%, 10/15/24 (B)(C)	95,209	95,191
Santander Drive Auto Receivables Trust, Ser 2020-2, Cl C
1.460%, 09/15/25	141,973	141,219
Santander Drive Auto Receivables Trust, Ser 2021-1, Cl C
0.750%, 02/17/26	275,000	269,864

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Santander Drive Auto Receivables Trust, Ser 2022-4, Cl A2
4.050%, 07/15/25	$160,000	$158,856
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A2
3.980%, 01/15/25	95,000	94,345
Santander Drive Auto Receivables Trust, Ser 2022-6, Cl A2
4.370%, 05/15/25	85,000	84,467
United Auto Credit Securitization Trust, Ser 2022-1, Cl A
1.110%, 07/10/24 (B)	33,372	33,119
United Auto Credit Securitization Trust, Ser 2022-2, Cl A
4.390%, 04/10/25 (B)	128,831	127,928
Westlake Automobile Receivables Trust, Ser 2019-1A, Cl E
4.490%, 07/15/24 (B)	123,181	123,150
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl D
2.720%, 11/15/24 (B)	285,242	282,903
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl A2A
0.390%, 10/15/24 (B)	18,519	18,419
Westlake Automobile Receivables Trust, Ser 2021-3A, Cl A2
0.570%, 09/16/24 (B)	192,335	190,529
Westlake Automobile Receivables Trust, Ser 2022-2A, Cl A1
1.808%, 06/15/23 (B)	55,763	55,668
Westlake Automobile Receivables Trust, Ser 2022-3A, Cl A1
4.005%, 10/16/23 (B)	275,000	274,665
World Omni Auto Receivables Trust, Ser 2019-A, Cl A4
3.220%, 06/16/25	160,000	159,538
World Omni Auto Receivables Trust, Ser 2022-B, Cl A2B
3.361%, SOFR30A + 0.570%, 10/15/25 (C)	60,000	59,805

		6,365,954

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value

Other Asset-Backed Securities — 2.1%
BHG Securitization Trust, Ser 2022-C, Cl A
5.320%, 10/17/35 (B)	$99,156	$98,258
CCG Receivables Trust, Ser 2022-1, Cl A1
1.842%, 06/14/23 (B)	37,365	37,285
Cloud Pass-Through Trust, Ser 2019-1A, Cl CLOU
3.554%, 12/05/22 (B)(C)	84	84
Dell Equipment Finance Trust, Ser 2022-2, Cl A1
3.062%, 07/24/23 (B)	122,589	122,264
DLLAD, Ser 2021-1A, Cl A2
0.350%, 09/20/24 (B)	130,621	128,060
DLLST, Ser 2022-1A, Cl A1
1.560%, 05/22/23 (B)	65,306	65,128
FREED ABS Trust, Ser 2022-1FP, Cl A
0.940%, 03/19/29 (B)	18,777	18,612
GreatAmerica Leasing Receivables Funding Series, Ser 2022-1, Cl A1
4.335%, 10/16/23 (B)	135,000	134,757
Hpefs Equipment Trust, Ser 2022-2A, Cl A1
1.905%, 05/22/23 (B)	46,270	46,086
Hpefs Equipment Trust, Ser 2022-3A, Cl A1
4.331%, 10/20/23 (B)	275,000	274,724
Kubota Credit Owner Trust, Ser 2022-2A, Cl A1
3.052%, 07/17/23 (B)	92,755	92,475
Marlin Receivables, Ser 2022-1A, Cl A1
3.372%, 07/20/23 (B)	134,949	134,223

		1,151,956

Total Asset-Backed Securities
(Cost $7,546,326)		7,517,910

CORPORATE OBLIGATIONS — 11.2%

	Face Amount	Value

COMMUNICATION SERVICES — 0.4%
Warnermedia Holdings
4.752%, SOFRINDX + 1.780%, 03/15/24(B)(C)	$215,000	$214,421

CONSUMER DISCRETIONARY — 0.3%
Starbucks
3.107%, SOFRINDX + 0.420%, 02/14/24(C)	175,000	174,270

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES — 0.3%
Daimler Trucks Finance North America
4.058%, U.S. SOFR + 1.000%, 04/05/24(B)(C)	$175,000	$174,520

ENERGY — 0.5%
Enbridge
3.342%, SOFRINDX + 0.630%, 02/16/24(C)	250,000	247,236

FINANCIALS — 6.2%
American Express
3.782%, SOFRINDX + 0.720%, 05/03/24(C)	150,000	149,375
Bank of Montreal MTN
3.622%, SOFRINDX + 0.710%, 03/08/24(C)	300,000	298,041
Canadian Imperial Bank of Commerce
3.823%, U.S. SOFR + 0.800%, 03/17/23(C)	175,000	174,934
Cooperatieve Rabobank UA
3.580%, U.S. SOFR + 0.530%, 06/28/23(C)	300,000	299,704
Credit Suisse NY
3.034%, SOFRINDX + 0.380%, 08/09/23(C)	300,000	291,881
Deutsche Bank NY
3.137%, U.S. SOFR + 0.500%, 11/08/23(C)	225,000	222,181
Equitable Financial Life Global Funding
3.449%, U.S. SOFR + 0.390%, 04/06/23(B)(C)	450,000	448,578
Morgan Stanley MTN
3.125%, 01/23/23	350,000	348,811
New York Life Global Funding MTN
3.302%, SOFRINDX + 0.430%, 06/06/24(B)(C)	300,000	297,887
Nordea Bank Abp NY
3.220%, U.S. SOFR + 0.170%, 11/28/22(C)	250,000	250,004
Toronto-Dominion Bank MTN
3.298%, U.S. SOFR + 0.240%, 01/06/23(C)	150,000	149,910
UBS
3.173%, U.S. SOFR + 0.320%, 06/01/23(B)(C)	375,000	374,171

		3,305,477

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — 0.7%
Caterpillar Financial Services MTN
3.229%, U.S. SOFR + 0.170%, 01/10/24(C)	$175,000	$174,159
3.137%, U.S. SOFR + 0.450%, 11/13/23(C)	200,000	199,894

		374,053

INFORMATION TECHNOLOGY — 0.4%
QUALCOMM
5.145%, ICE LIBOR USD 3 Month + 0.730%, 01/30/23(C)	194,000	194,098

UTILITIES — 2.4%
Florida Power & Light
2.920%, SOFRINDX + 0.250%, 05/10/23(C)	200,000	199,314
National Rural Utilities Cooperative Finance MTN
3.462%, U.S. SOFR + 0.400%, 08/07/23(C)	225,000	224,389
NextEra Energy Capital Holdings
3.393%, SOFRINDX + 0.540%, 03/01/23(C)	225,000	224,700
3.254%, ICE LIBOR USD 3 Month + 0.270%, 02/22/23(C)	300,000	299,462
Southern
3.040%, SOFRINDX + 0.370%, 05/10/23(C)	300,000	298,701

		1,246,566

Total Corporate Obligations
(Cost $5,961,566)		5,930,641

CERTIFICATES OF DEPOSIT — 3.1%

	Face Amount	Value
Bank of Nova Scotia
3.700%, 04/27/23	$500,000	$500,000
BofA Securities
1.320%, 06/16/23	250,000	249,706
Commonwealth Bank of Australia
3.380%, 04/27/23	375,000	374,554
Toronto-Dominion Bank
0.000%, 05/01/23	500,000	499,945

Total Certificates of Deposit
(Cost $1,625,000)		1,624,205

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%

	Face Amount	Value
FFCB
3.085%, U.S. SOFR + 0.035%, 07/12/23(C)	$600,000	$600,099
FHLB
4.375%, 04/27/23	850,000	848,866

Total U.S. Government Agency Obligations
(Cost $1,449,704)		1,448,965

COMMERCIAL PAPER — 1.9%

	Face Amount	Value
Bank of Montreal
2.811%, 05/24/23 (A)	$250,000	$242,846
BofA Securities
5.204%, 05/19/23 (A)	300,000	291,592
Canadian Imperial Holdings
2.871%, 12/16/22 (A)	250,000	248,830
Landesbank Baden-Wuerttemberg NY
2.306%, 01/10/23 (A)	250,000	247,966

Total Commercial Paper
(Cost $1,035,763)		$1,031,234

Total Investments in Securities— 103.4%
(Cost $55,054,301)		$54,969,592

Percentages are based on Net Assets of $53,159,210.

(A)	Interest rate represents the security’s effective yield at the time of purchase.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2022 was $7,389,813 and represented 13.9% of Net Assets.

(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2022

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

SOFR — Secured Overnight Financing Rate

SOFR30A — Secured Overnight Financing Rate 30-day Average

SOFRINDX — Secured Overnight Financing Rate

USD — U.S. Dollar

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

Amounts designated as “–” are $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 43.9%

	Face Amount	Value
COMMUNICATION SERVICES — 2.1%
AT&T
0.000%, 11/27/22(A)	$2,000,000	$1,993,217
Comcast
5.250%, 11/07/25	610,000	609,835
NTT Finance
4.239%, 07/25/25(A)	740,000	720,100
Sprint Spectrum
4.738%, 03/20/25(A)	1,600,000	1,575,457
Time Warner Cable Enterprises
8.375%, 03/15/23	2,400,000	2,426,186
Warnermedia Holdings
3.428%, 03/15/24(A)	2,625,000	2,531,310

		9,856,105

CONSUMER DISCRETIONARY — 3.1%
Dollar General
4.250%, 09/20/24	1,000,000	981,605
DR Horton
2.600%, 10/15/25	2,575,000	2,350,588
Ford Motor Credit
2.300%, 02/10/25	2,500,000	2,277,749
General Motors Financial
4.150%, 06/19/23	1,975,000	1,958,505
Lennar
4.875%, 12/15/23	2,000,000	1,980,608
4.750%, 05/30/25	1,825,000	1,773,680
Lowe’s
4.400%, 09/08/25	1,250,000	1,224,830
Marriott International
3.125%, 02/15/23	780,000	775,391

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER DISCRETIONARY — continued
Mileage Plus Holdings
6.500%, 06/20/27(A)	$1,282,500	$1,267,886

		14,590,842

CONSUMER STAPLES — 1.2%
Bunge Finance
1.630%, 08/17/25	2,200,000	1,968,419
CVS Pass-Through Trust
6.036%, 12/10/28	2,532,259	2,491,551
Mondelez International Holdings Netherlands BV
4.250%, 09/15/25(A)	1,250,000	1,214,614

		5,674,584

ENERGY — 2.4%
Continental Resources
3.800%, 06/01/24	1,695,000	1,634,802
Equities
6.125%, 02/01/25	1,250,000	1,253,088
5.678%, 10/01/25	1,000,000	989,482
Hydro-Quebec
8.050%, 07/07/24	2,000,000	2,101,047
MidAmerican Energy
3.100%, 05/01/27	2,000,000	1,841,859
Petroleos Mexicanos
2.830%, 02/15/24	276,750	272,141
1.950%, 12/20/22	315,000	313,732
1.700%, 12/20/22	292,000	290,729
Plains All American Pipeline
4.650%, 10/15/25	2,250,000	2,173,915

		10,870,795

FINANCIALS — 25.6%
ABN AMRO Bank
7.750%, 05/15/23(A)	1,700,000	1,711,975
Aflac
1.125%, 03/15/26	900,000	787,236
African Development Bank
0.750%, 04/03/23	2,700,000	2,656,588
AIB Group
7.583%, U.S. SOFR + 3.456%, 10/14/26(A)(B)	750,000	743,769
American Express
3.950%, 08/01/25	825,000	792,371
Asian Development Bank MTN
1.750%, 08/14/26	2,387,000	2,154,752
Athene Global Funding
2.800%, 05/26/23(A)	1,000,000	985,955
2.514%, 03/08/24(A)	1,570,000	1,495,920

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Bank of America MTN
3.004%, ICE LIBOR USD 3 MONTH + 0.790%, 12/20/23(B)	$2,075,000	$2,067,488
1.530%, U.S. SOFR + 0.650%, 12/06/25(B)	1,000,000	910,489
0.810%, U.S. SOFR + 0.740%, 10/24/24(B)	2,000,000	1,897,734
Bank of Ireland Group
6.253%, H15T1Y + 2.650%, 09/16/26(A)(B)	815,000	786,158
Bank One Michigan
8.250%, 11/01/24	1,925,000	2,018,642
Banque Federative du Credit Mutuel
4.524%, 07/13/25(A)	1,225,000	1,184,671
Barclays
5.304%, H15T1Y + 2.300%, 08/09/26(B)	1,450,000	1,377,810
BPCE
4.000%, 04/15/24	1,050,000	1,021,533
Brighthouse Financial Global Funding MTN
1.200%, 12/15/23(A)	1,720,000	1,637,332
1.000%, 04/12/24(A)	594,000	555,853
Caisse d’Amortissement de la Dette Sociale
3.000%, 05/17/25(A)	428,000	410,663
0.375%, 05/27/24(A)	1,000,000	934,320
Canadian Imperial Bank of Commerce
3.945%, 08/04/25	1,000,000	959,468
Capital One Financial
4.985%, U.S. SOFR + 2.160%, 07/24/26(B)	825,000	792,454
4.166%, U.S. SOFR + 1.370%, 05/09/25(B)	1,185,000	1,138,566
CDP Financial MTN
1.000%, 05/26/26(A)	1,000,000	876,770
Citigroup
5.610%, U.S. SOFR + 1.546%, 09/29/26(B)	1,250,000	1,232,972
3.754%, U.S. SOFR + 0.694%, 01/25/26(B)	2,117,000	2,052,243
2.014%, U.S. SOFR + 0.694%, 01/25/26(B)	1,000,000	913,310
0.776%, U.S. SOFR + 0.686%, 10/30/24(B)	1,000,000	945,876
Cooperatieve Rabobank UA
3.875%, 08/22/24	750,000	731,788

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
1.004%, H15T1Y + 0.730%, 09/24/26(A)(B)	$1,000,000	$862,849
Council of Europe Development Bank
3.000%, 06/16/25	1,000,000	960,892
Credit Agricole MTN
1.907%, U.S. SOFR + 1.676%, 06/16/26(A)(B)	2,525,000	2,235,877
Credit Suisse Group
2.593%, U.S. SOFR + 1.560%, 09/11/25(A)(B)	3,050,000	2,707,886
Credit Suisse NY
4.750%, 08/09/24	625,000	593,506
Deutsche Bank NY
2.222%, U.S. SOFR + 2.159%, 09/18/24(B)	2,605,000	2,467,745
1.686%, 03/19/26	1,000,000	857,602
Diageo Capital
5.200%, 10/24/25	780,000	782,286
Equitable Financial Life Global Funding
1.100%, 11/12/24(A)	2,670,000	2,445,651
European Investment Bank
2.875%, 06/13/25(A)	2,000,000	1,918,864
2.125%, 04/13/26	447,000	413,075
0.625%, 10/21/27	2,000,000	1,668,154
Federation des Caisses Desjardins du Quebec
0.700%, 05/21/24(A)	1,500,000	1,390,015
Fifth Third Bank
5.852%, U.S. SOFR + 1.230%, 10/27/25(B)	1,130,000	1,130,899
GATX Financial 2005-1 Pass Through Trust
5.697%, 01/02/25(A)	217,146	215,294
Goldman Sachs Group
5.700%, 11/01/24	750,000	749,430
4.387%, U.S. SOFR + 1.510%, 06/15/27(B)	1,000,000	939,606
0.855%, U.S. SOFR + 0.609%, 02/12/26(B)	579,000	513,129
HSBC Holdings
7.336%, U.S. SOFR + 3.030%, 11/03/26(B)	1,000,000	1,002,387
3.033%, ICE LIBOR USD 3 Month + 0.923%, 11/22/23(B)	2,000,000	1,995,979
ING Bank
5.800%, 09/25/23(A)	2,500,000	2,490,501

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
ING Groep
1.400%, H15T1Y + 1.100%, 07/01/26(A)(B)	$1,000,000	$875,769
Inter-American Development Bank
0.500%, 05/24/23	1,550,000	1,515,342
International Bank for Reconstruction & Development
3.362%, U.S. SOFR + 0.300%, 08/06/24(B)	1,500,000	1,505,478
3.353%, SOFRINDX + 0.390%, 06/17/24(B)	1,000,000	1,003,050
1.875%, 06/19/23	1,000,000	982,753
0.625%, 04/22/25	1,000,000	908,271
International Finance
3.141%, U.S. SOFR + 0.090%, 04/03/24(B)	2,000,000	1,999,432
0.500%, 03/20/23	1,000,000	985,256
JPMorgan Chase
1.045%, U.S. SOFR + 0.800%, 11/19/26(B)	1,500,000	1,291,568
0.768%, U.S. SOFR + 0.490%, 08/09/25(B)	1,000,000	912,359
0.653%, TSFR3M + 0.600%, 09/16/24(B)	2,500,000	2,386,267
Kansas City Southern
3.850%, 11/15/23	1,975,000	1,938,071
KeyBank
4.150%, 08/08/25	1,165,000	1,124,627
Macquarie Group
5.108%, U.S. SOFR + 2.208%, 08/09/26(A)(B)	1,450,000	1,413,673
Massachusetts Mutual Life Insurance
7.625%, 11/15/23(A)	2,250,000	2,281,074
Metropolitan Tower Life Insurance
7.625%, 01/15/24(A)	2,000,000	2,033,636
Mitsubishi UFJ Financial Group
5.063%, H15T1Y + 1.550%, 09/12/25(B)	1,000,000	985,222
4.788%, H15T1Y + 1.700%, 07/18/25(B)	1,000,000	980,694
2.527%, 09/13/23	1,000,000	974,687
Morgan Stanley MTN
5.000%, 11/24/25	3,425,000	3,369,921
3.737%, ICE LIBOR USD 3 Month + 0.847%, 04/24/24(B)	1,000,000	990,020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
0.864%, U.S. SOFR + 0.745%, 10/21/25(B)	$1,000,000	$901,737
National Bank of Canada MTN
0.550%, H15T1Y + 0.400%, 11/15/24(B)	2,000,000	1,895,230
NatWest Group
2.359%, H15T1Y + 2.150%, 05/22/24(B)	1,000,000	972,815
NatWest Markets
3.479%, 03/22/25(A)	1,585,000	1,495,287
New York Life Global Funding MTN
3.600%, 08/05/25(A)	825,000	789,019
PNC Financial Services Group
5.671%, SOFRINDX + 1.090%, 10/28/25(B)	725,000	726,291
Royal Bank of Canada MTN
3.970%, 07/26/24	1,025,000	1,000,940
Santander Holdings USA
5.807%, U.S. SOFR + 2.328%, 09/09/26(B)	1,850,000	1,791,022
Toronto-Dominion Bank MTN
3.501%, U.S. SOFR + 0.450%, 09/28/23(B)	2,000,000	1,991,333
Truist Financial MTN
4.260%, U.S. SOFR + 1.456%, 07/28/26(B)	1,025,000	987,936
TTX MTN
3.600%, 01/15/25(A)	2,500,000	2,392,718
UBS Group
1.008%, H15T1Y + 0.830%, 07/30/24(A)(B)	2,500,000	2,405,718
US Bancorp
5.727%, U.S. SOFR + 1.430%, 10/21/26(B)	1,000,000	1,002,568
USAA Capital
1.500%, 05/01/23(A)	1,000,000	982,731
0.500%, 05/01/24(A)	2,500,000	2,337,535
Wells Fargo MTN
2.406%, U.S. SOFR + 1.087%, 10/30/25(B)	4,825,000	4,492,687
0.805%, U.S. SOFR + 0.510%, 05/19/25(B)	1,000,000	925,258

		121,664,328

HEALTH CARE — 0.8%
Adventist Health System
2.433%, 09/01/24	1,415,000	1,335,460
CommonSpirit Health
1.547%, 10/01/25	1,000,000	888,535

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
HEALTH CARE — continued
Elevance Health
5.350%, 10/15/25	$330,000	$330,017
GSK Consumer Healthcare Capital UK
3.125%, 03/24/25(A)	625,000	588,413
GSK Consumer Healthcare Capital US
3.024%, 03/24/24(A)	525,000	506,425

		3,648,850

INDUSTRIALS — 2.3%
AerCap Ireland Capital DAC
4.875%, 01/16/24	1,000,000	981,340
4.125%, 07/03/23	1,925,000	1,901,294
Burlington Northern and Santa Fe Railway Pass Through Trust, Ser 2006-1
5.720%, 01/15/24	511,660	520,101
CNH Industrial
4.500%, 08/15/23	2,375,000	2,355,879
Lennox International
3.000%, 11/15/23	2,000,000	1,951,255
Nature Conservancy
0.467%, 07/01/23	425,000	411,776
Republic Services
4.750%, 05/15/23	900,000	898,411
Xylem
1.950%, 01/30/28	2,155,000	1,808,065

		10,828,121

INFORMATION TECHNOLOGY — 1.3%
Apple
2.850%, 02/23/23	2,000,000	1,989,794
Fiserv
3.800%, 10/01/23	2,015,000	1,985,171
Global Payments
4.000%, 06/01/23	2,000,000	1,983,950

		5,958,915

MATERIALS — 2.4%
Air Liquide Finance
2.250%, 09/27/23(A)	2,000,000	1,945,802
Berry Global
4.875%, 07/15/26(A)	1,250,000	1,174,375
0.950%, 02/15/24	1,300,000	1,222,364
Celanese US Holdings
6.050%, 03/15/25	1,025,000	996,450
Graphic Packaging International
0.821%, 04/15/24(A)	1,025,000	950,749

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
MATERIALS — continued
LG Chemical
4.375%, 07/14/25(A)	$570,000	$550,562
Nutrien
1.900%, 05/13/23	1,175,000	1,153,159
Sherwin-Williams
4.250%, 08/08/25	465,000	452,200
Steel Dynamics
5.000%, 12/15/26	1,550,000	1,494,202
Union Carbide
7.875%, 04/01/23	1,950,000	1,967,112

		11,906,975

UTILITIES — 2.7%
Avangrid
3.200%, 04/15/25	2,500,000	2,349,335
3.150%, 12/01/24	1,000,000	950,945
Edison International
4.700%, 08/15/25	1,450,000	1,399,545
Electricite de France
3.625%, 10/13/25(A)	500,000	471,856
NextEra Energy Capital Holdings
4.255%, 09/01/24	1,050,000	1,029,299
2.940%, 03/21/24	1,300,000	1,258,378
NorthWestern
1.000%, 03/26/24	2,600,000	2,455,104
Pacific Gas and Electric
3.837%, SOFRINDX + 1.150%, 11/14/22(B)	370,000	369,741
Southern
5.150%, 10/06/25	750,000	746,276
Southern Power
4.150%, 12/01/25	1,000,000	970,971
0.900%, 01/15/26	1,000,000	865,235

		12,866,685

Total Corporate Obligations
(Cost $217,097,630)		207,866,200

U.S. TREASURY OBLIGATIONS — 28.6%

	Face Amount	Value
U.S. Treasury Notes
4.375%, 10/31/24	$5,790,000	$5,776,203
3.000%, 07/31/24	3,000,000	2,919,141
2.875%, 06/15/25	28,000,000	26,905,156
2.750%, 02/28/25	7,640,000	7,348,427
2.625%, 03/31/25	3,640,000	3,489,566
2.500%, 05/31/24	23,750,000	22,975,342
2.250%, 11/15/24	19,350,000	18,498,902
2.250%, 12/31/24	2,580,000	2,460,272

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
1.875%, 08/31/24	$17,875,000	$17,023,144
1.750%, 12/31/24	14,145,000	13,361,500
1.125%, 02/28/25	3,780,000	3,501,225
0.375%, 12/31/25	3,500,000	3,086,016
0.250%, 06/30/25	9,150,000	8,204,619

Total U.S. Treasury Obligations
(Cost $142,116,163)		135,549,513

ASSET-BACKED SECURITIES — 16.7%

	Face Amount	Value
Automotive — 6.1%
American Credit Acceptance Receivables Trust, Ser 2022-3, Cl A
4.120%, 02/13/26(A)	$257,132	$254,864
ARI Fleet Lease Trust, Ser 2022-A, Cl A2
3.120%, 01/15/31(A)	935,000	914,008
Avis Budget Rental Car Funding AESOP, Ser 2017-2A, Cl A
2.970%, 03/20/24(A)	2,541,667	2,529,076
Carvana Auto Receivables Trust, Ser 2021-N3, Cl B
0.660%, 06/12/28	274,212	261,000
Carvana Auto Receivables Trust, Ser 2022-P3, Cl A2
4.420%, 12/10/25	885,000	877,392
CPS Auto Receivables Trust, Ser 2022-C, Cl A
4.180%, 04/15/30(A)	594,418	587,998
Drive Auto Receivables Trust, Ser 2021-2, Cl C
0.870%, 10/15/27	1,250,000	1,180,435
Enterprise Fleet Financing, Ser 2022-3, Cl A2
4.380%, 07/20/29(A)	285,000	279,744
Exeter Automobile Receivables Trust, Ser 2022-4A, Cl A2
3.990%, 08/15/24	445,000	443,821
Flagship Credit Auto Trust, Ser 2022-2, Cl A2
3.280%, 08/15/25(A)	2,000,000	1,973,720
Flagship Credit Auto Trust, Ser 2022-3, Cl A2
4.060%, 10/15/25(A)	890,000	880,662
Foursight Capital Automobile Receivables Trust, Ser 2022-2, Cl A2
4.490%, 03/16/26(A)	1,895,000	1,871,251

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Hertz Vehicle Financing, Ser 2021-1A, Cl A
1.210%, 12/26/25(A)	$2,575,000	$2,338,977
Hyundai Auto Lease Securitization Trust, Ser 2022-B, Cl A3
3.350%, 06/16/25(A)	1,435,000	1,394,410
Santander Drive Auto Receivables Trust, Ser 2022-4, Cl A2
4.050%, 07/15/25	1,160,000	1,151,701
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A2
3.980%, 01/15/25	625,000	620,687
Tesla Auto Lease Trust, Ser 2021-A, Cl B
1.020%, 03/20/25(A)	1,000,000	949,173
Tesla Auto Lease Trust, Ser 2021-B, Cl A3
0.600%, 09/22/25(A)	1,540,000	1,440,538
Toyota Auto Receivables Owner Trust, Ser 2022-B, Cl A3
2.930%, 09/15/26	935,000	897,733
United Auto Credit Securitization Trust, Ser 2022-2, Cl A
4.390%, 04/10/25(A)	1,320,709	1,311,455
Westlake Automobile Receivables Trust, Ser 2021-3A, Cl A3
0.950%, 06/16/25 (A)	1,908,000	1,847,914
Westlake Automobile Receivables Trust, Ser 2022-3A, Cl A2
5.240%, 07/15/25 (A)	1,250,000	1,244,429
World Omni Auto Receivables Trust, Ser 2020-C, Cl A3
0.480%, 11/17/25	1,075,818	1,043,339
World Omni Select Auto Trust, Ser 2020-A, Cl B
0.840%, 06/15/26	2,500,000	2,419,469

		28,713,796

Other Asset-Backed Securities — 10.6%
American Tower Trust #1, Ser 2013-13, Cl 2A
3.070%, 03/15/48 (A)	3,265,000	3,235,853
Amur Equipment Finance Receivables VII, Ser 2019-1A, Cl A2
2.630%, 06/20/24 (A)	109,055	108,751

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Amur Equipment Finance Receivables XI, Ser 2022-2A, Cl A2
5.300%, 06/21/28 (A)	$455,000	$448,805
BANK, Ser 2018-BN10, Cl ASB
3.641%, 02/15/61	415,000	391,667
BHG Securitization Trust, Ser 2022-C, Cl A
5.320%, 10/17/35 (A)	366,876	363,583
BX Commercial Mortgage Trust, Ser 2022-AHP, Cl A
4.366%, TSFR1M + 0.990%, 01/17/39 (A)(B)	492,000	472,323
CHL Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
5.401%, ICE LIBOR USD 1 Month + 0.540%, 02/25/35 (B)	11,693	10,377
CIFC Funding, Ser 2017-5A, Cl A1
5.259%, ICE LIBOR USD 3 Month + 1.180%, 11/16/30 (A)(B)	1,275,000	1,254,220
CNH Equipment Trust, Ser 2022-B, Cl A2
3.940%, 12/15/25	540,000	531,845
COMM Mortgage Trust, Ser 2013-CR11, Cl A4
4.258%, 08/10/50	1,500,000	1,481,400
COMM Mortgage Trust, Ser 2013-WWP, Cl A1
2.499%, 03/10/31 (A)	187,835	187,350
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/47	575,057	565,400
Community Program Loan Trust, Ser 1987-A, Cl B
4.500%, 10/01/29	6,032	5,794
CSAIL Commercial Mortgage Trust, Ser 2015-C1, Cl ASB
3.351%, 04/15/50	1,069,791	1,043,103
CSAIL Commercial Mortgage Trust, Ser 2018-CX11, Cl A3
4.095%, 04/15/51	1,748,596	1,709,801
DBGS Mortgage Trust, Ser 2018-C1, Cl A1
3.409%, 10/15/51	225,093	223,804
DBUBS Mortgage Trust, Ser 2017-BRBK, Cl E
3.530%, 10/10/34 (A)(B)	521,000	464,100

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Dell Equipment Finance Trust, Ser 2022-2, Cl A2
4.030%, 07/22/27 (A)	$875,000	$865,353
DLLST, Ser 2022-1A, Cl A2
2.790%, 01/22/24 (A)	810,000	799,531
Evergreen Credit Card Trust Series, Ser 2022-CRT1, Cl B
5.610%, 07/15/26 (A)	2,000,000	1,948,711
Extended Stay America Trust, Ser 2021-ESH, Cl B
4.793%, ICE LIBOR USD 1 Month + 1.380%, 07/15/38 (A)(B)	1,073,811	1,018,689
FCI Funding, Ser 2021-1A, Cl A
1.130%, 04/15/33 (A)	487,005	473,822
Flatiron CLO 17, Ser 2021-1A, Cl AR
3.885%, ICE LIBOR USD 3 Month + 0.980%, 05/15/30 (A)(B)	1,446,129	1,414,965
FREED ABS Trust, Ser 2022-2CP, Cl A
3.030%, 05/18/29 (A)	1,332,336	1,317,554
Golub Capital Partners CLO, Ser 2017-24A, Cl AR
4.432%, ICE LIBOR USD 3 Month + 1.600%, 11/05/29 (A)(B)	2,600,000	2,526,945
GoodLeap Sustainable Home Solutions Trust, Ser 2022-3CS, Cl B
5.500%, 07/20/49 (A)	500,000	423,773
GreatAmerica Leasing Receivables Funding Series, Ser 2022-1, Cl A2
4.920%, 05/15/25 (A)	605,000	600,563
GS Mortgage Securities II, Ser 2018-GS10, Cl WLSC
4.904%, 03/10/33 (A)(B)	400,000	348,448
GS Mortgage Securities Trust, Ser 2022-SHIP, Cl A
4.107%, TSFR1M + 0.731%, 08/15/36 (A)(B)	115,000	113,085
GSR Mortgage Loan Trust, Ser 2004-9, Cl 3A1
3.502%, 08/25/34 (B)	16,867	15,696
JP Morgan Mortgage Trust, Ser 2006-A2, Cl 4A1
4.061%, 08/25/34 (B)	14,612	14,403

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Life Mortgage Trust, Ser 2021-BMR, Cl A
4.112%, ICE LIBOR USD 1 Month + 0.700%, 03/15/38 (A)(B)	$1,867,643	$1,785,078
Mariner Finance Issuance Trust, Ser 2020-AA, Cl A
2.190%, 08/21/34 (A)	3,250,000	3,083,570
Marlette Funding Trust, Ser 2022-2A, Cl A
4.250%, 08/15/32 (A)	298,677	294,147
Marlette Funding Trust, Ser 2022-3A, Cl A
5.180%, 11/15/32 (A)	568,000	562,644
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl A
4.213%, ICE LIBOR USD 1 Month + 0.801%, 04/15/38 (A)(B)	4,650,000	4,454,882
MMAF Equipment Finance, Ser 2019-A, Cl A3
2.840%, 11/13/23 (A)	45,888	45,857
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, Cl ASB
3.069%, 02/15/48	809,821	787,423
Mosaic Solar Loan Trust, Ser 2020-1A, Cl B
3.100%, 04/20/46 (A)	183,869	159,448
OCTAGON INVESTMENT PARTNERS 35, Ser 2018-1A, Cl A1A
5.303%, ICE LIBOR USD 3 Month + 1.060%, 01/20/31 (A)(B)	1,500,000	1,472,412
Octane Receivables Trust, Ser 2021-1A, Cl A
0.930%, 03/22/27 (A)	843,949	812,537
OnDeck Asset Securitization Trust III, Ser 2021-1A, Cl A
1.590%, 05/17/27 (A)	1,910,000	1,758,115
PFS Financing, Ser 2020-A, Cl A
1.270%, 06/15/25 (A)	4,000,000	3,886,513
SCF Equipment Leasing, Ser 2019-2A, Cl B
2.760%, 08/20/26 (A)	870,000	832,127
SCF Equipment Leasing, Ser 2020-1A, Cl A3
1.190%, 10/20/27 (A)	1,216,318	1,185,966

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Sequoia Mortgage Trust, Ser 2013-2, Cl A
1.874%, 02/25/43 (B)	$94,698	$78,808
TCI-Flatiron CLO, Ser 2021-1A, Cl AR
3.902%, ICE LIBOR USD 3 Month + 0.960%, 11/18/30 (A)(B)	785,000	763,706
Transportation Finance Equipment Trust, Ser 2019-1, Cl A4
1.880%, 03/25/24 (A)	2,360,805	2,333,670
UBS Commercial Mortgage Trust, Ser 2017-C6, Cl A3
3.581%, 12/15/50	938,473	936,487
Vivint Solar Financing V, Ser 2018-1A, Cl B
7.370%, 04/30/48 (A)	366,006	337,741
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl A3
2.875%, 12/15/45	263,126	262,564

		50,213,409

Total Asset-Backed Securities
(Cost $81,458,654)		78,927,205

MORTGAGE-BACKED SECURITIES — 3.0%

	Face Amount	Value
Agency Mortgage-Backed Obligation — 1.3%
FHLMC
5.000%, 07/01/35	$132,481	$132,656
FNMA
5.000%, 03/01/34	106,137	106,144
3.500%, 11/01/34	1,983,782	1,932,870
3.000%, 02/01/35	2,245,147	2,122,277
FNMA, Ser 2009-62, Cl WA
5.581%, 08/25/39 (B)	32,904	33,011
FNMA, Ser 2013-9, Cl AE
1.750%, 03/25/39	97,933	96,370
FNMA, Ser 2022-29, Cl MG
4.500%, 11/25/42	1,882,656	1,818,009
GNMA, Ser 131, Cl A
2.200%, 04/16/57	100,156	98,922
GNMA, Ser 2011-57, Cl BA
3.000%, 05/20/40	30,356	29,595
GNMA, Ser 2017-99, Cl WA
4.864%, 12/20/32 (B)	309,576	306,720

		6,676,574

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Non-Agency Mortgage-Backed Obligation — 1.7%
BX Trust, Ser 2022-CLS, Cl B
6.300%, 10/13/27 (A)	$2,200,000	$2,176,794
COMM Mortgage Trust, Ser 2015-LC19, Cl A4
3.183%, 02/10/48	1,275,000	1,203,719
Hudson Yards Mortgage Trust, Ser 2016-10HY, Cl A
2.835%, 08/10/38 (A)	1,000,000	885,342
One Market Plaza Trust, Ser 2017-1MKT, Cl B
3.845%, 02/10/32 (A)	2,000,000	1,903,492
One Market Plaza Trust, Ser 2017-1MKT, Cl C
4.016%, 02/10/32 (A)	965,000	915,215
STWD Mortgage Trust, Ser 2021-LIH, Cl D
5.717%, ICE LIBOR USD 1 Month + 2.305%, 11/15/36 (A)(B)	450,000	416,521

		7,501,083

Total Mortgage-Backed Securities
(Cost $14,451,988)		14,177,657

MUNICIPAL BONDS — 2.9%

	Face Amount	Value
California — 0.4%
City of Union City California, RB
5.920%, 07/01/24	$1,730,000	$1,751,329

Florida — 0.2%
Florida Development Finance, RB
7.250%, 07/01/57 (A)(B)	1,000,000	978,668

Hawaii — 0.2%
State of Hawaii Department of Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	1,152,899	1,064,207

Illinois — 0.4%
Chicago Housing Authority, Ser B, RB
3.822%, 01/01/26	250,000	238,590
Sales Tax Securitization, Ser B, RB
2.225%, 01/01/24	1,800,000	1,730,947

		1,969,537

MUNICIPAL BONDS — continued

	Face Amount	Value
Louisiana — 0.2%
Louisiana Local Government Environmental Facilities & Community Development Auth, RB
3.615%, 02/01/29	$1,145,000	$1,107,414

Michigan — 0.1%
City of Detroit Michigan, Ser B, GO
2.017%, 04/01/23	375,000	369,290

Montana — 0.1%
County of Gallatin Montana, RB
11.500%, 09/01/27 (A)	250,000	258,235

New Jersey — 0.8%
New Jersey Economic Development Authority, Ser B, RB
0.000%, 02/15/24 (C)	2,250,000	2,099,138
New Jersey State, Transportation Trust Fund Authority, RB
2.551%, 06/15/23	1,750,000	1,724,702

		3,823,840

New York — 0.5%
New York State Energy Research & Development Authority, Ser A, RB
4.480%, 04/01/25	500,000	482,052
4.336%, 04/01/24	1,000,000	977,125
Utility Debt Securitization Authority, Ser T, RB
3.435%, 12/15/25	953,000	942,931

		2,402,108

South Dakota — 0.0%
South Dakota Housing Development Authority, Ser E, RB
5.460%, 05/01/53	250,000	248,855

Total Municipal Bonds
(Cost $14,363,119)		13,973,483

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%

	Face Amount	Value
Export-Import Bank of the United States
2.628%, 11/12/26	$2,260,106	$2,145,821
1.900%, 07/12/24	757,760	736,096

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

U.S. GOVERNMENT AGENCY OBLIGATIONS — continued

	Face Amount	Value
United States International Development Finance
2.820%, 03/20/24	$1,950,000	$1,910,099
1.790%, 10/15/29	402,095	356,672

Total U.S. Government Agency Obligations
(Cost $5,406,988)		5,148,688

REPURCHASE AGREEMENT — 0.2%

	Face Amount	Value
Socgen Triparty Tsy 2.990%, dated 10/31/22, to be repurchased on 11/01/22, repurchase price $1,000,083, collateralized by a U.S. Government obligation, par value $1,032,600, 0.000%, 02/14/23, with a total market value of $1,020,084	$1,000,000	$1,000,000

Total Repurchase Agreements
(Cost $1,000,000)		1,000,000

Total Investments in Securities— 96.4%
(Cost $475,894,542)		$456,642,746

Percentages are based on Net Assets of $473,662,820.

A list of the open futures contracts held by the Fund at October 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. 2-Year Treasury Note	140	Dec-2022	$29,042,287	$28,613,594	$(428,694)

Short Contracts
U.S. 5-Year Treasury Note	(38)	Dec-2022	(4,095,868)	(4,050,563)	45,306

			$24,946,419	$24,563,031	$(383,388)

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2022 was $127,595,578 and represented 26.9% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Zero coupon security.

Cl — Class

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

H15T1Y — US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

SOFR — Secured Overnight Financing Rate

SOFRINDX — Secured Overnight Financing Rate Index

TSFR1M — Term Secured Overnight Financing Rate 1 Month

TSFR3M — Term Secured Overnight Financing Rate 3 Month

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2022

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$207,866,200	$—	$207,866,200
U.S. Treasury Obligations	—	135,549,513	—	135,549,513
Asset-Backed Securities	—	78,927,205	—	78,927,205
Mortgage-Backed Securities	—	14,177,657	—	14,177,657
Municipal Bonds	—	13,973,483	—	13,973,483
U.S. Government Agency Obligations	—	5,148,688	—	5,148,688
Repurchase Agreement	—	1,000,000	—	1,000,000

Total Investments in Securities	$—	$456,642,746	$—	$456,642,746

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$45,306	$—	$—	$45,306
Unrealized Depreciation	(428,694)	—	—	(428,694)

Total Other Financial Instruments	$(383,388)	$—	$—	$(383,388)

Amounts designated as “–” are $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 33.7%

	Face Amount	Value
COMMUNICATION SERVICES — 4.2%
Alphabet
1.100%, 08/15/30	$2,500,000	$1,918,968
America Movil
4.375%, 04/22/49	1,700,000	1,326,586
AT&T
4.500%, 03/09/48	471,000	363,771
4.350%, 06/15/45	2,720,000	2,071,018
3.800%, 12/01/57	750,000	494,231
3.650%, 09/15/59	1,861,000	1,173,910
3.550%, 09/15/55	1,238,000	787,816
3.500%, 09/15/53	649,000	416,548
2.750%, 06/01/31	725,000	580,034
2.550%, 12/01/33	2,890,000	2,129,772
CCO Holdings
4.500%, 05/01/32	975,000	770,250
4.500%, 06/01/33(A)	975,000	739,353
4.250%, 01/15/34(A)	825,000	606,375
Charter Communications Operating
6.484%, 10/23/45	3,360,000	2,975,045
5.750%, 04/01/48	950,000	761,977
5.375%, 05/01/47	800,000	615,376
5.250%, 04/01/53	525,000	394,747
4.400%, 04/01/33	250,000	207,687
Comcast
5.500%, 11/15/32	350,000	347,788
4.400%, 08/15/35	2,340,000	2,049,073
3.450%, 02/01/50	905,000	611,122
2.800%, 01/15/51	225,000	133,752
CommScope
6.000%, 03/01/26(A)	3,435,000	3,313,235
3.850%, 02/01/25(A)	800,000	768,822
3.500%, 08/15/27(A)	1,025,000	929,572

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
COMMUNICATION SERVICES — continued
Cox Communications
3.350%, 09/15/26(A)	$575,000	$527,577
1.800%, 10/01/30(A)	650,000	475,854
Meta Platforms
4.450%, 08/15/52(A)	7,820,000	5,803,503
Paramount Global
4.950%, 01/15/31	1,350,000	1,178,264
Prosus
4.987%, 01/19/52(A)	2,200,000	1,365,958
4.850%, 07/06/27(A)	500,000	435,682
4.193%, 01/19/32(A)	700,000	497,931
3.680%, 01/21/30(A)	1,400,000	1,030,297
3.061%, 07/13/31(A)	3,875,000	2,602,627
Rogers Communications
3.800%, 03/15/32(A)	1,360,000	1,157,893
Telecom Italia
5.303%, 05/30/24(A)	2,300,000	2,163,771
Telecom Italia Capital
7.721%, 06/04/38	1,345,000	1,069,275
7.200%, 07/18/36	175,000	136,283
Tencent Holdings MTN
3.975%, 04/11/29(A)	2,000,000	1,684,836
Time Warner Cable
6.750%, 06/15/39	800,000	707,930
T-Mobile USA
5.650%, 01/15/53	2,998,000	2,764,859
4.500%, 04/15/50	475,000	376,339
4.375%, 04/15/40	300,000	244,299
3.875%, 04/15/30	3,695,000	3,268,594
3.500%, 04/15/31	1,000,000	840,807
3.400%, 10/15/52	100,000	64,671
3.375%, 04/15/29	1,000,000	865,850
Verizon Communications
4.400%, 11/01/34	3,130,000	2,709,815
4.272%, 01/15/36	900,000	756,468
3.875%, 03/01/52	3,500,000	2,462,641
3.550%, 03/22/51	460,000	310,499
2.987%, 10/30/56	345,000	198,511
2.850%, 09/03/41	2,500,000	1,628,715
2.650%, 11/20/40	1,905,000	1,209,222
2.100%, 03/22/28	515,000	432,798
1.500%, 09/18/30	2,500,000	1,853,202
Vodafone Group
7.000%, USD Swap Semi 30/360 5 Yr Curr + 4.873%, 04/04/79(B)	1,550,000	1,472,500
Walt Disney
6.650%, 11/15/37	555,000	600,980

		69,385,279

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER DISCRETIONARY — 2.6%
Aptiv
3.250%, 03/01/32	$1,540,000	$1,228,387
Ford Motor
6.100%, 08/19/32	1,000,000	918,030
3.250%, 02/12/32	3,500,000	2,621,080
Ford Motor Credit
5.125%, 06/16/25	350,000	337,680
4.542%, 08/01/26	425,000	391,127
4.389%, 01/08/26	650,000	599,748
4.375%, 08/06/23	625,000	615,017
4.140%, 02/15/23	525,000	523,160
4.134%, 08/04/25	400,000	371,920
4.063%, 11/01/24	2,000,000	1,917,500
3.810%, 01/09/24	700,000	675,940
3.375%, 11/13/25	450,000	408,244
3.350%, 11/01/22	925,000	925,000
General Motors
5.600%, 10/15/32	7,280,000	6,604,879
5.400%, 10/15/29	2,350,000	2,178,487
5.200%, 04/01/45	2,370,000	1,828,636
General Motors Financial
3.250%, 01/05/23	440,000	438,716
Lowe’s
5.625%, 04/15/53	5,694,000	5,127,686
Mileage Plus Holdings
6.500%, 06/20/27(A)	5,220,250	5,160,765
Nordstrom
6.950%, 03/15/28	865,000	803,256
Southwest Airlines
2.625%, 02/10/30	4,545,000	3,628,032
Starbucks
4.450%, 08/15/49	2,500,000	1,987,568
2.550%, 11/15/30	2,480,000	2,024,958
Warnermedia Holdings
5.050%, 03/15/42(A)	85,000	62,186
3.755%, 03/15/27(A)	85,000	75,614
Whirlpool
2.400%, 05/15/31	2,500,000	1,882,767

		43,336,383

CONSUMER STAPLES — 0.8%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc
4.900%, 02/01/46	400,000	343,069
Anheuser-Busch InBev Worldwide
5.550%, 01/23/49	650,000	612,151
5.450%, 01/23/39	1,510,000	1,418,595
4.350%, 06/01/40	275,000	229,896

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — continued
Coca-Cola
3.450%, 03/25/30	$350,000	$316,774
1.650%, 06/01/30	525,000	416,388
1.450%, 06/01/27	25,000	21,708
Elanco Animal Health
6.400%, 08/28/28	1,110,000	993,028
Keurig Dr Pepper
4.417%, 05/25/25	89,000	87,673
Mather Foundation
2.675%, 10/01/31	2,500,000	2,009,635
PepsiCo
3.900%, 07/18/32	3,000,000	2,775,293
2.875%, 10/15/49	3,340,000	2,252,660
RELX Capital
4.000%, 03/18/29	375,000	340,709
3.000%, 05/22/30	50,000	41,689
Sysco
2.400%, 02/15/30	2,500,000	2,021,060

		13,880,328

ENERGY — 2.9%
Azure Power Energy
3.575%, 08/19/26(A)	1,861,000	1,344,572
BP Capital Markets America
3.060%, 06/17/41	1,925,000	1,346,860
Cameron LNG
3.701%, 01/15/39(A)	1,520,000	1,141,538
ConocoPhillips
4.150%, 11/15/34	455,000	384,305
Devon Energy
7.875%, 09/30/31	830,000	914,843
Diamondback Energy
6.250%, 03/15/33	4,050,000	4,065,753
Energy Transfer
4.400%, 03/15/27	2,945,000	2,731,921
2.900%, 05/15/25	1,935,000	1,796,222
Exxon Mobil
4.227%, 03/19/40	650,000	556,543
3.452%, 04/15/51	50,000	35,737
2.610%, 10/15/30	575,000	486,071
Hess
7.875%, 10/01/29	290,000	314,276
7.300%, 08/15/31	510,000	539,879
Hydro-Quebec
8.050%, 07/07/24	2,500,000	2,626,309
Kinder Morgan
5.550%, 06/01/45	3,285,000	2,839,318
5.200%, 03/01/48	450,000	368,529
4.800%, 02/01/33	230,000	205,426
4.300%, 06/01/25	625,000	608,166

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — continued
Kinder Morgan Energy Partners
6.500%, 09/01/39	$50,000	$47,256
5.500%, 03/01/44	370,000	312,542
Marathon Petroleum
4.700%, 05/01/25	225,000	220,197
MPLX
5.500%, 02/15/49	1,410,000	1,176,582
Occidental Petroleum
2.900%, 08/15/24	1,750,000	1,683,841
Petrobras Global Finance BV
7.250%, 03/17/44	500,000	447,630
6.900%, 03/19/49	100,000	82,600
6.750%, 06/03/50	1,450,000	1,166,104
5.500%, 06/10/51	375,000	265,155
5.093%, 01/15/30	167,000	148,485
Petroleos Mexicanos
7.690%, 01/23/50	6,525,000	4,250,846
6.700%, 02/16/32	2,219,000	1,678,119
6.625%, 06/15/35	1,200,000	833,400
6.375%, 01/23/45	655,000	384,157
6.350%, 02/12/48	306,000	175,589
Rio Oil Finance Trust Series 2014-1
9.250%, 07/06/24(A)	1,119,813	1,126,812
Rio Oil Finance Trust Series 2014-3
9.750%, 01/06/27(A)	1,417,610	1,456,594
Rio Oil Finance Trust Series 2018-1
8.200%, 04/06/28(A)	808,640	808,640
Sweihan PV Power PJSC
3.625%, 01/31/49(A)	2,483,025	1,888,340
TransCanada PipeLines
4.625%, 03/01/34	1,345,000	1,174,661
Transcanada Trust
5.875%, ICE LIBOR USD 3 MONTH + 4.640%, 08/15/76(B)	975,000	907,042
5.625%, ICE LIBOR USD 3 MONTH + 3.528%, 05/20/75(B)	275,000	250,855
5.600%, H15T5Y + 3.986%, 03/07/82(B)	375,000	321,094
5.500%, U.S. SOFR + 4.416%, 09/15/79(B)	1,100,000	921,250
5.300%, ICE LIBOR USD 3 MONTH + 3.208%, 03/15/77(B)	3,150,000	2,552,287

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — continued
Ultrapar International
5.250%, 06/06/29(A)	$229,000	$215,833
5.250%, 10/06/26(A)	625,000	600,781
Williams
3.500%, 11/15/30	575,000	484,336

		47,887,296

FINANCIALS — 16.2%
ABN AMRO Bank
2.470%, H15T1Y + 1.100%, 12/13/29(A)(B)	2,500,000	1,942,032
AerCap Ireland Capital DAC
3.300%, 01/30/32	1,655,000	1,242,163
3.000%, 10/29/28	225,000	181,771
Aflac
1.125%, 03/15/26	2,500,000	2,186,768
African Development Bank
0.750%, 04/03/23	2,500,000	2,459,804
Alexandria Real Estate Equities
2.950%, 03/15/34	2,500,000	1,879,312
American Express
4.050%, 05/03/29	2,500,000	2,270,331
American International Group
3.900%, 04/01/26	569,000	542,114
Ares Capital
4.250%, 03/01/25	1,370,000	1,284,261
Aviation Capital Group
4.125%, 08/01/25(A)	496,000	451,149
Avolon Holdings Funding
4.375%, 05/01/26(A)	1,445,000	1,270,283
Bank Hapoalim
3.255%, H15T5Y + 2.155%, 01/21/32(A)(B)	2,500,000	2,043,750
Bank of America MTN
4.875%, 04/01/44	50,000	41,312
4.450%, 03/03/26	1,275,000	1,223,068
4.250%, 10/22/26	725,000	684,824
4.200%, 08/26/24	440,000	430,270
4.183%, 11/25/27	1,275,000	1,167,893
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/51(B)	9,760,000	7,250,898
3.846%, H15T5Y + 2.000%, 03/08/37(B)	1,875,000	1,502,238
3.705%, ICE LIBOR USD 3 MONTH + 1.512%, 04/24/28(B)	1,545,000	1,397,683
3.093%, ICE LIBOR USD 3 MONTH + 1.090%, 10/01/25(B)	1,645,000	1,556,891

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
3.004%, ICE LIBOR USD 3 MONTH + 0.790%, 12/20/23(B)	$1,512,000	$1,506,556
2.676%, U.S. SOFR + 1.930%, 06/19/41(B)	1,870,000	1,183,105
2.496%, ICE LIBOR USD 3 Month + 0.990%, 02/13/31(B)	50,000	39,283
1.530%, U.S. SOFR + 0.650%, 12/06/25(B)	3,000,000	2,731,468
Bank of New York Mellon
5.834%, SOFRINDX + 2.074%, 10/25/33(B)	650,000	650,934
Barclays
5.501%, H15T1Y + 2.650%, 08/09/28(B)	450,000	415,383
4.836%, 05/09/28	725,000	614,464
4.375%, 09/11/24	1,375,000	1,306,517
2.894%, H15T1Y + 1.300%, 11/24/32(B)	1,000,000	708,056
1.007%, H15T1Y + 0.800%, 12/10/24(B)	2,540,000	2,378,048
Belrose Funding Trust
2.330%, 08/15/30(A)	1,990,000	1,477,393
BGC Partners
5.375%, 07/24/23	4,125,000	4,102,705
Blackstone Private Credit Fund
2.625%, 12/15/26	2,845,000	2,335,234
Blue Owl Finance
3.125%, 06/10/31(A)	2,800,000	2,031,847
BNP Paribas
4.625%, 03/13/27(A)	1,275,000	1,149,783
4.375%, 09/28/25(A)	1,275,000	1,185,799
4.375%, 05/12/26(A)	250,000	229,176
4.250%, 10/15/24	2,150,000	2,070,753
1.675%, U.S. SOFR + 0.912%, 06/30/27(A)(B)	2,450,000	2,052,534
Boston Properties
3.250%, 01/30/31	1,450,000	1,155,102
3.125%, 09/01/23	910,000	890,689
BPCE
2.045%, U.S. SOFR + 1.087%, 10/19/27(A)(B)	2,500,000	2,075,897
Brookfield Finance
4.850%, 03/29/29	1,435,000	1,325,257
Caisse d’Amortissement de la Dette Sociale
2.125%, 01/26/32(A)	2,500,000	2,054,998
1.000%, 10/21/30(A)	2,500,000	1,916,648
0.375%, 05/27/24(A)	2,500,000	2,335,800

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Cantor Fitzgerald
4.875%, 05/01/24(A)	$215,000	$209,798
Capital One Financial
5.268%, U.S. SOFR + 2.370%, 05/10/33(B)	1,770,000	1,579,807
4.927%, U.S. SOFR + 2.057%, 05/10/28(B)	675,000	626,696
4.200%, 10/29/25	1,050,000	996,340
3.750%, 04/24/24	275,000	267,534
3.500%, 06/15/23	503,000	498,256
2.636%, U.S. SOFR + 1.290%, 03/03/26(B)	50,000	45,838
CDP Financial MTN
1.000%, 05/26/26(A)	2,500,000	2,191,925
Citigroup
8.125%, 07/15/39	785,000	905,422
6.625%, 06/15/32	525,000	531,359
4.650%, 07/23/48	1,345,000	1,079,365
4.600%, 03/09/26	40,000	38,338
4.450%, 09/29/27	1,920,000	1,782,081
4.412%, U.S. SOFR + 3.914%, 03/31/31(B)	600,000	535,420
4.281%, ICE LIBOR USD 3 Month + 1.839%, 04/24/48(B)	380,000	290,420
3.785%, U.S. SOFR + 1.939%, 03/17/33(B)	4,150,000	3,437,531
3.754%, U.S. SOFR + 0.694%, 01/25/26(B)	2,261,000	2,191,838
3.700%, 01/12/26	55,000	51,705
3.400%, 05/01/26	330,000	305,687
2.666%, U.S. SOFR + 1.146%, 01/29/31(B)	1,590,000	1,264,510
2.014%, U.S. SOFR + 0.694%, 01/25/26(B)	2,500,000	2,283,275
1.281%, U.S. SOFR + 0.528%, 11/03/25(B)	2,500,000	2,264,764
0.776%, U.S. SOFR + 0.686%, 10/30/24(B)	2,500,000	2,364,690
Colombia Government International Bond
5.625%, 02/26/44	1,200,000	777,092
Community Preservation
2.867%, 02/01/30	2,400,000	1,957,336
Conservation Fund A Nonprofit
3.474%, 12/15/29	2,116,000	1,791,913
Cooperatieve Rabobank UA
1.004%, H15T1Y + 0.730%, 09/24/26(A)(B)	2,879,000	2,484,144

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Corebridge Financial
3.900%, 04/05/32(A)	$80,000	$66,864
Corporate Office Properties
2.750%, 04/15/31	1,040,000	751,464
Council of Europe Development Bank
3.000%, 06/16/25	2,500,000	2,402,229
Deutsche Bank NY
1.686%, 03/19/26	2,500,000	2,144,005
Enel Finance International
7.750%, 10/14/52(A)	200,000	191,677
7.500%, 10/14/32(A)	600,000	600,932
5.000%, 06/15/32(A)	1,100,000	919,666
European Investment Bank
3.250%, 11/15/27	1,800,000	1,708,172
2.875%, 06/13/25(A)	2,500,000	2,398,580
2.125%, 04/13/26	1,000,000	924,104
0.875%, 05/17/30	3,500,000	2,734,711
0.625%, 10/21/27	5,000,000	4,170,385
Fairfax Financial Holdings
4.850%, 04/17/28	900,000	827,704
Goldman Sachs Group
5.700%, 11/01/24	7,330,000	7,330,491
4.387%, U.S. SOFR + 1.510%, 06/15/27(B)	2,500,000	2,349,014
4.017%, ICE LIBOR USD 3 MONTH + 1.373%, 10/31/38(B)	2,795,000	2,176,293
4.000%, 03/03/24	1,680,000	1,649,246
3.615%, U.S. SOFR + 1.846%, 03/15/28(B)	3,075,000	2,772,091
3.272%, ICE LIBOR USD 3 MONTH + 1.201%, 09/29/25(B)	1,330,000	1,261,507
Golub Capital BDC
2.500%, 08/24/26	3,530,000	2,938,011
Host Hotels & Resorts
2.900%, 12/15/31	1,581,000	1,141,766
HSBC Holdings
8.113%, U.S. SOFR + 4.250%, 11/03/33(B)	1,000,000	998,309
6.800%, 06/01/38	250,000	221,051
6.500%, 09/15/37	1,525,000	1,332,448
6.500%, 05/02/36	510,000	449,935
4.950%, 03/31/30	725,000	649,076
4.762%, U.S. SOFR + 2.530%, 03/29/33(B)	1,275,000	1,019,360
4.375%, 11/23/26	420,000	381,381
4.300%, 03/08/26	2,900,000	2,728,996

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
3.950%, ICE LIBOR USD 3 MONTH + 0.987%, 05/18/24(B)	$1,025,000	$1,008,186
2.848%, U.S. SOFR + 2.387%, 06/04/31(B)	675,000	501,268
2.357%, U.S. SOFR + 1.947%, 08/18/31(B)	700,000	498,567
0.976%, U.S. SOFR + 0.708%, 05/24/25(B)	850,000	771,918
ING Groep
1.400%, H15T1Y + 1.100%, 07/01/26(A)(B)	3,765,000	3,297,270
Inter-American Development Bank
3.338%, U.S. SOFR + 0.280%, 04/12/27(B)	1,500,000	1,500,097
1.125%, 01/13/31	2,500,000	1,954,005
0.500%, 05/24/23	2,500,000	2,444,100
Intercontinental Exchange
2.650%, 09/15/40	2,245,000	1,471,798
International Bank for Reconstruction & Development
3.362%, U.S. SOFR + 0.300%, 08/06/24(B)	2,028,000	2,035,407
3.353%, SOFRINDX + 0.390%, 06/17/24(B)	2,500,000	2,507,625
1.875%, 06/19/23	1,215,000	1,194,045
1.625%, 11/03/31	5,000,000	4,019,201
0.750%, 08/26/30	2,500,000	1,908,194
0.625%, 04/22/25	2,650,000	2,406,917
International Finance
3.141%, U.S. SOFR + 0.090%, 04/03/24(B)	2,500,000	2,499,291
0.500%, 03/20/23	2,500,000	2,463,140
JPMorgan Chase
8.750%, 09/01/30	945,000	1,071,125
7.625%, 10/15/26	75,000	80,878
4.912%, U.S. SOFR + 2.080%, 07/25/33(B)	4,340,000	3,949,031
4.493%, U.S. SOFR + 3.790%, 03/24/31(B)	850,000	768,108
4.260%, ICE LIBOR USD 3 Month + 1.580%, 02/22/48(B)	470,000	364,373
4.250%, 10/01/27	699,000	656,570
4.125%, 12/15/26	300,000	284,174
4.032%, ICE LIBOR USD 3 MONTH + 1.460%, 07/24/48(B)	830,000	617,616

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
4.023%, ICE LIBOR USD 3 MONTH + 1.000%, 12/05/24(B)	$1,730,000	$1,697,326
3.900%, 07/15/25	260,000	251,089
3.897%, ICE LIBOR USD 3 MONTH + 1.220%, 01/23/49(B)	270,000	196,708
3.797%, ICE LIBOR USD 3 MONTH + 0.890%, 07/23/24(B)	2,235,000	2,203,091
3.625%, 12/01/27	240,000	216,825
3.328%, U.S. SOFR + 1.580%, 04/22/52(B)	6,835,000	4,437,643
3.109%, U.S. SOFR + 2.440%, 04/22/51(B)	720,000	449,447
2.956%, U.S. SOFR + 2.515%, 05/13/31(B)	3,325,000	2,615,889
2.522%, U.S. SOFR + 2.040%, 04/22/31(B)	725,000	571,750
0.768%, U.S. SOFR + 0.490%, 08/09/25(B)	2,500,000	2,280,898
Kreditanstalt fuer Wiederaufbau
1.750%, 09/14/29	2,500,000	2,122,300
Liberty Utilities Finance GP 1
2.050%, 09/15/30(A)	2,500,000	1,839,543
Lloyds Banking Group
4.650%, 03/24/26	1,000,000	919,047
4.582%, 12/10/25	1,463,000	1,340,929
4.500%, 11/04/24	325,000	312,506
Macquarie Group
1.340%, U.S. SOFR + 1.069%, 01/12/27(A)(B)	825,000	699,757
Massachusetts Higher Education Assistance
2.673%, 07/01/31	500,000	405,221
Mitsubishi UFJ Financial Group
1.538%, H15T1Y + 0.750%, 07/20/27(B)	2,105,000	1,777,784
Morgan Stanley MTN
4.431%, ICE LIBOR USD 3 MONTH + 1.628%, 01/23/30(B)	475,000	433,439
3.950%, 04/23/27	2,205,000	2,034,565
3.875%, 04/29/24	1,630,000	1,596,376
3.217%, U.S. SOFR + 1.485%, 04/22/42(B)	940,000	638,975
3.125%, 01/23/23	220,000	219,253
3.125%, 07/27/26	250,000	228,146

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
0.864%, U.S. SOFR + 0.745%, 10/21/25(B)	$3,000,000	$2,705,212
National Bank of Canada MTN
0.550%, H15T1Y + 0.400%, 11/15/24(B)	2,500,000	2,369,037
NatWest Group
6.125%, 12/15/22	785,000	784,715
6.000%, 12/19/23	2,275,000	2,257,849
5.125%, 05/28/24	100,000	97,463
4.269%, ICE LIBOR USD 3 MONTH + 1.762%, 03/22/25(B)	1,930,000	1,860,885
2.359%, H15T1Y + 2.150%, 05/22/24(B)	2,500,000	2,432,039
1.642%, H15T1Y + 0.900%, 06/14/27(B)	1,750,000	1,453,984
Nederlandse Waterschapsbank
1.000%, 05/28/30(A)	2,500,000	1,955,185
OMERS Finance Trust
4.000%, 04/19/52(A)	2,000,000	1,552,180
Owl Rock Capital
3.400%, 07/15/26	1,140,000	971,427
2.875%, 06/11/28	1,190,000	897,741
OWS Cre Funding I
8.028%, ICE LIBOR USD 1 MONTH + 4.900%, 09/01/23(A)(B)	3,500,000	3,480,548
Prudential Financial MTN
1.500%, 03/10/26	2,500,000	2,214,073
Santander Holdings USA
5.807%, U.S. SOFR + 2.328%, 09/09/26(B)	1,950,000	1,887,834
3.244%, 10/05/26	3,020,000	2,674,920
Shell International Finance BV
3.750%, 09/12/46	945,000	705,889
Spirit Realty
3.400%, 01/15/30	1,570,000	1,253,502
Toronto-Dominion Bank MTN
3.501%, U.S. SOFR + 0.450%, 09/28/23(B)	1,250,000	1,244,583
Truist Bank
2.636%, H15T5Y + 1.150%, 09/17/29(B)	2,735,000	2,531,926
UBS Group
1.494%, H15T5Y + 0.850%, 08/10/27(A)(B)	495,000	407,932
UDR MTN
1.900%, 03/15/33	2,500,000	1,681,659

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
UniCredit MTN
7.296%, USD ICE Swap 5 Yr + 4.914%, 04/02/34(A)(B)	$2,000,000	$1,696,879
5.459%, H15T5Y + 4.750%, 06/30/35(A)(B)	925,000	689,200
Unum Group
6.750%, 12/15/28	465,000	467,583
USAA Capital
2.125%, 05/01/30(A)	2,500,000	1,980,276
1.500%, 05/01/23(A)	1,750,000	1,719,780
Wells Fargo MTN
5.013%, U.S. SOFR + 4.502%, 04/04/51(B)	2,075,000	1,758,795
4.897%, U.S. SOFR + 2.100%, 07/25/33(B)	600,000	548,967
4.300%, 07/22/27	1,225,000	1,145,804
4.100%, 06/03/26	425,000	401,977
3.068%, U.S. SOFR + 2.530%, 04/30/41(B)	680,000	460,738
2.572%, U.S. SOFR + 1.262%, 02/11/31(B)	50,000	39,845
2.188%, U.S. SOFR + 2.000%, 04/30/26(B)	670,000	609,668
2.164%, ICE LIBOR USD 3 MONTH + 0.750%, 02/11/26(B)	1,010,000	927,657

		274,553,959

HEALTH CARE — 0.8%
Aetna
2.800%, 06/15/23	1,760,000	1,734,245
Cigna
7.875%, 05/15/27	651,000	704,098
4.125%, 11/15/25	250,000	241,671
3.750%, 07/15/23	498,000	492,862
CVS Health
5.050%, 03/25/48	3,725,000	3,164,177
4.780%, 03/25/38	1,050,000	911,356
4.125%, 04/01/40	225,000	176,086
3.750%, 04/01/30	175,000	154,529
1.875%, 02/28/31	5,530,000	4,196,168
Royalty Pharma
1.750%, 09/02/27	1,135,000	935,469
Zoetis
4.500%, 11/13/25	600,000	588,836

		13,299,497

INDUSTRIALS — 0.7%
BNSF Railway 2007-1 Pass Through Trust
5.996%, 04/01/24	10,932	10,889

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INDUSTRIALS — continued
Burlington Northern and Santa Fe Railway Pass Through Trust, Ser 2006-1
5.720%, 01/15/24	$14,923	$15,170
Burlington Northern Santa Fe
4.375%, 09/01/42	25,000	20,919
3.750%, 04/01/24	1,025,000	1,007,175
Cemex
7.375%, 06/05/27(A)	1,000,000	990,000
5.450%, 11/19/29(A)	275,000	239,903
5.200%, 09/17/30(A)	1,925,000	1,637,302
CRH America
3.875%, 05/18/25(A)	700,000	667,050
CSX Transportation
6.251%, 01/15/23	30,928	30,977
Family Forest Impact Foundation
5.500%, 07/01/32	1,250,000	1,206,974
FedEx
5.250%, 05/15/50	800,000	676,370
Nature Conservancy
3.957%, 03/01/52	2,485,000	1,886,595
Union Pacific
3.375%, 02/14/42	240,000	179,260
3.200%, 05/20/41	915,000	670,372
2.950%, 01/15/23	1,150,000	1,145,700
Union Pacific Railroad 2002 Pass Through Trust
6.061%, 01/17/23	43,678	43,607
Union Pacific Railroad 2003 Pass Through Trust
4.698%, 01/02/24	1,912	1,903
Union Pacific Railroad 2005 Pass Through Trust
5.082%, 01/02/29	67,338	66,536
Union Pacific Railroad 2007-3 Pass Through Trust
6.176%, 01/02/31	23,216	23,674
Xylem
2.250%, 01/30/31	1,000,000	785,765

		11,306,141

INFORMATION TECHNOLOGY — 1.6%
Apple
3.950%, 08/08/52	485,000	384,993
3.000%, 06/20/27	2,500,000	2,325,963
2.650%, 02/08/51	680,000	423,774
2.400%, 08/20/50	1,635,000	970,412
Arrow Electronics
3.875%, 01/12/28	1,977,000	1,758,722
3.250%, 09/08/24	1,875,000	1,788,978

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
Broadcom
4.150%, 11/15/30	$435,000	$374,131
4.110%, 09/15/28	525,000	471,042
3.875%, 01/15/27	2,030,000	1,865,512
Dell International
8.350%, 07/15/46	362,000	384,292
6.020%, 06/15/26	275,000	274,495
5.450%, 06/15/23	19,000	18,969
3.375%, 12/15/41(A)	3,540,000	2,196,989
Intel
4.150%, 08/05/32	2,500,000	2,231,717
International Business Machines
2.950%, 05/15/50	810,000	488,429
Mastercard
1.900%, 03/15/31	2,500,000	1,978,186
Microchip Technology
0.983%, 09/01/24	975,000	894,784
NXP BV
4.875%, 03/01/24	280,000	276,860
3.875%, 06/18/26	250,000	232,553
Oracle
3.950%, 03/25/51	650,000	425,237
3.900%, 05/15/35	2,445,000	1,891,871
3.600%, 04/01/40	545,000	368,761
2.950%, 04/01/30	700,000	570,010
PayPal Holdings
3.250%, 06/01/50	2,940,000	1,909,827
VMware
4.650%, 05/15/27	1,920,000	1,815,603
1.400%, 08/15/26	525,000	447,882
0.600%, 08/15/23	400,000	385,107
Western Digital
2.850%, 02/01/29	485,000	374,992

		27,530,091

MATERIALS — 0.3%
Dow Chemical
9.400%, 05/15/39	166,000	206,647
7.375%, 11/01/29	430,000	465,388
5.550%, 11/30/48	35,000	30,261
FMG Resources August 2006 Pty
6.125%, 04/15/32(A)	2,500,000	2,194,000
Glencore Funding
1.625%, 09/01/25(A)	230,000	204,632
LG Chemical
4.375%, 07/14/25(A)	1,150,000	1,110,784
LYB International Finance III
4.200%, 05/01/50	125,000	85,900
3.375%, 10/01/40	1,255,000	838,150
2.250%, 10/01/30	100,000	76,328

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
MATERIALS — continued
Southern Copper
5.875%, 04/23/45	$340,000	$315,350
5.250%, 11/08/42	340,000	294,661

		5,822,101

REAL ESTATE — 0.4%
Equinix
2.500%, 05/15/31	2,918,000	2,222,013
ERP Operating
4.150%, 12/01/28	3,672,000	3,340,631
Prologis
2.875%, 11/15/29	365,000	305,465

		5,868,109

UTILITIES — 3.2%
Alabama Power
3.700%, 12/01/47	1,845,000	1,320,604
Avangrid
3.800%, 06/01/29	2,500,000	2,177,906
3.200%, 04/15/25	1,275,000	1,198,161
3.150%, 12/01/24	2,545,000	2,420,154
Berkshire Hathaway Energy
6.125%, 04/01/36	74,000	75,013
CenterPoint Energy Houston Electric
3.350%, 04/01/51	1,100,000	751,844
CenterPoint Energy Resources
1.750%, 10/01/30	1,320,000	1,005,808
Commonwealth Edison
4.000%, 03/01/48	570,000	437,731
Consolidated Edison of New York
4.450%, 03/15/44	965,000	775,167
Dominion Energy
5.750%, ICE LIBOR USD 3 MONTH + 3.057%, 10/01/54(B)	1,450,000	1,345,068
Duke Energy Florida
3.850%, 11/15/42	520,000	391,786
3.200%, 01/15/27	710,000	658,353
Electricite de France
3.625%, 10/13/25(A)	1,000,000	943,712
Enel Finance International
6.000%, 10/07/39(A)	850,000	692,490
Exelon
3.950%, 06/15/25	1,270,000	1,222,931
Georgia Power
5.125%, 05/15/52	2,500,000	2,234,679
3.250%, 03/15/51	368,000	237,399

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES — continued
MidAmerican Energy
5.800%, 10/15/36	$420,000	$415,884
3.950%, 08/01/47	2,500,000	1,891,843
2.700%, 08/01/52	1,588,000	950,713
National Rural Utilities Cooperative Finance
4.150%, 12/15/32	2,500,000	2,241,728
NextEra Energy Capital Holdings
4.625%, 07/15/27	100,000	96,139
4.255%, 09/01/24	500,000	490,266
Niagara Mohawk Power
1.960%, 06/27/30(A)	2,500,000	1,894,278
NSTAR Electric
3.100%, 06/01/51	175,000	111,780
Pacific Gas and Electric
4.950%, 07/01/50	1,390,000	1,036,171
PacifiCorp
6.350%, 07/15/38	720,000	735,478
2.900%, 06/15/52	3,564,000	2,165,076
PECO Energy
4.150%, 10/01/44	1,015,000	805,445
3.000%, 09/15/49	1,005,000	640,131
Public Service Electric and Gas MTN
3.100%, 03/15/32	2,500,000	2,097,498
San Diego Gas & Electric
2.950%, 08/15/51	2,500,000	1,568,612
Solar Star Funding
3.950%, 06/30/35(A)	1,017,918	940,256
Southern
5.113%, 08/01/27	1,025,000	997,198
4.475%, 08/01/24	700,000	688,347
4.000%, H15T5Y + 3.733%, 01/15/51(B)	1,550,000	1,347,710
3.750%, H15T5Y + 2.915%, 09/15/51(B)	1,450,000	1,149,263
Southern California Edison
3.650%, 06/01/51	3,000,000	2,003,555
3.450%, 02/01/52	2,530,000	1,645,406
2.750%, 02/01/32	2,500,000	1,965,515
Southern Power
4.150%, 12/01/25	2,500,000	2,427,428
0.900%, 01/15/26	1,160,000	1,003,672
Union Electric
3.900%, 04/01/52	2,195,000	1,651,730
Virginia Electric and Power
4.650%, 08/15/43	775,000	642,527

		51,492,455

Total Corporate Obligations
(Cost $630,323,023)		564,361,639

MORTGAGE-BACKED SECURITIES — 33.3%

	Face Amount	Value
Agency Mortgage-Backed Obligation — 26.1%
FHLMC
7.000%, 11/01/32	$246,963	$256,123
7.000%, 10/01/32	6,859	7,123
7.000%, 09/01/32	13,864	14,378
7.000%, 07/01/32	2,940	3,083
7.000%, 06/01/32	50,143	52,637
6.500%, 01/01/38	841	877
6.500%, 11/01/37	1,225	1,247
6.500%, 09/01/37	25,152	25,972
6.500%, 08/01/37	2,144	2,213
6.500%, 12/01/32	79,020	81,868
6.500%, 12/01/31	2,223	2,294
6.000%, 05/01/39	40,666	42,103
6.000%, 04/01/39	15,922	16,084
6.000%, 02/01/39	16,757	17,325
6.000%, 09/01/38	9,843	10,085
6.000%, 06/01/38	3,222	3,222
6.000%, 11/01/36	29,224	30,037
6.000%, 12/01/33	11,331	11,631
6.000%, 01/01/24	10,680	10,660
5.500%, 11/01/52	20,550,000	20,330,249
5.500%, 06/01/37	528	529
5.500%, 01/01/35	85,458	87,539
5.000%, 10/01/52	2,965,623	2,867,957
5.000%, 04/01/34	5,910	5,719
4.500%, 06/01/52	1,628,929	1,532,778
4.500%, 09/01/48	717,772	686,793
4.500%, 03/01/47	490,317	472,952
4.500%, 03/01/46	89,973	87,179
4.500%, 11/01/45	191,634	185,861
4.500%, 02/01/45	650,726	625,349
4.500%, 10/01/44	27,440	26,293
4.500%, 08/01/44	501,879	486,302
4.500%, 07/01/44	167,699	162,493
4.500%, 03/01/44	10,973	10,582
4.500%, 01/01/44	109,597	105,600
4.500%, 12/01/43	95,597	92,493
4.500%, 11/01/43	12,049	11,675
4.500%, 05/01/42	44,726	43,338
4.500%, 09/01/41	156,100	151,259
4.500%, 07/01/41	21,249	20,590
4.500%, 05/01/41	46,552	45,124
4.500%, 04/01/40	61,793	59,862
4.500%, 12/01/33	20,858	20,129
4.500%, 06/01/31	21,185	20,941
4.500%, 06/01/26	3,627	3,595
4.500%, 02/01/26	6,015	5,964
4.000%, 08/01/52	1,364,214	1,245,109
4.000%, 01/01/52	1,345,978	1,225,972
4.000%, 05/01/46	790,308	740,077
4.000%, 07/01/34	71,677	67,098

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
4.000%, 10/01/31	$42,617	$40,725
3.760%, ICE LIBOR USD 12 MONTH + 1.630%, 07/01/44 (B)	41,745	41,717
3.695%, ICE LIBOR USD 12 MONTH + 1.610%, 10/01/44 (B)	56,887	56,734
3.668%, ICE LIBOR USD 12 MONTH + 1.623%, 12/01/45 (B)	176,470	180,142
3.645%, ICE LIBOR USD 12 MONTH + 1.791%, 08/01/42 (B)	3,233	3,242
3.574%, ICE LIBOR USD 12 MONTH + 1.810%, 10/01/41 (B)	7,953	7,989
3.556%, ICE LIBOR USD 12 MONTH + 1.877%, 01/01/42 (B)	33,975	34,184
3.521%, ICE LIBOR USD 12 Month + 1.969%, 04/01/40 (B)	4,448	4,377
3.500%, 07/01/52	10,036,438	8,847,323
3.500%, 05/01/52	5,658,893	4,992,182
3.500%, 04/01/52	16,274,482	14,340,963
3.500%, 02/01/52	605,150	532,912
3.500%, 01/01/52	1,863,476	1,639,975
3.500%, 04/01/37	437,519	406,166
3.419%, ICE LIBOR USD 12 MONTH + 1.608%, 11/01/44 (B)	381,026	379,379
3.167%, ICE LIBOR USD 12 Month + 1.630%, 02/01/45 (B)	171,259	167,159
3.132%, ICE LIBOR USD 12 Month + 1.614%, 11/01/44 (B)	33,170	32,980
3.074%, ICE LIBOR USD 12 Month + 1.632%, 05/01/46 (B)	28,292	28,664
3.071%, ICE LIBOR USD 12 MONTH + 1.762%, 11/01/39 (B)	98,608	99,318
3.005%, ICE LIBOR USD 12 MONTH + 1.630%, 05/01/44 (B)	5,607	5,614
3.000%, 11/01/51	1,999,385	1,706,904
3.000%, 02/01/50	1,709,176	1,469,824
3.000%, 04/01/42	2,496,232	2,162,446
2.918%, ICE LIBOR USD 12 Month + 1.630%, 01/01/45 (B)	25,113	24,949

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
2.890%, ICE LIBOR USD 12 MONTH + 1.650%, 04/01/43 (B)	$49,416	$48,370
2.867%, ICE LIBOR USD 12 MONTH + 1.654%, 08/01/44 (B)	257,686	255,250
2.528%, ICE LIBOR USD 12 MONTH + 1.702%, 04/01/38 (B)	96,214	96,085
2.500%, 09/01/52	8,497,555	6,963,384
2.500%, 02/01/51	2,596,701	2,147,603
2.500%, 11/01/50	4,120,662	3,403,340
2.500%, 10/01/50	3,286,658	2,729,023
2.500%, 07/01/50	5,425,530	4,481,431
2.500%, 01/01/36	1,270,145	1,148,754
2.285%, ICE LIBOR USD 12 Month + 2.035%, 09/01/37 (B)	1,959	1,916
2.265%, ICE LIBOR USD 12 MONTH + 1.613%, 01/01/44 (B)	28,101	27,778
2.224%, ICE LIBOR USD 12 Month + 1.724%, 04/01/36 (B)	5,738	5,620
2.000%, 06/01/52	3,844,633	3,035,116
2.000%, 04/01/52	1,889,695	1,491,092
2.000%, 01/01/52	1,566,573	1,244,891
2.000%, 12/01/50	3,985,176	3,175,151
2.000%, 11/01/50	1,478,238	1,177,958
2.000%, 09/01/50	1,334,982	1,060,697
2.000%, 07/01/50	6,119,578	4,883,428
2.000%, 02/01/42	1,883,282	1,549,572
1.992%, ICE LIBOR USD 12 MONTH + 1.630%, 02/01/45 (B)	15,347	15,102
1.978%, ICE LIBOR USD 12 MONTH + 1.630%, 02/01/45 (B)	144,241	141,967
1.906%, ICE LIBOR USD 12 MONTH + 1.630%, 01/01/45 (B)	184,166	181,455
1.880%, ICE LIBOR USD 12 MONTH + 1.630%, 12/01/44 (B)	34,970	34,471
FHLMC Multifamily Variable Rate Certificate, Ser M069, Cl A
4.013%, 04/15/37	1,245,000	1,149,956

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FHLMC STACR REMIC Trust 2021-DNA3, Ser 2021-DNA3, Cl M2
5.097%, SOFR30A + 2.100%, 10/25/33 (A)(B)	$945,000	$901,057
FHLMC STACR REMIC Trust 2021-DNA6, Ser 2021-DNA6, Cl M2
4.497%, SOFR30A + 1.500%, 10/25/41 (A)(B)	2,470,000	2,266,892
FHLMC Structured Pass-Through Certificates, Ser 2002-41, Cl 2A
4.815%, 07/25/32(B)	21,956	20,784
FHLMC Structured Pass-Through Certificates, Ser 2002-48, Cl 1A
4.414%, 07/25/33(B)	197,850	187,240
FHLMC Structured Pass-Through Certificates, Ser 2002-51, Cl 1A
6.500%, 09/25/43(B)	115,366	117,091
FHLMC Structured Pass-Through Certificates, Ser 2002-51, Cl 2A
7.500%, 08/25/42(B)	46,091	44,691
FHLMC Structured Pass-Through Certificates, Ser 2003-54, Cl 3A
7.000%, 02/25/43	358,698	363,772
FHLMC Structured Pass-Through Certificates, Ser 2003-57, Cl 1A2
7.000%, 07/25/43	22,146	23,216
FHLMC, Ser 1998-2084, Cl ZC
6.500%, 08/15/28	52,280	53,178
FHLMC, Ser 2001-2295, Cl BD
6.000%, 03/15/31	12,225	12,580
FHLMC, Ser 2003-2676, Cl PZ
5.500%, 09/15/33	47,097	47,050
FHLMC, Ser 2005-2944, Cl OH
5.500%, 03/15/35	152,807	154,413
FHLMC, Ser 2005-2957, Cl VZ
5.000%, 02/15/35	46,657	46,091
FHLMC, Ser 2006-3143, Cl BC
5.500%, 02/15/36	132,849	134,048

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FHLMC, Ser 2006-3185, Cl GT
6.000%, 07/15/26	$44,563	$44,842
FHLMC, Ser 2007-3330, Cl GZ
5.500%, 06/15/37	2,695	2,643
FHLMC, Ser 2013-299, Cl F1
3.912%, ICE LIBOR USD 1 MONTH + 0.500%, 01/15/43 (B)	172,068	171,586
FHLMC, Ser 2013-4283, Cl EW
4.500%, 12/15/43(B)	128,855	125,287
FHLMC, Ser 2014-4319, Cl MA
4.500%, 03/15/44(B)	227,977	221,115
FHLMC, Ser 2021-5092, Cl BC
2.500%, 06/25/36	536,650	518,373
FNMA
7.000%, 12/01/37	306	329
7.000%, 08/01/32	144,906	150,124
7.000%, 11/01/29	44,967	46,018
6.500%, 01/01/49	6,856	7,222
6.500%, 10/01/39	43,235	44,795
6.500%, 08/01/39	17,041	17,875
6.500%, 10/01/38	14,893	15,613
6.500%, 03/01/38	5,697	5,874
6.500%, 02/01/38	3,891	4,061
6.500%, 12/01/37	16,055	16,784
6.500%, 11/01/37	1,072	1,117
6.500%, 03/01/35	188,853	195,306
6.500%, 05/01/33	2,772	2,858
6.500%, 12/01/32	9,997	10,323
6.500%, 08/01/32	24,228	24,980
6.000%, 07/01/39	68,714	69,168
6.000%, 05/01/38	34,605	35,765
6.000%, 08/01/37	94,194	96,565
6.000%, 07/01/37	21,154	21,633
6.000%, 03/01/37	11,385	11,720
6.000%, 09/01/36	72,563	74,392
6.000%, 03/01/36	9,664	9,906
6.000%, 11/01/35	13,032	13,359
6.000%, 07/01/35	5,502	5,647
6.000%, 04/01/35	55,005	56,538
6.000%, 04/01/34	13,479	13,820
6.000%, 03/01/34	193,880	198,739
6.000%, 12/01/33	3,595	3,685
6.000%, 11/01/33	3,347	3,419
6.000%, 12/01/32	4,658	4,775
6.000%, 06/01/23	238	238

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
5.500%, 02/01/38	$3,022	$3,036
5.500%, 04/01/37	126,870	129,297
5.500%, 09/01/36	10,672	10,903
5.500%, 10/01/35	54,009	55,114
5.500%, 04/01/35	178,834	181,826
5.500%, 11/01/33	6,631	6,763
5.500%, 06/01/33	37,018	37,729
5.500%, 11/01/29	6,546	6,499
5.500%, 01/01/25	1,521	1,516
5.500%, 05/01/24	501	499
5.500%, 03/01/24	726	723
5.500%, 01/01/24	3	3
5.500%, 11/01/23	11	11
5.193%, 11/01/36	6,356	6,241
5.000%, 11/01/52	23,770,000	22,970,981
5.000%, 06/01/52	1,651,942	1,594,837
5.000%, 03/01/49	218,563	213,009
5.000%, 12/01/48	180,747	177,877
5.000%, 08/01/40	15,170	15,186
5.000%, 09/01/39	47,765	47,813
5.000%, 09/01/25	11,801	11,750
5.000%, 04/01/25	52	52
4.500%, 08/01/52	3,457,615	3,252,376
4.500%, 03/01/52	388,806	372,708
4.500%, 06/01/48	320,726	305,970
4.500%, 07/01/47	102,697	99,387
4.500%, 02/01/46	659,215	637,499
4.500%, 09/01/45	50,853	49,213
4.500%, 02/01/45	230,016	222,598
4.500%, 10/01/44	26,394	25,542
4.500%, 09/01/43	8,777	8,494
4.500%, 01/01/43	577,658	553,582
4.500%, 07/01/42	211,760	204,934
4.500%, 01/01/42	66,320	63,810
4.500%, 12/01/41	28,586	27,582
4.500%, 11/01/41	28,891	27,959
4.500%, 09/01/41	15,152	14,514
4.500%, 08/01/41	12,892	12,476
4.500%, 05/01/41	1,073,988	1,037,350
4.500%, 06/01/36	23,609	22,805
4.500%, 09/01/31	47,411	46,808
4.500%, 06/01/31	14,339	14,157
4.500%, 01/01/31	128,731	127,097
4.500%, 08/01/26	74,588	74,041
4.500%, 10/01/24	19,235	19,095
4.078%, H15T1Y + 1.999%, 09/01/34 (B)	901	912
4.000%, 08/01/52	1,448,325	1,317,949
4.000%, 07/01/52	1,868,059	1,700,338
4.000%, 06/01/52	40,236,963	36,624,431
4.000%, 04/01/52	1,684,462	1,540,321
4.000%, 10/01/51	1,813,169	1,653,573

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
4.000%, 04/01/48	$1,704,875	$1,588,038
4.000%, 03/01/46	4,000,343	3,745,750
4.000%, 01/01/37	355,470	331,347
4.000%, 11/01/35	74,540	69,547
4.000%, 01/01/35	1,194,662	1,116,944
4.000%, 10/01/34	647,633	616,811
4.000%, 06/01/34	687,671	656,534
4.000%, 03/01/34	276,876	258,861
4.000%, 11/01/33	415,457	393,571
4.000%, 10/01/33	53,709	50,878
4.000%, 10/01/32	59,959	57,252
4.000%, 09/01/31	163,313	155,931
4.000%, 12/01/30	250,013	238,721
4.000%, 11/01/30	175,996	168,046
3.979%, H15T1Y + 2.290%, 08/01/34 (B)	12,622	12,478
3.872%, ICE LIBOR USD 12 Month + 1.685%, 06/01/42 (B)	15,782	15,743
3.830%, ICE LIBOR USD 12 MONTH + 1.580%, 09/01/44 (B)	2,310	2,309
3.802%, ICE LIBOR USD 12 Month + 1.813%, 07/01/41 (B)	54,081	54,854
3.697%, SOFR30A + 2.237%, 10/01/52 (B)	3,693,089	3,483,478
3.681%, ICE LIBOR USD 12 MONTH + 1.620%, 11/01/48 (B)	300,540	293,442
3.575%, ICE LIBOR USD 12 MONTH + 1.588%, 07/01/44 (B)	142,047	142,378
3.527%, ICE LIBOR USD 12 MONTH + 1.471%, 06/01/35 (B)	2,873	2,821
3.500%, 05/01/52	1,234,027	1,088,838
3.500%, 04/01/52	7,690,163	6,813,675
3.500%, 03/01/52	2,104,545	1,852,056
3.500%, 01/01/52	2,412,350	2,124,755
3.500%, 11/01/51	1,489,596	1,312,319
3.500%, 04/01/37	387,829	360,232
3.500%, 02/01/31	582,027	558,970
3.500%, 12/01/29	226,977	218,834
3.296%, ICE LIBOR USD 12 MONTH + 1.789%, 06/01/38 (B)	5,361	5,447
3.218%, ICE LIBOR USD 12 Month + 1.563%, 06/01/44 (B)	49,545	49,479

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
3.124%, ICE LIBOR USD 12 MONTH + 1.699%, 04/01/44 (B)	$87,991	$88,037
3.084%, ICE LIBOR USD 12 Month + 1.603%, 10/01/48 (B)	129,921	125,991
3.030%, ICE LIBOR USD 12 MONTH + 1.576%, 08/01/43 (B)	3,175	3,166
3.000%, 05/01/52	1,020,715	872,349
3.000%, 03/01/52	1,726,425	1,476,275
3.000%, 11/01/51	2,395,155	2,050,441
3.000%, 10/01/51	2,990,129	2,553,201
3.000%, 07/01/50	1,197,596	1,031,106
3.000%, 05/01/35	1,738,152	1,601,148
3.000%, 01/01/31	1,407,052	1,347,392
2.961%, ICE LIBOR USD 12 MONTH + 1.610%, 10/01/47 (B)	202,404	198,135
2.918%, ICE LIBOR USD 12 Month + 1.459%, 05/01/35 (B)	24,022	24,065
2.913%, ICE LIBOR USD 12 MONTH + 1.580%, 09/01/47 (B)	227,162	222,259
2.880%, ICE LIBOR USD 12 Month + 1.652%, 05/01/46 (B)	48,501	47,737
2.811%, ICE LIBOR USD 12 Month + 1.557%, 01/01/45 (B)	30,055	29,923
2.743%, ICE LIBOR USD 12 MONTH + 1.568%, 05/01/45 (B)	261,739	261,399
2.632%, ICE LIBOR USD 12 MONTH + 1.565%, 05/01/44 (B)	64,343	63,877
2.532%, ICE LIBOR USD 12 MONTH + 1.577%, 10/01/44 (B)	152,348	152,024
2.500%, 04/01/52	1,819,664	1,494,147
2.500%, 02/01/52	5,105,772	4,207,756
2.500%, 12/01/51	4,312,238	3,551,414
2.500%, 08/01/51	5,758,468	4,749,796
2.500%, 02/01/51	8,237,816	6,800,874
2.500%, 01/01/51	1,533,743	1,262,578
2.500%, 11/01/50	6,422,209	5,313,591
2.500%, 10/01/50	6,696,261	5,536,477
2.500%, 07/01/50	10,309,020	8,516,537
2.500%, 10/01/41	1,452,529	1,237,342
2.500%, 05/01/41	1,001,070	849,685

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
2.500%, 07/01/36	$1,244,506	$1,125,495
2.500%, 03/01/35	1,831,077	1,656,779
2.143%, H15T1Y + 2.143%, 08/01/34 (B)	901	893
2.061%, ICE LIBOR USD 12 Month + 1.580%, 11/01/44 (B)	24,623	24,538
2.050%, ICE LIBOR USD 12 MONTH + 1.550%, 02/01/44 (B)	671	660
2.028%, ICE LIBOR USD 12 MONTH + 1.778%, 12/01/39 (B)	13,669	13,535
2.000%, 04/01/52	3,654,621	2,894,483
2.000%, 11/01/51	3,825,231	3,028,099
2.000%, 10/01/51	2,086,879	1,664,213
2.000%, 09/01/51	1,808,501	1,438,889
2.000%, 02/01/51	1,294,663	1,032,471
2.000%, 01/01/51	3,411,125	2,724,152
2.000%, 12/01/50	552,444	440,311
2.000%, 08/01/50	794,386	632,417
2.000%, 09/01/36	1,645,414	1,446,553
2.000%, 01/01/36	1,445,912	1,271,212
1.943%, ICE LIBOR USD 12 MONTH + 1.580%, 04/01/44 (B)	148,869	148,122
1.935%, ICE LIBOR USD 12 MONTH + 1.580%, 02/01/44 (B)	24,437	24,151
1.910%, ICE LIBOR USD 12 MONTH + 1.552%, 02/01/44 (B)	14,820	14,638
1.850%, ICE LIBOR USD 12 MONTH + 1.600%, 12/01/44 (B)	37,750	37,524
1.840%, ICE LIBOR USD 12 MONTH + 1.590%, 12/01/44 (B)	164,700	163,337
1.815%, ICE LIBOR USD 12 MONTH + 1.565%, 01/01/44 (B)	66,855	66,255
1.500%, 10/01/50	1,946,393	1,452,102
FNMA Grantor Trust 2000-T6, Ser 2000-T6, Cl A1
7.500%, 11/25/40	16,646	16,452
FNMA Grantor Trust 2001-T1, Ser 2001-T1, Cl A1
7.500%, 10/25/40	142,640	145,184
FNMA Grantor Trust 2001-T10, Ser 2001-T10, Cl A1
7.000%, 12/25/41	95,725	97,383

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FNMA Grantor Trust 2001-T12, Ser 2001-T12, Cl A1
6.500%, 08/25/41	$3,341	$3,394
FNMA Grantor Trust 2001-T3, Ser 2001-T3, Cl A1
7.500%, 11/25/40	8,909	9,064
FNMA Grantor Trust 2001-T4, Ser 2001-T4, Cl A1
7.500%, 07/25/41	40,151	39,946
FNMA Grantor Trust 2001-T7, Ser 2001-T7, Cl A1
7.500%, 02/25/41	1,739	1,846
FNMA Grantor Trust 2001-T8, Ser 2001-T8, Cl A1
7.500%, 07/25/41	5,288	5,284
FNMA Grantor Trust 2004-T1, Ser 2004-T1, Cl 1A2
6.500%, 01/25/44	1,525	1,559
FNMA REMIC Trust 2001-W3, Ser 2001-W3, Cl A
7.000%, 09/25/41(B)	78,618	76,799
FNMA REMIC Trust 2002-W6, Ser 2002-W6, Cl 2A
7.500%, 06/25/42(B)	6,316	6,262
FNMA REMIC Trust 2002-W6, Ser 2002-W6, Cl 2A1
7.000%, 06/25/42(B)	6,316	6,115
FNMA REMIC Trust 2003-W4, Ser 2003-W4, Cl 3A
5.089%, 10/25/42(B)	68,489	69,117
FNMA REMIC Trust 2003-W4, Ser 2003-W4, Cl 4A
5.720%, 10/25/42 (B)	27,564	27,874
FNMA Trust 2003-W2, Ser 2003-W2, Cl 1A3
7.500%, 07/25/42	8,344	8,777
FNMA Trust 2004-W2, Ser 2004-W2, Cl 2A2
7.000%, 02/25/44	15,962	16,628
FNMA Trust 2004-W2, Ser 2004-W2, Cl 5A
7.500%, 03/25/44	6,084	6,335
FNMA, Ser 2001-2, Cl ZK
6.500%, 02/25/31	41,076	41,912
FNMA, Ser 2001-79, Cl BA
7.000%, 03/25/45	13,689	14,058
FNMA, Ser 2002-33, Cl A1
7.000%, 06/25/32	69,189	71,128
FNMA, Ser 2007-104, Cl ZE
6.000%, 08/25/37	17,930	18,098
FNMA, Ser 2007-21, Cl MT
5.750%, 03/25/37	5,202	5,209

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FNMA, Ser 2009-11, Cl MP
7.000%, 03/25/49	$5,454	$5,572
FNMA, Ser 2010-136, Cl BA
3.500%, 12/25/30	208,442	199,560
FNMA, Ser 2010-49, Cl ZJ
4.500%, 05/25/40	53,192	51,551
FNMA, Ser 2013-128, Cl CF
4.186%, ICE LIBOR USD 1 Month + 0.600%, 12/25/43 (B)	279,477	274,276
FNMA, Ser 2014-1, Cl KF
4.186%, ICE LIBOR USD 1 MONTH + 0.600%, 02/25/44 (B)	412,091	405,357
FNMA, Ser M3G, Cl A2
1.250%, 01/25/31 (B)	2,000,000	1,518,865
Freddie Mac Multifamily ML Certificates
1.219%, 07/25/41 (A)	10,052,854	930,012
FREMF 2016-K55 Mortgage Trust, Ser K55, Cl C
4.167%, 04/25/49 (A)(B)	1,410,000	1,314,004
FREMF 2016-K56 Mortgage Trust, Ser K56, Cl C
3.944%, 06/25/49 (A)(B)	3,135,000	2,867,595
FREMF 2016-K57 Mortgage Trust, Ser K57, Cl C
3.918%, 08/25/49 (A)(B)	3,470,000	3,160,851
FREMF 2017-K69 Mortgage Trust, Ser K69, Cl C
3.727%, 10/25/49 (A)(B)	2,788,000	2,477,698
FREMF 2018-K732 Mortgage Trust, Ser K732, Cl C
4.051%, 05/25/25 (A)(B)	3,525,000	3,326,291
FREMF 2018-K74 Mortgage Trust, Ser K74, Cl C
4.093%, 02/25/51 (A)(B)	3,095,000	2,741,960
FREMF 2018-K83 Mortgage Trust, Ser K83, Cl C
4.278%, 11/25/51 (A)(B)	2,890,000	2,596,534
FREMF 2018-K85 Mortgage Trust, Ser K85, Cl B
4.320%, 12/25/50 (A)(B)	3,345,000	3,035,556
FREMF 2018-K86 Mortgage Trust, Ser K86, Cl C
4.294%, 11/25/51 (A)(B)	2,062,000	1,838,360
FREMF 2019-K89 Mortgage Trust, Ser K89, Cl C
4.287%, 01/25/51 (A)(B)	5,621,042	4,949,358
FREMF 2019-K96 Mortgage Trust, Ser K96, Cl C
3.812%, 08/25/56 (A)(B)	1,910,000	1,623,510

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FREMF 2020-K737 Mortgage Trust, Ser K737, Cl C
3.305%, 01/25/53 (A)(B)	$640,000	$566,779
FREMF K-100 Mortgage Trust, Ser K100, Cl C
3.494%, 11/25/52 (A)(B)	130,000	107,878
FREMF Mortgage Trust, Ser 2016-K60, Cl C
3.543%, 12/25/49 (A)(B)	1,630,000	1,457,818
FREMF Mortgage Trust, Ser 2017-K62, Cl C
3.880%, 01/25/50 (A)(B)	2,661,000	2,380,232
FREMF Mortgage Trust, Ser 2018-K75, Cl C
3.977%, 04/25/51 (A)(B)	145,000	127,527
GNMA
7.000%, 12/15/29	842	876
6.500%, 05/15/29	1,519	1,563
4.500%, 08/20/52	6,682,702	6,340,949
4.000%, 08/20/52	13,469,070	12,428,148
4.000%, 04/20/52	122,461	112,973
4.000%, 03/20/52	131,118	120,959
4.000%, 02/20/52	1,807,394	1,667,372
4.000%, 01/20/52	1,444,224	1,332,474
3.500%, 08/20/52	11,658,847	10,444,578
3.500%, 07/20/52	2,005,099	1,797,501
3.500%, 03/20/52	2,159,903	1,942,372
3.500%, 02/20/52	1,595,333	1,438,361
3.500%, 01/20/52	1,699,334	1,532,311
3.500%, 06/20/51	1,715,301	1,552,202
3.000%, 06/20/52	13,911,946	12,111,864
3.000%, 10/20/51	2,102,092	1,832,326
3.000%, 07/20/51	2,921,166	2,559,294
3.000%, 05/20/51	1,339,145	1,173,800
2.500%, 07/20/52	1,669,678	1,416,741
2.500%, 04/20/52	9,604,138	8,146,402
2.500%, 03/20/52	1,798,277	1,515,134
2.500%, 05/20/51	910,171	773,781
2.500%, 03/20/51	2,143,766	1,822,973
2.000%, 05/20/52	8,889,111	7,310,035
2.000%, 04/20/52	1,499,281	1,232,743
2.000%, 10/20/51	1,918,244	1,581,837
2.000%, 11/20/50	3,481,335	2,878,322
GNMA, Ser 2002-49, Cl ZG
6.000%, 07/20/32	394,281	393,381
GNMA, Ser 2012-98, Cl BM
4.903%, 08/20/42 (B)	203,930	196,898
GNMA, Ser 2017-H17, Cl FQ
3.978%, ICE LIBOR USD 12 MONTH + 0.270%, 09/20/67 (B)	1,491,343	1,459,226

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
GNMA, Ser 2017-H22, Cl FH
0.455%, ICE LIBOR USD 12 MONTH + 0.220%, 11/20/67 (B)	$955,248	$936,769
GNMA, Ser 2017-H24, Cl FQ
0.567%, ICE LIBOR USD 12 MONTH + 0.200%, 11/20/67 (B)	1,029,125	1,005,178
GNMA, Ser 2018-H04, Cl FK
0.988%, ICE LIBOR USD 12 MONTH + 0.040%, 03/20/68 (B)	903,267	862,960
GNMA, Ser 2018-H05, Cl CF
1.008%, ICE LIBOR USD 12 MONTH + 0.060%, 03/20/68 (B)	990,699	946,089
GNMA, Ser 2018-H05, Cl FE
1.018%, ICE LIBOR USD 12 Month + 0.070%, 02/20/68 (B)	379,261	366,515
GNMA, Ser 2019-H09, Cl FG
2.522%, ICE LIBOR USD 12 MONTH + 0.350%, 05/20/69 (B)	410,395	397,680
GNMA, Ser 2019-H16, Cl CF
3.238%, ICE LIBOR USD 1 Month + 0.700%, 10/20/69 (B)	326,135	316,211
GNMA, Ser 2020-H01, Cl FV
3.283%, ICE LIBOR USD 1 MONTH + 0.650%, 01/20/70 (B)	3,663,818	3,514,521
GNMA, Ser 2020-H02, Cl FB
1.821%, ICE LIBOR USD 1 Month + 0.600%, 01/20/70 (B)	484,247	464,242
GNMA, Ser 2022-H04, Cl FG
0.883%, SOFR30A + 0.550%, 02/20/67 (B)	2,232,928	2,174,165
GNMA, Ser 2022-H08, Cl FE
3.034%, SOFR30A + 0.750%, 03/20/72 (B)	1,931,715	1,906,017
GNMA, Ser 2022-H09, Cl FA
3.590%, SOFR30A + 0.670%, 04/20/72 (B)	1,983,418	1,946,885
GNMA, Ser 2022-H11, Cl EF
3.890%, SOFR30A + 0.970%, 05/20/72 (B)	2,616,002	2,568,279
Vendee Mortgage Trust 1993-1, Ser 1993-1, Cl ZB
7.250%, 02/15/23	1,815	1,815

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Vendee Mortgage Trust 1995-1, Ser 1995-1, Cl 2
7.793%, 02/15/25	$2,417	$2,437
Vendee Mortgage Trust 1995-2, Ser 1995-2C, Cl 3A
8.793%, 06/15/25	1,680	1,740
Vendee Mortgage Trust 1998-2, Ser 1998-2, Cl 2A
8.613%, 08/15/27 (B)	468	476

		439,804,257

Non-Agency Mortgage-Backed Obligation — 7.2%
BANK 2017-BNK5, Ser BNK5, Cl D
3.078%, 06/15/60 (A)(B)	386,000	283,204
Benchmark 2019-B10 Mortgage Trust, Ser B10, Cl E
3.000%, 03/15/62 (A)	1,260,000	803,219
Benchmark 2020-B16 Mortgage Trust, Ser B16, Cl D
2.500%, 02/15/53 (A)	5,470,000	3,544,582
Benchmark 2022-B35 Mortgage Trust, Ser B35, Cl D
2.500%, 05/15/55 (A)	4,000,000	2,271,636
BIG Commercial Mortgage Trust 2022-BIG, Ser BIG, Cl D
6.415%, TSFR1M + 3.039%, 02/15/39 (A)(B)	3,800,000	3,531,168
BX Trust, Ser 2022-CLS, Cl B
6.300%, 10/13/27 (A)	2,100,000	2,077,849
Century Plaza Towers 2019-CPT, Ser CPT, Cl C
2.997%, 11/13/39 (A)(B)	500,000	365,797
Century Plaza Towers 2019-CPT, Ser CPT, Cl E
2.997%, 11/13/39 (A)(B)	2,500,000	1,703,555
Century Plaza Towers, Ser 2019-CPT, Cl B
2.997%, 11/13/39 (A)(B)	733,000	557,498
CFCRE Commercial Mortgage Trust 2016-C6, Ser C6, Cl D
4.192%, 11/10/49 (A)(B)	2,525,000	1,901,161
Citigroup Commercial Mortgage Trust 2014-GC21, Ser GC21, Cl D
4.945%, 05/10/47 (A)(B)	3,185,000	2,821,635

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Citigroup Commercial Mortgage Trust 2022-GC48, Ser GC48, Cl C
4.875%, 05/15/54 (B)	$3,000,000	$2,435,519
COMM 2014-CCRE20 Mortgage Trust, Ser CR20, Cl C
4.462%, 11/10/47 (B)	2,980,000	2,740,211
COMM 2015-CCRE24 Mortgage Trust, Ser CR24, Cl D
3.463%, 08/10/48 (B)	55,000	44,954
COMM Mortgage Trust, Ser 2022-HC, Cl C
3.376%, 01/10/39 (A)	1,570,000	1,318,986
Commercial Mortgage Trust 2022-LPFL, Ser LPFL, Cl C
5.770%, TSFR1M + 2.394%, 03/15/39 (A)(B)	2,560,000	2,445,426
Connecticut Avenue Securities Trust 2022-R03, Ser 2022-R03, Cl 1M2
6.497%, SOFR30A + 3.500%, 03/25/42 (A)(B)	3,310,000	3,148,634
CSMC 2014-USA OA, Ser USA, Cl C
4.336%, 09/15/37 (A)	3,550,000	2,910,870
CSMC 2021-NQM5 Trust, Ser 2021-NQM5, Cl M1
2.168%, 05/25/66 (A)(B)	1,310,000	740,608
CSMC OA, Ser 2014-USA, Cl A2
3.953%, 09/15/37 (A)	3,825,000	3,438,946
CSMC Trust, Ser 2016-NXSR, Cl AS
4.049%, 12/15/49 (B)	4,145,000	3,727,580
FASST 2021-JR1 A2
2.000%, 04/25/51	2,607,147	2,435,344
FASST 2021-S2 A2 09/2051
1.750%, 09/25/51	2,530,100	2,314,552
FASST 21-S1-A2 07/25/2051
1.750%, 07/25/51	5,201,853	4,639,793
FIN AMER 19-JR2 06/25/69
2.000%, 06/25/69	3,362	3,364
FIN AMER 19-JR3 09/25/69
2.000%, 09/25/69	77,698	78,774
GS Mortgage Securities II, Ser 2013-GC10, Cl B
3.682%, 02/10/46 (A)	6,785,000	6,749,372
GS Mortgage Securities Trust 2017-GS8, Ser GS8, Cl D
2.700%, 11/10/50 (A)	2,570,000	1,875,682

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Hudson Yards 2019-55HY Mortgage Trust, Ser 55HY, Cl A
2.943%, 12/10/41 (A)(B)	$1,000,000	$825,394
Hudson Yards Mortgage Trust, Ser 2016-10HY, Cl A
2.835%, 08/10/38 (A)	2,085,000	1,845,939
JPMBB Commercial Mortgage Securities Trust 2014-C26, Ser C26, Cl D
3.875%, 01/15/48 (A)(B)	1,200,000	1,034,996
JPMBB Commercial Mortgage Securities Trust 2015-C28, Ser C28, Cl C
4.182%, 10/15/48 (B)	5,170,000	4,683,009
JPMBB Commercial Mortgage Securities Trust 2015-C29, Ser C29, Cl C
4.184%, 05/15/48 (B)	5,750,000	5,194,722
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl D
4.648%, 04/15/47 (A)(B)	1,760,000	1,596,928
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C26, Cl AS
3.800%, 01/15/48	5,885,000	5,505,756
NCMF Trust 2022-MFP, Ser MFP, Cl E
7.209%, TSFR1M + 3.833%, 03/15/39 (A)(B)	2,500,000	2,366,504
New Residential Mortgage Loan Trust 2021-NQM2R, Ser 2021-NQ2R, Cl M1
2.201%, 10/25/58 (A)(B)	1,954,000	1,764,827
NW RE-REMIC TRUST 2021-FRR1, Ser FRR1, Cl AK88
2.820%, 12/18/51 (A)(B)	2,500,000	2,130,894
OBX 2022-NQM1 Trust, Ser 2022-NQM1, Cl M1
3.504%, 11/25/61 (A)(B)	1,010,000	658,399
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/54 (A)	2,500,000	1,990,675
One Market Plaza Trust, Ser 2017-1MKT, Cl B
3.845%, 02/10/32 (A)	400,000	380,698
One Market Plaza Trust, Ser 2017-1MKT, Cl C
4.016%, 02/10/32 (A)	1,000,000	948,410

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl M1
3.248%, 10/25/61 (A)	$1,750,000	$1,094,442
Palisades Center Trust 2016-PLSD, Ser PLSD, Cl A
2.713%, 04/13/33 (A)	4,705,000	3,684,486
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/59 (A)(B)	529,784	511,798
SFAVE Commercial Mortgage Securities Trust 2015-5AVE, Ser 5AVE, Cl A1
3.872%, 01/05/43 (A)(B)	3,045,000	2,122,696
SFAVE Commercial Mortgage Securities Trust 2015-5AVE, Ser 5AVE, Cl A2B
4.144%, 01/05/43 (A)(B)	1,995,000	1,401,576
Shops at Crystals Trust 2016-CSTL, Ser CSTL, Cl C
3.731%, 07/05/36 (A)(B)	2,800,000	2,283,129
SLG Office Trust 2021-OVA, Ser OVA, Cl C
2.851%, 07/15/41 (A)	2,500,000	1,834,141
SPGN 2022-TFLM Mortgage Trust, Ser TFLM, Cl D
6.876%, TSFR1M + 3.500%, 02/15/39 (A)(B)	2,500,000	2,333,368
Taubman Centers Commercial Mortgage Trust 2022-DPM, Ser DPM, Cl C
7.153%, TSFR1M + 3.777%, 05/15/37 (A)(B)	1,225,000	1,172,926
Taubman Centers Commercial Mortgage Trust 2022-DPM, Ser DPM, Cl D
8.147%, TSFR1M + 4.771%, 05/15/37 (A)(B)	1,690,000	1,598,106
Verus Securitization Trust 2021-2, Ser 2021-2, Cl M1
2.187%, 02/25/66 (A)(B)	2,910,000	1,926,052
Verus Securitization Trust 2021-3, Ser 2021-3, Cl M1
2.397%, 06/25/66 (A)(B)	1,555,000	1,053,359
Verus Securitization Trust 2021-4, Ser 2021-4, Cl M1
2.195%, 07/25/66 (A)(B)	1,400,000	774,453
Verus Securitization Trust 2021-R3, Ser 2021-R3, Cl M1
2.411%, 04/25/64 (A)(B)	2,745,000	2,232,499

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Wells Fargo Commercial Mortgage Trust 2015-C28, Ser C28, Cl D
4.083%, 05/15/48 (B)	$1,685,000	$1,434,383
Wells Fargo Commercial Mortgage Trust, Ser 2019-C49, Cl D
3.000%, 03/15/52(A)	3,100,000	2,034,886

		119,329,370

Total Mortgage-Backed Securities
(Cost $623,705,189)		559,133,627

U.S. TREASURY OBLIGATIONS — 24.5%

	Face Amount	Value
U.S. Treasury Bond
3.375%, 08/15/42	$8,500,000	$7,332,578
3.375%, 11/15/48	45,000	38,440
3.250%, 05/15/42	80,000	67,638
3.000%, 02/15/48	640,000	505,375
3.000%, 08/15/48	1,395,000	1,107,608
3.000%, 02/15/49	985,000	785,922
2.875%, 05/15/52	56,585,000	43,915,265
2.500%, 02/15/45	15,310,000	11,017,818
2.500%, 02/15/46	1,775,000	1,269,402
2.500%, 05/15/46	1,735,000	1,237,950
2.375%, 02/15/42	870,000	635,236
2.375%, 11/15/49	395,000	276,053
2.250%, 08/15/46	1,805,000	1,221,618
2.250%, 02/15/52	21,710,000	14,559,269
2.000%, 11/15/41	1,305,000	889,643
2.000%, 02/15/50	4,745,000	3,018,450
2.000%, 08/15/51	11,985,000	7,550,082
1.875%, 02/15/41	935,000	632,075
1.875%, 02/15/51	325,000	198,974
1.875%, 11/15/51	37,060,000	22,574,751
1.625%, 11/15/50	4,615,000	2,639,203
1.375%, 11/15/40	2,815,000	1,739,032
1.375%, 08/15/50	5,490,000	2,926,642
1.250%, 05/15/50	1,525,000	785,792
1.125%, 05/15/40	605,000	361,133
1.125%, 08/15/40	3,655,000	2,163,160
U.S. Treasury Bonds
3.000%, 08/15/52	19,582,000	15,670,966
U.S. Treasury Note
3.966%, US Treasury 3 Month Bill Money Market Yield + 0.075%, 04/30/24(B)	21,510,000	21,477,192
3.000%, 07/15/25	5,600,000	5,393,500

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
2.875%, 08/15/28	$490,000	$455,107
2.875%, 05/15/32	14,020,000	12,703,434
2.750%, 04/30/27	2,310,000	2,164,723
2.750%, 05/31/29	3,860,000	3,534,463
2.750%, 08/15/32	10,365,000	9,272,602
2.625%, 07/31/29	520,000	472,103
2.375%, 03/31/29	5,640,000	5,053,528
2.375%, 05/15/29	1,575,000	1,409,871
1.875%, 02/15/32	1,730,000	1,438,603
1.750%, 12/31/26	3,240,000	2,925,745
1.750%, 01/31/29	280,000	241,981
1.750%, 11/15/29	1,050,000	901,564
1.625%, 08/15/29	1,340,000	1,142,088
1.625%, 05/15/31	1,485,000	1,227,213
1.500%, 01/31/27	4,655,000	4,148,405
1.500%, 11/30/28	700,000	597,652
1.500%, 02/15/30	265,000	222,010
1.375%, 12/31/28	6,335,000	5,366,685
1.375%, 11/15/31	13,805,000	11,014,880
1.250%, 03/31/28	410,000	350,486
1.250%, 08/15/31	10,810,000	8,591,839
1.125%, 10/31/26	555,000	489,614
1.125%, 02/29/28	4,795,000	4,080,995
1.125%, 08/31/28	505,000	423,707
1.125%, 02/15/31	4,625,000	3,698,013
0.875%, 09/30/26	107,950,000	94,515,286
0.875%, 11/15/30	16,360,000	12,865,606
0.750%, 01/31/28	1,450,000	1,212,506
0.625%, 11/30/27	3,350,000	2,797,773
0.625%, 12/31/27	7,560,000	6,296,358
0.625%, 05/15/30	595,000	462,334
0.625%, 08/15/30	295,000	227,865
0.500%, 04/30/27	5,860,000	4,959,941
0.500%, 05/31/27	1,195,000	1,008,281
0.500%, 08/31/27	890,000	745,062
0.375%, 11/30/25	300,000	265,254
U.S. Treasury Notes
4.375%, 10/31/24	4,385,000	4,374,551
4.149%, US Treasury 3 Month Bill Money Market Yield + 0.037%, 07/31/24(B)	24,840,000	24,813,726
4.125%, 10/31/27	30,000	29,834
2.625%, 05/31/27	1,260,000	1,174,409

Total U.S. Treasury Obligations
(Cost $ 478,730,689)		409,666,864

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — 4.6%

	Face Amount	Value
Automotive — 2.1%
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl D
4.850%, 06/13/28(A)	$2,555,000	$2,405,691
CAL Receivables 2022-1, Ser 2022-1, Cl B
7.140%, SOFR30A + 4.350%, 10/15/26 (A)(B)	2,520,000	2,413,492
Carmax Auto Owner Trust 2019-2, Ser 2019-2, Cl D
3.410%, 10/15/25	2,010,000	1,971,749
Carvana Auto Receivables Trust 2019-2, Ser 2019-2A, Cl D
3.280%, 01/15/25(A)	2,750,159	2,722,488
Credit Acceptance Auto Loan Trust 2020-3, Ser 2020-3A, Cl C
2.280%, 02/15/30(A)	1,200,000	1,115,776
Drive Auto Receivables Trust 2019-3, Ser 2019-3, Cl D
3.180%, 10/15/26	105,000	103,246
Drive Auto Receivables Trust 2020-1, Ser 2020-1, Cl D
2.700%, 05/17/27	2,695,000	2,640,156
Drive Auto Receivables Trust 2020-2, Ser 2020-2, Cl D
3.050%, 05/15/28	2,200,000	2,139,101
Exeter Automobile Receivables Trust 2020-2, Ser 2020-2A, Cl D
4.730%, 04/15/26 (A)	315,000	311,703
Exeter Automobile Receivables Trust, Ser 2022-2A, Cl D
4.560%, 07/17/28	2,000,000	1,852,085
Exeter Automobile Receivables Trust, Ser 2022-5A, Cl D
7.400%, 02/15/29	2,890,000	2,816,351
Flagship Credit Auto Trust, Ser 2019-3, Cl E
3.840%, 12/15/26 (A)	3,825,000	3,527,686
Ford Credit Auto Owner Trust 2021-REV1, Ser 2021-1, Cl D
2.310%, 10/17/33 (A)	1,750,000	1,501,268
GLS Auto Receivables Issuer Trust, Ser 2022-2A, Cl D
6.150%, 04/17/28 (A)	2,500,000	2,419,046

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Santander Drive Auto Receivables Trust 2019-1, Ser 2019-1, Cl D
3.650%, 04/15/25	$856,501	$855,726
Santander Drive Auto Receivables Trust 2020-3, Ser 2020-3, Cl D
1.640%, 11/16/26	2,860,000	2,733,209
Santander Drive Auto Receivables Trust 2022-6, Ser 2022-6, Cl C
4.960%, 11/15/28	1,020,000	974,555
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl C
4.740%, 10/16/28	2,545,000	2,444,914
Tesla Auto Lease Trust, Ser 2021-A, Cl B
1.020%, 03/20/25 (A)	1,000,000	949,174
Westlake Automobile Receivables Trust 2022-1, Ser 2022-1A, Cl D
3.490%, 03/15/27 (A)	345,000	314,544

		36,211,960

Other Asset-Backed Securities — 2.5%
AEP Texas Central Transition Funding III, Ser 2012-1, Cl A3
2.845%, 03/01/26	74,792	72,770
DRIVEN BRANDS FUNDING, Ser 2019-1A, Cl A2
4.641%, 04/20/49 (A)	3,522,750	3,128,981
Finance of America 2022-S4
3.000%, 01/25/57	3,010,000	2,708,398
GoodLeap Sustainable Home Solutions Trust 2021-5, Ser 2021-5CS, Cl B
2.560%, 10/20/48 (A)	2,412,988	1,616,046
GoodLeap Sustainable Home Solutions Trust, Ser 2022-3CS, Cl B
5.500%, 07/20/49 (A)	1,250,000	1,059,431
GoodLeap Sustainable Home Solutions Trust, Ser 2022-4CS, Cl B
5.550%, 11/20/54 (A)	1,118,000	964,191
KKR CLO 41, Ser 2022-41A, Cl C
6.114%, TSFR3M + 2.250%, 04/15/35 (A)(B)	3,500,000	3,100,566

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Mosaic Solar Loan Trust, Ser 2022-1A, Cl B
3.160%, 01/20/53 (A)	$1,383,246	$1,098,787
Navient Student Loan Trust 2016-1, Ser 2016-1A, Cl A
4.286%, ICE LIBOR USD 1 Month + 0.700%, 02/25/70 (A)(B)	454,053	444,139
Navient Student Loan Trust 2016-5, Ser 2016-5A, Cl A
4.836%, ICE LIBOR USD 1 MONTH + 1.250%, 06/25/65 (A)(B)	539,695	517,835
Navient Student Loan Trust 2016-6, Ser 2016-6A, Cl A3
4.886%, ICE LIBOR USD 1 Month + 1.300%, 03/25/66 (A)(B)	115,000	114,008
Navient Student Loan Trust 2018-2, Ser 2018-2A, Cl A3
4.336%, ICE LIBOR USD 1 MONTH + 0.750%, 03/25/67 (A)(B)	5,898,000	5,750,321
Navient Student Loan Trust 2021-1, Ser 2021-1A, Cl A1B
4.186%, ICE LIBOR USD 1 MONTH + 0.600%, 12/26/69 (A)(B)	3,090,473	2,986,408
Neuberger Berman Loan Advisers CLO, Ser 2022-47A, Cl C
5.877%, TSFR3M + 2.050%, 04/14/35 (A)(B)	6,000,000	5,289,960
SBAP 2004-20K 1
4.880%, 11/01/24	2,086	2,055
SBAP 2006-20B 1
5.350%, 02/01/26	1,555	1,532
SBAP 2006-20C 1
5.570%, 03/01/26	1,400	1,383
SBAP 2007-20C 1
5.230%, 03/01/27	1,456	1,441
SLM Student Loan Trust 2004-3, Ser 2014-3A, Cl A6B
4.908%, ICE LIBOR USD 3 MONTH + 0.550%, 10/25/64 (A)(B)	3,364,039	3,265,451
SLM Student Loan Trust 2009-3, Ser 2009-3, Cl A
4.336%, ICE LIBOR USD 1 MONTH + 0.750%, 01/25/45 (A)(B)	2,123,537	2,060,336

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
SMB Private Education Loan Trust 2017-B, Ser 2017-B, Cl A2A
2.820%, 10/15/35 (A)	$108,045	$102,562
SMB Private Education Loan Trust 2018-A, Ser 2018-A, Cl A2A
3.500%, 02/15/36 (A)	1,090,748	1,033,719
SOUND POINT CLO XXII, Ser 2021-1A, Cl CR
6.493%, ICE LIBOR USD 3 MONTH + 2.250%, 01/20/32 (A)(B)	3,480,000	3,205,692
United States Small Business Administration
5.090%, 10/01/25	7,865	7,667
United States Small Business Administration, Ser 2003-20B, Cl 1
4.840%, 02/01/23	512	511
United States Small Business Administration, Ser 2003-20J, Cl 1
4.920%, 10/01/23	644	637
United States Small Business Administration, Ser 2003-20K, Cl 1
4.980%, 11/01/23	5,091	5,058
United States Small Business Administration, Ser 2004-20L, Cl 1
4.870%, 12/01/24	2,067	2,055
United States Small Business Administration, Ser 2005-20A, Cl 1
4.860%, 01/01/25	717	717
United States Small Business Administration, Ser 2005-20E, Cl 1
4.840%, 05/01/25	608	605
United States Small Business Administration, Ser 2005-20G, Cl 1
4.750%, 07/01/25	3,110	3,067
United States Small Business Administration, Ser 2005-20H, Cl 1
5.110%, 08/01/25	5,535	5,481
United States Small Business Administration, Ser 2006-20F, Cl 1
5.820%, 06/01/26	901	885

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
United States Small Business Administration, Ser 2006-20G, Cl 1
6.070%, 07/01/26	$2,596	$2,569
United States Small Business Administration, Ser 2006-20H, Cl 1
5.700%, 08/01/26	1,594	1,588
United States Small Business Administration, Ser 2007-20D, Cl 1
5.320%, 04/01/27	4,983	4,878
United States Small Business Administration, Ser 2007-20E, Cl 1
5.310%, 05/01/27	2,092	2,059
United States Small Business Administration, Ser 2007-20F, Cl 1
5.710%, 06/01/27	4,900	4,872
Vivint Solar Financing V, Ser 2018-1A, Cl B
7.370%, 04/30/48 (A)	732,013	675,483
Wellfleet CLO X, Ser 2021-XA, Cl BR
6.443%, ICE LIBOR USD 3 MONTH + 2.200%, 07/20/32 (A)(B)	2,000,000	1,832,680

		41,076,824

Total Asset-Backed Securities
(Cost $82,031,837)		77,288,784

MUNICIPAL BONDS — 1.9%

	Face Amount	Value
California — 0.7%
California Health Facilities Financing Authority
3.034%, 06/01/34	$1,865,000	$1,444,417
2.984%, 06/01/33	3,090,000	2,437,332
City of Los Angeles California, Ser A
5.000%, 09/01/42	2,500,000	2,306,903
City of Los Angeles Department of Airports Customer Facility Charge Revenue, RB
3.258%, 05/15/30	2,250,000	1,934,922
3.158%, 05/15/29	1,000,000	871,903

MUNICIPAL BONDS — continued

	Face Amount	Value
City of San Francisco California Public Utilities Commission Water Revenue, Ser E
2.825%, 11/01/41	$1,000,000	$703,290
Los Angeles Unified School District, Ser RY
6.758%, 07/01/34	100,000	108,085
Regents of the University of California Medical Center Pooled Revenue
4.563%, 05/15/53	600,000	498,400
State of California
7.625%, 03/01/40	40,000	47,800
7.550%, 04/01/39	100,000	119,721
7.500%, 04/01/34	675,000	785,699
7.300%, 10/01/39	625,000	721,362

		11,979,834

Connecticut — 0.1%
Connecticut Green Bank
2.900%, 11/15/35	2,500,000	1,933,008
Hartford County Metropolitan District Clean Water Project Revenue, Ser S
2.952%, 11/01/42	270,000	182,957

		2,115,965

District of Columbia — 0.1%
District of Columbia
2.932%, 04/01/33	1,590,000	1,237,692

Florida — 0.2%
Florida Development Finance, RB
7.250%, 07/01/57 (A)(B)	2,500,000	2,446,670

Hawaii — 0.1%
State of Hawaii Department of Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	1,152,899	1,064,207

Illinois — 0.1%
State of Illinois
5.100%, 06/01/33	1,850,000	1,728,815

Montana — 0.0%
County of Gallatin Montana, RB
11.500%, 09/01/27 (A)	500,000	516,470

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

MUNICIPAL BONDS — continued

	Face Amount	Value
New Jersey — 0.2%
New Jersey Housing & Mortgage Finance Agency, Ser C
3.100%, 11/01/40	$3,100,000	$2,270,878
New Jersey Turnpike Authority
7.414%, 01/01/40	275,000	323,056
7.102%, 01/01/41	925,000	1,057,148

		3,651,082

New York — 0.2%
New York State Energy Research & Development Authority, Ser A
4.871%, 04/01/37	3,330,000	2,928,032

Pennsylvania — 0.1%
Redevelopment Authority of the City of Philadelphia, Ser A
3.172%, 09/01/41	2,000,000	1,392,364

South Dakota — 0.0%
South Dakota Housing Development Authority, Ser E, RB
5.460%, 05/01/53	300,000	298,626

Wisconsin — 0.1%
County of Fond Du Lac Wisconsin
5.569%, 11/01/51 (A)	2,350,000	2,122,486

Total Municipal Bonds
(Cost $33,920,636)		31,482,243

PREFERRED STOCK — 0.2%

	Shares	Value

PREFERRED STOCK — 0.2%
Citigroup Capital XIII, 10.785%, ICE LIBOR USD 3 MONTH + 6.370%, 10/30/40 (B)	108,715	$2,984,227

Total Preferred Stock
(Cost $2,861,568)		2,984,227

U.S. GOVERNMENT AGENCY OBLIGATION — 0.0%

	Face Amount	Value
United States International Development Finance
1.790%, 10/15/29	$402,095	$356,672

Total U.S. Government Agency Obligations
(Cost $375,095)		356,672

Total Investments in Securities— 98.2%
(Cost $1,851,948,037)		$1,645,274,056

Percentages are based on Net Assets of $1,675,812,870.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2022 was $286,069,995 and represented 17.1% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

H15T1Y— US Treas Yield Curve Rate T Note Const Mat 1 Yr

H15T5Y— US Treas Yield Curve Rate T Note Const Mat 5 Yr

LIBOR— London Interbank Offered Rate

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

RB — Revenue Bond

Ser — Series

SOFR — Secured Overnight Financing Rate

SOFR30A — Secured Overnight Financing Rate 30-day Average

SOFRINDX — Secured Overnight Financing Rate Index

STACR — Structured Agency Credit Risk

TSFR1M — Term Structured Financing Rate 1 Month Average

TSFR3M — Term Structured Financing Rate 3 Month Average

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2022

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$564,361,639	$—	$564,361,639
Mortgage-Backed Securities	—	559,133,627	—	559,133,627
U.S. Treasury Obligations	52,335,151	357,331,713	—	409,666,864
Asset-Backed Securities	—	77,288,784	—	77,288,784
Municipal Bonds	—	31,482,243	—	31,482,243
Preferred Stock	2,984,227	—	—	2,984,227
U.S. Government Agency Obligation	—	356,672	—	356,672

Total Investments in Securities	$55,319,378	$1,589,954,678	$—	$1,645,274,056

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS (unaudited) †

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 32.0%

	Face Amount	Value
COMMUNICATION SERVICES — 1.4%
AT&T
2.550%, 12/01/33	$1,140,000	$840,117
CommScope
6.000%, 03/01/26(A)	1,060,000	1,022,425
Meta Platforms
4.450%, 08/15/52(A)	3,114,000	2,311,011
Time Warner Cable Enterprises
8.375%, 03/15/23	1,500,000	1,516,366
T-Mobile USA
5.650%, 01/15/53	1,197,000	1,103,915

		6,793,834

CONSUMER DISCRETIONARY — 3.1%
Aptiv
3.250%, 03/01/32	540,000	430,733
General Motors
5.600%, 10/15/32	2,910,000	2,640,203
5.400%, 10/15/29	1,175,000	1,089,243
5.200%, 04/01/45	970,000	748,429
General Motors Financial
4.300%, 07/13/25	1,577,000	1,498,507
Lennar
5.250%, 06/01/26	1,500,000	1,459,441
Lowe’s
5.625%, 04/15/53	2,272,000	2,046,031
Marriott International
4.650%, 12/01/28	1,500,000	1,385,612
Mileage Plus Holdings
6.500%, 06/20/27(A)	3,201,500	3,165,019
Starbucks
2.550%, 11/15/30	1,030,000	841,011

		15,304,229

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — 0.7%
CVS Pass-Through Trust
6.036%, 12/10/28	$1,630,650	$1,604,435
Delta Air Lines
4.750%, 10/20/28(A)	500,000	465,011
Kraft Heinz Foods
3.000%, 06/01/26	1,388,000	1,280,710

		3,350,156

ENERGY — 1.2%
Continental Resources
3.800%, 06/01/24	980,000	945,195
Devon Energy
7.875%, 09/30/31	340,000	374,755
Diamondback Energy
6.250%, 03/15/33	1,690,000	1,696,573
Equities
5.700%, 04/01/28	500,000	486,325
5.678%, 10/01/25	250,000	247,371
Hess
7.875%, 10/01/29	120,000	130,046
7.300%, 08/15/31	210,000	222,303
Hydro-Quebec
8.050%, 07/07/24	500,000	525,262
MidAmerican Energy
3.100%, 05/01/27	1,292,000	1,189,841

		5,817,671

FINANCIALS — 19.8%
ABN AMRO Bank
2.470%, H15T1Y+ 1.100%, 12/13/29(A)(B)	1,000,000	776,813
Aflac
1.125%, 03/15/26	1,500,000	1,312,061
African Development Bank
0.750%, 04/03/23	2,700,000	2,656,588
American Express
4.050%, 05/03/29	1,000,000	908,132
Bank of America MTN
4.827%, U.S. SOFR + 1.750%, 07/22/26(B)	945,000	919,951
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/51(B)	3,890,000	2,889,958
3.559%, ICE LIBOR USD 3 Month + 1.060%, 04/23/27(B)	1,750,000	1,611,013
1.530%, U.S. SOFR + 0.650%, 12/06/25(B)	1,000,000	910,489
Blackstone Private Credit Fund
2.625%, 12/15/26	2,625,000	2,154,084
2.350%, 11/22/24	3,000,000	2,743,613

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Blue Owl Finance
3.125%, 06/10/31(A)	$845,000	$613,182
BPCE
2.045%, U.S. SOFR + 1.087%, 10/19/27(A)(B)	1,000,000	830,359
Caisse d’Amortissement de la Dette Sociale
3.000%, 05/17/25(A)	1,000,000	959,494
0.375%, 05/27/24(A)	1,000,000	934,320
Cantor Fitzgerald
4.875%, 05/01/24(A)	1,140,000	1,112,190
Capital One Financial
4.166%, U.S. SOFR + 1.370%, 05/09/25(B)	2,805,000	2,695,086
CDP Financial MTN
1.000%, 05/26/26(A)	1,000,000	876,770
Citigroup
4.650%, 07/23/48	340,000	272,851
4.281%, ICE LIBOR USD 3 Month + 1.839%, 04/24/48(B)	150,000	114,640
3.785%, U.S. SOFR + 1.939%, 03/17/33(B)	1,380,000	1,143,083
3.754%, U.S. SOFR + 0.694%, 01/25/26(B)	1,000,000	969,411
2.014%, U.S. SOFR + 0.694%, 01/25/26(B)	1,284,000	1,172,690
1.281%, U.S. SOFR + 0.528%, 11/03/25(B)	1,000,000	905,905
0.776%, U.S. SOFR + 0.686%, 10/30/24(B)	1,000,000	945,876
Conservation Fund A Nonprofit
3.474%, 12/15/29	1,000,000	846,840
Cooperatieve Rabobank UA
1.106%, H15T1Y+ 0.550%, 02/24/27(A)(B)	1,570,000	1,325,488
1.004%, H15T1Y+ 0.730%, 09/24/26(A)(B)	1,000,000	862,849
Council of Europe Development Bank
3.000%, 06/16/25	1,000,000	960,892
Deutsche Bank NY
1.686%, 03/19/26	1,000,000	857,602
European Investment Bank
3.250%, 11/15/27	700,000	664,289
2.875%, 06/13/25(A)	2,000,000	1,918,864
2.375%, 05/24/27	1,253,000	1,149,790
2.125%, 04/13/26	500,000	462,052
0.625%, 10/21/27	2,000,000	1,668,154

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Goldman Sachs Group
5.700%, 11/01/24	$2,940,000	$2,940,197
4.387%, U.S. SOFR + 1.510%, 06/15/27(B)	1,000,000	939,606
4.250%, 10/21/25	1,750,000	1,674,007
0.855%, U.S. SOFR + 0.609%, 02/12/26(B)	1,100,000	974,857
Golub Capital BDC
2.500%, 08/24/26	960,000	799,006
HSBC Holdings
4.292%, ICE LIBOR USD 3 Month + 1.348%, 09/12/26(B)	1,750,000	1,612,824
3.033%, ICE LIBOR USD 3 Month + 0.923%, 11/22/23(B)	1,415,000	1,412,155
ING Groep
1.400%, H15T1Y+ 1.100%, 07/01/26(A)(B)	1,000,000	875,769
Inter-American Development Bank
3.338%, U.S. SOFR + 0.280%, 04/12/27(B)	1,000,000	1,000,065
International Bank for Reconstruction & Development
3.362%, U.S. SOFR + 0.300%, 08/06/24(B)	1,500,000	1,505,479
3.353%, SOFRINDX + 0.390%, 06/17/24(B)	1,000,000	1,003,050
1.875%, 06/19/23	1,000,000	982,753
0.625%, 04/22/25	2,000,000	1,816,541
International Finance
3.141%, U.S. SOFR + 0.090%, 04/03/24(B)	2,000,000	1,999,432
0.500%, 03/20/23	1,000,000	985,256
John Hancock Life Insurance
7.375%, 02/15/24(A)	1,500,000	1,528,364
JPMorgan Chase
4.912%, U.S. SOFR + 2.080%, 07/25/33(B)	1,760,000	1,601,451
4.260%, ICE LIBOR USD 3 Month + 1.580%, 02/22/48(B)	200,000	155,052
3.559%, ICE LIBOR USD 3 Month + 0.730%, 04/23/24(B)	2,000,000	1,980,526
3.328%, U.S. SOFR + 1.580%, 04/22/52(B)	1,910,000	1,240,073
3.109%, U.S. SOFR + 2.440%, 04/22/51(B)	290,000	181,027

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
0.768%, U.S. SOFR + 0.490%, 08/09/25(B)	$1,000,000	$912,359
0.563%, U.S. SOFR + 0.420%, 02/16/25(B)	1,168,000	1,088,676
Kansas City Southern
3.850%, 11/15/23	435,000	426,866
Kreditanstalt fuer Wiederaufbau
1.750%, 09/14/29	1,000,000	848,920
Liberty Mutual Insurance
7.875%, 10/15/26(A)	1,250,000	1,279,739
Liberty Utilities Finance GP 1
2.050%, 09/15/30(A)	1,000,000	735,817
Morgan Stanley MTN
5.000%, 11/24/25	1,750,000	1,721,858
0.864%, U.S. SOFR + 0.745%, 10/21/25(B)	1,000,000	901,737
National Bank of Canada MTN
0.550%, H15T1Y+ 0.400%, 11/15/24(B)	2,000,000	1,895,230
NatWest Group
2.359%, H15T1Y+ 2.150%, 05/22/24(B)	1,000,000	972,815
Nederlandse Waterschapsbank
1.000%, 05/28/30(A)	1,000,000	782,074
Owl Rock Capital
3.750%, 07/22/25	2,075,000	1,895,097
OWS Cre Funding I
8.668%, ICE LIBOR USD 1 MONTH + 4.900%, 09/01/23(A)(B)	1,300,000	1,292,775
Prudential Financial MTN
5.700%, ICE LIBOR USD 3 Month + 2.665%, 09/15/48(B)	2,115,000	1,937,700
1.500%, 03/10/26	1,000,000	885,629
Prudential Insurance of America
8.300%, 07/01/25(A)	800,000	846,400
Reliance Standard Life Global Funding II
2.500%, 10/30/24(A)	1,000,000	940,435
Santander Holdings USA
5.807%, U.S. SOFR + 2.328%, 09/09/26(B)	825,000	798,699
Societe Generale
5.000%, 01/17/24(A)	1,500,000	1,457,714
Synchrony Financial
4.875%, 06/13/25	1,200,000	1,151,608
Toronto-Dominion Bank MTN
3.501%, U.S. SOFR + 0.450%, 09/28/23(B)	2,000,000	1,991,333

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Truist Bank
2.636%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.150%, 09/17/29(B)	$2,000,000	$1,850,960
TTX MTN
3.600%, 01/15/25(A)	700,000	669,961
UBS Group
4.490%, H15T1Y+ 1.600%, 08/05/25(A)(B)	765,000	738,818
USAA Capital
1.500%, 05/01/23(A)	1,000,000	982,731

		97,358,820

INDUSTRIALS — 2.2%
AerCap Ireland Capital DAC
1.650%, 10/29/24	2,500,000	2,268,465
American Airlines Class A Pass Through Trust, Cl A
4.950%, 01/15/23	2,394,036	2,369,601
Delta Air Lines
4.500%, 10/20/25(A)	1,500,000	1,461,343
Lennox International
3.000%, 11/15/23	1,500,000	1,463,441
Nature Conservancy
0.467%, 07/01/23	425,000	411,776
Spirit Airlines Pass Through Trust
3.650%, 02/15/30	979,958	802,617
Weir Group
2.200%, 05/13/26(A)	1,000,000	855,421
Westinghouse Air Brake Technologies
3.200%, 06/15/25	1,075,000	997,446

		10,630,110

INFORMATION TECHNOLOGY — 1.1%
Apple
3.000%, 06/20/27	1,665,000	1,549,092
2.850%, 02/23/23	2,000,000	1,989,794
Dell International
3.375%, 12/15/41(A)	1,370,000	850,247
Intel
4.150%, 08/05/32	1,000,000	892,687

		5,281,820

MATERIALS — 0.6%
Celanese US Holdings
5.900%, 07/05/24	295,000	289,815
Dow Chemical
7.375%, 03/01/23	600,000	604,195

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
MATERIALS — continued
LG Chemical
4.375%, 07/14/25(A)	$570,000	$550,562
3.250%, 10/15/24(A)	700,000	669,291
Vulcan Materials
4.500%, 04/01/25	1,215,000	1,195,834

		3,309,697

REAL ESTATE — 0.2%
ERP Operating
4.150%, 12/01/28	1,000,000	909,758

UTILITIES — 1.7%
Avangrid
3.800%, 06/01/29	2,000,000	1,742,324
3.150%, 12/01/24	1,000,000	950,945
Electricite de France
3.625%, 10/13/25(A)	500,000	471,856
Enel Finance International
6.800%, 10/14/25(A)	2,200,000	2,208,316
Solar Star Funding
3.950%, 06/30/35(A)	736,033	679,877
Southern Power
4.150%, 12/01/25	1,000,000	970,971
0.900%, 01/15/26	1,000,000	865,235

		7,889,524

Total Corporate Obligations
(Cost $165,694,511)		156,645,619

U.S. TREASURY OBLIGATIONS — 26.9%

	Face Amount	Value
U.S. Treasury Bonds
3.000%, 08/15/52	$5,930,000	$4,748,633
2.875%, 05/15/52	11,800,000	9,157,906
2.250%, 02/15/52	9,900,000	6,639,187
U.S. Treasury Notes
4.375%, 10/31/24	4,170,000	4,160,064
4.149%, US Treasury 3 Month Bill Money Market Yield + 0.037%, 07/31/24(B)	10,390,000	10,379,010
4.147%, US Treasury 3 Month Bill Money Market Yield + 0.035%, 10/31/23(B)	6,270,000	6,275,302
4.125%, 10/31/27	650,000	646,395
4.037%, US Treasury 3 Month Bill Money Market Yield + -0.075%, 04/30/24(B)	55,485,000	55,400,371

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
3.250%, 06/30/27	$915,000	$875,255
3.125%, 08/31/27	2,325,000	2,212,383
2.750%, 07/31/27	11,250,000	10,513,037
2.625%, 05/31/27	20,050,000	18,682,527
2.375%, 05/15/27	2,350,000	2,163,193

Total U.S. Treasury Obligations
(Cost $137,486,374)		131,853,263

MORTGAGE-BACKED SECURITIES — 23.8%

	Face Amount	Value
Agency Mortgage-Backed Obligation — 8.4%
FHLMC
5.500%, 11/01/52	$8,170,000	$8,082,635
4.000%, 07/01/52	4,309,915	3,922,111
FNMA
5.000%, 11/01/52	9,480,000	9,161,333
4.000%, 10/01/52	498,728	453,800
4.000%, 07/01/52	968,261	881,327
4.000%, 06/01/52	11,788,553	10,730,160
FREMF Mortgage Trust, Ser 2015-K48, Cl C
3.646%, 08/25/48 (A)(B)	1,500,000	1,402,977
FREMF Mortgage Trust, Ser 2016-K58, Cl C
3.738%, 09/25/49 (A)(B)	1,080,000	975,850
FREMF Mortgage Trust, Ser 2016-K60, Cl C
3.543%, 12/25/49 (A)(B)	1,255,000	1,122,000
FREMF Mortgage Trust, Ser 2017-K62, Cl C
3.880%, 01/25/50 (A)(B)	495,000	442,608
FREMF Mortgage Trust, Ser 2017-K63, Cl C
3.877%, 02/25/50 (A)(B)	1,055,000	954,288
FREMF Mortgage Trust, Ser 2017-K729, Cl B
3.673%, 11/25/49 (A)(B)	1,111,948	1,058,484
FREMF Mortgage Trust, Ser 2018-K75, Cl C
3.977%, 04/25/51 (A)(B)	200,000	175,844
FREMF Mortgage Trust, Ser 2018-K80, Cl C
4.231%, 08/25/50 (A)(B)	270,000	242,710
FREMF Mortgage Trust, Ser 2019-K91, Cl C
4.256%, 04/25/51 (A)(B)	770,000	681,335
FREMF Mortgage Trust, Ser 2019-K93, Cl C
4.119%, 05/25/52 (A)(B)	505,000	443,480

		40,730,942

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Non-Agency Mortgage-Backed Obligation — 15.4%
BBCMS Mortgage Trust, Ser 2018-TALL, Cl A
4.134%, ICE LIBOR USD 1 Month + 0.722%, 03/15/37 (A)(B)	$2,000,000	$1,879,952
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl C
4.512%, ICE LIBOR USD 1 Month + 1.100%, 09/15/36 (A)(B)	1,250,000	1,153,026
BX Trust, Ser 2022-CLS, Cl B
6.300%, 10/13/27 (A)	2,200,000	2,176,794
Century Plaza Towers, Ser 2019-CPT, Cl A
2.865%, 11/13/39 (A)	530,000	420,350
Century Plaza Towers, Ser 2019-CPT, Cl B
2.997%, 11/13/39 (A)(B)	1,000,000	760,570
CFCRE Commercial Mortgage Trust, Ser 2016-C6, Cl AM
3.502%, 11/10/49 (B)	3,005,000	2,683,542
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A3
3.839%, 12/10/54	1,750,000	1,627,451
CHNGE Mortgage Trust, Ser 2022-NQM1, Cl A3
5.820%, 06/25/67 (A)(B)	1,107,297	1,033,577
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl AS
4.026%, 05/10/47	2,365,000	2,259,077
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl C
4.780%, 05/10/47 (B)	3,400,000	3,152,765
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl A4
3.635%, 10/10/47	750,000	718,989
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AS
4.032%, 12/10/49 (B)	1,400,000	1,274,359
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/46	1,500,000	1,443,416
COMM Mortgage Trust, Ser 2015-CR24, Cl B
4.434%, 08/10/48 (B)	2,500,000	2,311,230
COMM Mortgage Trust, Ser 2020-CBM, Cl A2
2.896%, 02/10/37 (A)	600,000	547,390
COMM Mortgage Trust, Ser 2020-CBM, Cl D
3.633%, 02/10/37 (A)(B)	275,000	243,124

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
COMM Mortgage Trust, Ser 2022-HC, Cl A
2.819%, 01/10/39 (A)	$386,000	$332,075
COMM Mortgage Trust, Ser 2022-HC, Cl C
3.376%, 01/10/39 (A)	500,000	420,059
CSMC OA, Ser 2014-USA, Cl A2
3.953%, 09/15/37 (A)	3,000,000	2,696,203
CSMC Trust, Ser 2016-NXSR, Cl AS
4.049%, 12/15/49 (B)	1,455,000	1,308,475
Extended Stay America Trust, Ser 2021-ESH, Cl B
4.793%, ICE LIBOR USD 1 Month + 1.380%, 07/15/38 (A)(B)	439,287	416,736
GS Mortgage Securities Corporation Trust, Ser 2021-IP, Cl A
4.362%, ICE LIBOR USD 1 Month + 0.950%, 10/15/36 (A)(B)	2,000,000	1,857,821
GS Mortgage Securities II, Ser 2012-BWTR, Cl A
2.954%, 11/05/34 (A)	1,750,000	1,623,759
GS Mortgage Securities II, Ser 2013-GC10, Cl B
3.682%, 02/10/46 (A)	2,465,000	2,452,056
GS Mortgage Securities II, Ser GS10, Cl WLSA
4.904%, 03/10/33 (A)(B)	148,000	137,283
GS Mortgage Securities II, Ser GS10, Cl WLSB
4.904%, 03/10/33 (A)(B)	294,000	264,134
GS Mortgage Securities Trust, Ser 2013-GC12, Cl A3
2.860%, 06/10/46	704,851	697,870
GS Mortgage Securities Trust, Ser 2014-GC22, Cl B
4.391%, 06/10/47 (B)	2,300,000	2,172,355
Hudson Yards Mortgage Trust, Ser 2016-10HY, Cl A
2.835%, 08/10/38 (A)	1,500,000	1,328,013
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2013-C10, Cl B
3.674%, 12/15/47 (B)	3,900,000	3,783,000
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl AS
4.043%, 07/15/47	1,170,000	1,122,482

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl D
4.648%, 04/15/47 (A)(B)	$850,000	$771,252
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C26, Cl AS
3.800%, 01/15/48	2,089,000	1,954,380
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl B
3.986%, 10/15/48	3,095,000	2,846,665
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl AS
3.858%, 03/15/50 (B)	2,500,000	2,249,622
Life Mortgage Trust, Ser 2021-BMR, Cl C
4.512%, ICE LIBOR USD 1 Month + 1.100%, 03/15/38 (A)(B)	737,228	691,970
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl A
4.213%, ICE LIBOR USD 1 Month + 0.801%, 04/15/38 (A)(B)	2,500,000	2,395,098
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/54 (A)	1,000,000	796,270
One Market Plaza Trust, Ser 2017-1MKT, Cl A
3.614%, 02/10/32 (A)	2,372,000	2,283,059
One Market Plaza Trust, Ser 2017-1MKT, Cl B
3.845%, 02/10/32 (A)	250,000	237,937
One Market Plaza Trust, Ser 2017-1MKT, Cl C
4.016%, 02/10/32 (A)	500,000	474,205
One Market Plaza Trust, Ser 2017-1MKT, Cl D
4.146%, 02/10/32 (A)	1,000,000	931,871
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/59 (A)(B)	174,271	168,355
STWD Mortgage Trust, Ser 2021-LIH, Cl D
5.717%, ICE LIBOR USD 1 Month + 2.305%, 11/15/36 (A)(B)	450,000	416,520
SUMIT Mortgage Trust, Ser 2022-BVUE, Cl A
2.789%, 02/12/41 (A)	660,000	541,216

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC24, Cl A4
2.942%, 10/15/49	$1,500,000	$1,353,857
Wells Fargo Commercial Mortgage Trust, Ser 2017-C40, Cl A4
3.581%, 10/15/50	1,500,000	1,353,386
Wells Fargo Commercial Mortgage Trust, Ser 2017-RB1, Cl D
3.401%, 03/15/50 (A)	3,000,000	2,142,701
Wells Fargo Commercial Mortgage Trust, Ser 2019-C49, Cl D
3.000%, 03/15/52 (A)	950,000	623,594
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A4
4.153%, 08/15/46 (B)	2,000,000	1,971,253
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl B
4.529%, 08/15/46 (B)	1,000,000	945,819
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/47 (B)	2,093,258	1,991,061
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/47 (B)	2,500,000	2,327,975
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, Cl D
4.586%, 03/15/47 (A)(B)	2,000,000	1,838,116

		75,604,115

Total Mortgage-Backed Securities
(Cost $122,742,568)		116,335,057

ASSET-BACKED SECURITIES — 12.9%

	Face Amount	Value
Automotive — 8.1%
American Credit Acceptance Receivables Trust, Ser 2021-4, Cl D
1.820%, 02/14/28 (A)	$500,000	$452,818
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl D
4.850%, 06/13/28 (A)	3,400,000	3,200,172
American Credit Acceptance Receivables Trust, Ser 2022-3, Cl D
5.830%, 10/13/28 (A)	2,895,000	2,752,686

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Carvana Auto Receivables Trust, Ser 2019-3A, Cl C
2.710%, 10/15/24 (A)	$28,021	$27,993
Carvana Auto Receivables Trust, Ser 2021-N2, Cl C
1.070%, 03/10/28	636,506	601,623
CPS Auto Receivables Trust, Ser 2021-D, Cl D
2.310%, 12/15/27 (A)	1,000,000	895,223
CPS Auto Receivables Trust, Ser 2022-C, Cl D
6.450%, 04/15/30 (A)	500,000	476,723
Drive Auto Receivables Trust, Ser 2021-1, Cl D
1.450%, 01/16/29	1,520,000	1,399,153
Drive Auto Receivables Trust, Ser 2021-2, Cl D
1.390%, 03/15/29	2,845,000	2,572,459
Exeter Automobile Receivables Trust, Ser 2019-2A, Cl E
4.680%, 05/15/26 (A)	2,000,000	1,970,533
Exeter Automobile Receivables Trust, Ser 2020-1A, Cl E
3.740%, 01/15/27 (A)	575,000	553,189
Exeter Automobile Receivables Trust, Ser 2020-3A, Cl E
3.440%, 08/17/26 (A)	3,000,000	2,847,750
Exeter Automobile Receivables Trust, Ser 2022-2A, Cl D
4.560%, 07/17/28	500,000	462,845
Exeter Automobile Receivables Trust, Ser 2022-4A, Cl D
5.980%, 12/15/28	505,000	476,240
Exeter Automobile Receivables Trust, Ser 2022-5A, Cl D
7.400%, 02/15/29	1,100,000	1,071,575
Flagship Credit Auto Trust, Ser 2019-3, Cl E
3.840%, 12/15/26 (A)	1,175,000	1,083,668
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl D
1.680%, 01/15/27 (A)	1,340,000	1,263,083
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl E
3.140%, 01/18/28 (A)	2,000,000	1,822,737
GLS Auto Receivables Issuer Trust, Ser 2022-1A, Cl D
3.970%, 01/18/28 (A)	1,200,000	1,087,449
GLS Auto Receivables Issuer Trust, Ser 2022-2A, Cl D
6.150%, 04/17/28 (A)	1,000,000	967,255

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
GM Financial Automobile Leasing Trust, Ser 2020-2, Cl C
2.560%, 07/22/24	$2,260,000	$2,245,327
Hertz Vehicle Financing III, Ser 2022-1A, Cl A
1.990%, 06/25/26 (A)	1,000,000	906,813
Hertz Vehicle Financing, Ser 2021-1A, Cl B
1.560%, 12/26/25 (A)	1,500,000	1,364,525
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl D
1.480%, 01/15/27	2,000,000	1,902,110
Santander Drive Auto Receivables Trust, Ser 2021-1, Cl D
1.130%, 11/16/26	800,000	757,843
Santander Drive Auto Receivables Trust, Ser 2022-4, Cl C
5.000%, 11/15/29	2,500,000	2,380,299
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl C
4.740%, 10/16/28	2,500,000	2,400,807
Tesla Auto Lease Trust, Ser 2021-A, Cl B
1.020%, 03/20/25 (A)	750,000	711,880
Westlake Automobile Receivables Trust, Ser 2022-2A, Cl D
5.480%, 09/15/27 (A)	1,255,000	1,175,644

		39,830,422

Other Asset-Backed Securities — 4.8%
Blackrock Rainier CLO VI, Ser 2021-6A, Cl A
5.943%, ICE LIBOR USD 3 Month + 1.700%, 04/20/33 (A)(B)	1,500,000	1,424,485
Cajun Global, Ser 2021-1, Cl A2
3.931%, 11/20/51 (A)	1,483,125	1,232,375
CIFC Funding, Ser 2021-4A, Cl C
5.929%, ICE LIBOR USD 3 Month + 1.850%, 07/15/33 (A)(B)	3,170,000	2,883,223
CLI Funding VI, Ser 2020-1A, Cl A
2.080%, 09/18/45 (A)	1,565,500	1,342,850

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Commonbond Student Loan Trust, Ser 2021-AGS, Cl B
1.400%, 03/25/52 (A)	$627,396	$466,086
Golub Capital Partners CLO, Ser 2017-24A, Cl AR
4.432%, ICE LIBOR USD 3 Month + 1.600%, 11/05/29 (A)(B)	1,600,000	1,555,043
GoodLeap Sustainable Home Solutions Trust, Ser 2022-3CS, Cl B
5.500%, 07/20/49 (A)	500,000	423,773
GoodLeap Sustainable Home Solutions Trust, Ser 2022-4CS, Cl B
5.550%, 11/20/54 (A)	500,000	431,212
Guggenheim MM CLO, Ser 2021-3A, Cl A
5.828%, ICE LIBOR USD 3 Month + 1.550%, 01/21/34 (A)(B)	2,000,000	1,880,222
Hardee’s Funding, Ser 2021-1A, Cl A2
2.865%, 06/20/51 (A)	1,357,813	1,051,696
Home Equity Loan Trust, Ser 2006-HSA2, Cl AI3
4.752%, 03/25/36 (B)	40,889	2,358
Jersey Mike’s Funding, Ser 2019-1A, Cl A2
4.433%, 02/15/50 (A)	1,637,625	1,458,005
Maranon Loan Funding, Ser 2021-2RA, Cl A1R
5.769%, ICE LIBOR USD 3 Month + 1.690%, 07/15/33 (A)(B)	1,750,000	1,701,907
ME Funding, Ser 2019-1, Cl A2
6.448%, 07/30/49 (A)	1,483,063	1,433,433
Mosaic Solar Loan Trust, Ser 2022-1A, Cl B
3.160%, 01/20/53 (A)	1,383,246	1,098,787
Octane Receivables Trust, Ser 2021-2A, Cl A
1.210%, 09/20/28 (A)	595,918	567,377
Oportun Issuance Trust, Ser 2022-3, Cl A
7.451%, 01/08/30 (A)	1,900,000	1,899,989
ServiceMaster Funding, Ser 2020-1, Cl A2I
2.841%, 01/30/51 (A)	985,000	786,308
SERVPRO Master Issuer, Ser 2019-1A, Cl A2
3.882%, 10/25/49 (A)	1,746,000	1,524,200

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
SOFI PROFESSIONAL LOAN PROGRAM, Ser 2017-F, Cl A2FX
2.840%, 01/25/41 (A)	$505,684	$486,099
Vivint Solar Financing V, Ser 2018-1A, Cl B
7.370%, 04/30/48 (A)	366,006	337,742

		23,987,170

Total Asset-Backed Securities
(Cost $67,621,128)		63,817,592

MUNICIPAL BONDS — 1.0%

	Face Amount	Value
California — 0.2%
City of Los Angeles Department of Airports Customer Facility Charge Revenue, RB
3.258%, 05/15/30	$1,000,000	$859,965

Florida — 0.2%
Florida Development Finance, RB
7.250%, 07/01/57 (A)(B)	1,000,000	978,668

Hawaii — 0.2%
State of Hawaii Department of Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	1,152,899	1,064,207

Illinois — 0.1%
Chicago Housing Authority, Ser B, RB
3.822%, 01/01/26	500,000	477,180

Montana — 0.0%
County of Gallatin Montana, RB
11.500%, 09/01/27 (A)	250,000	258,235

New York — 0.3%
New York State Energy Research & Development Authority, Ser A, RB
4.621%, 04/01/27	820,000	773,296
4.480%, 04/01/25	500,000	482,052

		1,255,348

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2022

MUNICIPAL BONDS — continued

	Face Amount	Value
South Dakota — 0.0%
South Dakota Housing Development Authority, Ser E, RB
5.460%, 05/01/53	$250,000	$248,855

Total Municipal Bonds
(Cost $5,327,162)		5,142,458

COMMON STOCK — 0.1%

	Shares	Value
DIVERSIFIED — 0.1%
North Atlantic Acquisition*	58,023	$580,230

Total Common Stock
(Cost $579,728)		580,230

U.S. GOVERNMENT AGENCY OBLIGATION — 0.1%

	Face Amount	Value
United States International Development Finance
1.790%, 10/15/29	$321,676	$285,338

Total U.S. Government Agency Obligations
(Cost $300,076)		285,338

Total Investments in Securities — 96.8%
(Cost $499,751,547)		$474,659,557

Percentages are based on Net Assets of $489,686,956.

*	Non-income producing.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2022 was $127,387,826 and represented 26.0% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

H15T1Y — US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y — US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

SOFR — Secured Overnight Financing Rate

SOFRINDX — Secured Overnight Financing Rate Index

USD — U.S. Dollar

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$156,645,619	$—	$156,645,619
U.S. Treasury Obligations	—	131,853,263	—	131,853,263
Mortgage-Backed Securities	—	116,335,057	—	116,335,057
Asset-Backed Securities	—	63,817,592	—	63,817,592
Municipal Bonds	—	5,142,458	—	5,142,458
Common Stock	580,230	—	—	580,230
U.S. Government Agency Obligation	—	285,338	—	285,338

Total Investments in Securities	$580,230	$474,079,327	$—	$474,659,557

Amounts designated as “–” are $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS † (unaudited)

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.6%
	Shares	Value

COMMUNICATION SERVICES — 8.0%
Activision Blizzard	62,015	$4,514,692
Alphabet, Cl A *	534,547	50,520,037
Alphabet, Cl C *	487,825	46,177,514
AT&T	911,121	16,609,736
Charter Communications, Cl A *	9,664	3,552,680
Comcast, Cl A	383,905	12,185,145
DISH Network, Cl A *	21,836	325,575
Electronic Arts	23,027	2,900,481
Fox	12,242	332,982
Fox	26,686	770,425
Interpublic Group of	34,079	1,015,213
Lumen Technologies	83,077	611,447
Match Group *	24,704	1,067,213
Meta Platforms, Cl A *	198,822	18,522,258
Netflix *	38,768	11,315,604
News	33,632	567,372
News	10,437	178,786
Omnicom Group	17,890	1,301,497
Paramount Global, Cl B (A)	43,980	805,713
Take-Two Interactive Software *	13,660	1,618,437
T-Mobile US *	86,034	13,039,313
Verizon Communications	496,795	18,565,229
Walt Disney *	158,928	16,932,189
Warner Bros Discovery *	192,627	2,504,151

		225,933,689

CONSUMER DISCRETIONARY — 10.8%
Advance Auto Parts	5,286	1,003,917
Amazon.com *	788,301	80,753,554
Aptiv *	23,626	2,151,620
AutoZone *	1,699	4,303,363

COMMON STOCK — continued
	Shares	Value

CONSUMER DISCRETIONARY — continued
Bath & Body Works	19,927	$665,163
Best Buy	17,495	1,196,833
Booking Holdings *	3,461	6,470,270
BorgWarner	20,642	774,694
CarMax *	13,861	873,382
Carnival * (A)	86,022	779,359
Chipotle Mexican Grill, Cl A *	2,420	3,625,959
Darden Restaurants	10,686	1,529,594
Dollar General	19,789	5,047,184
Dollar Tree *	22,733	3,603,181
Domino’s Pizza	3,128	1,039,247
DR Horton	27,516	2,115,430
eBay	47,875	1,907,340
Etsy *	11,037	1,036,485
Expedia Group *	13,254	1,238,851
Ford Motor	347,217	4,642,291
Garmin	13,417	1,181,233
General Motors	127,116	4,989,303
Genuine Parts	12,330	2,193,014
Hasbro	11,285	736,346
Hilton Worldwide Holdings	23,911	3,234,202
Home Depot	89,596	26,532,064
Lennar, Cl A	22,250	1,795,575
LKQ	22,720	1,264,141
Lowe’s	55,717	10,862,029
Marriott International, Cl A	24,049	3,850,485
McDonald’s	64,137	17,487,594
Mohawk Industries *	4,597	435,566
NIKE, Cl B	110,161	10,209,722
Norwegian Cruise Line Holdings *	36,771	621,062
NVR *	269	1,139,955
O’Reilly Automotive *	5,558	4,652,991
Pool	3,451	1,049,898
PulteGroup	20,161	806,238
Ralph Lauren, Cl A	3,696	342,582
Ross Stores	30,504	2,918,928
Starbucks	99,986	8,657,788
Tapestry	21,910	694,109
Target	40,424	6,639,642
Tesla *	234,468	53,350,849
TJX	102,098	7,361,266
Tractor Supply	9,677	2,126,714
Ulta Beauty *	4,517	1,894,294
VF	28,770	812,753
Whirlpool	4,752	656,916
Yum! Brands	24,805	2,933,191

		306,188,167

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2022

COMMON STOCK — continued
	Shares	Value

CONSUMER STAPLES — 7.6%
Archer-Daniels-Midland	65,449	$6,347,244
Brown-Forman, Cl B	15,973	1,086,164
Campbell Soup	17,587	930,528
Clorox	10,737	1,568,031
Coca-Cola	461,728	27,634,421
Colgate-Palmolive	72,760	5,372,598
Conagra Brands	41,810	1,534,427
Constellation Brands, Cl A	13,890	3,431,941
Costco Wholesale	54,190	27,176,285
Estee Lauder, Cl A	20,208	4,051,502
General Mills	62,660	5,111,803
Hershey	14,958	3,571,522
Hormel Foods	25,217	1,171,330
J M Smucker	9,289	1,399,481
Kellogg	22,194	1,704,943
Keurig Dr Pepper	74,100	2,878,044
Kimberly-Clark	29,433	3,663,231
Kraft Heinz	69,456	2,671,972
Kroger	56,742	2,683,329
Lamb Weston Holdings	12,536	1,080,854
McCormick	21,861	1,719,149
Molson Coors Beverage, Cl B	16,428	828,464
Mondelez International, Cl A	119,528	7,348,581
Monster Beverage *	33,543	3,143,650
PepsiCo	162,982	29,594,272
Procter & Gamble	261,309	35,190,483
Sysco	44,418	3,844,822
Tyson Foods, Cl A	25,277	1,727,683
Walgreens Boots Alliance	62,537	2,282,601
Walmart	180,403	25,676,759

		216,426,114

ENERGY — 5.7%
APA	28,452	1,293,428
Baker Hughes, Cl A	88,231	2,440,470
Chevron	179,010	32,382,909
ConocoPhillips	110,979	13,993,342
Coterra Energy	69,339	2,158,523
Devon Energy	57,080	4,415,138
Diamondback Energy	15,496	2,434,577
EOG Resources	51,090	6,974,807
Equities	32,100	1,343,064
Exxon Mobil	404,283	44,798,599
Halliburton	79,113	2,881,295
Hess	24,292	3,427,115
Kinder Morgan	172,814	3,131,390
Marathon Oil	59,041	1,797,799
Marathon Petroleum	43,494	4,941,788

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
Occidental Petroleum	64,987	$4,718,056
ONEOK	38,996	2,313,243
Phillips 66	41,897	4,369,438
Pioneer Natural Resources	20,806	5,334,866
Schlumberger	123,342	6,417,484
Targa Resources	25,000	1,709,250
Valero Energy	34,345	4,312,015
Williams	106,247	3,477,464

		161,066,060

FINANCIALS — 11.7%
Aflac	50,144	3,264,876
Allstate	23,564	2,974,955
American Express	52,288	7,762,154
American International Group	66,326	3,780,582
Ameriprise Financial	9,430	2,915,002
Aon, Cl A	18,388	5,176,038
Arch Capital Group *	30,300	1,742,250
Arthur J Gallagher	18,336	3,430,299
Assurant	4,639	630,255
Bank of America	609,469	21,965,263
Bank of New York Mellon	64,095	2,699,040
Berkshire Hathaway, Cl B *	168,982	49,864,898
BlackRock, Cl A	13,144	8,489,841
Brown & Brown	20,400	1,199,316
Capital One Financial	33,460	3,547,429
Cboe Global Markets	9,246	1,151,127
Charles Schwab	133,149	10,607,981
Chubb	36,409	7,823,930
Cincinnati Financial	13,887	1,434,805
Citigroup	168,881	7,744,883
Citizens Financial Group	43,249	1,768,884
CME Group, Cl A	31,334	5,430,182
Comerica	11,357	800,669
Discover Financial Services	23,814	2,487,610
Everest Re Group	3,436	1,108,660
Eversource Energy	30,169	2,301,291
FactSet Research Systems	3,311	1,408,797
Fifth Third Bancorp	59,826	2,135,190
First Republic Bank	15,929	1,913,073
Franklin Resources	24,760	580,622
Globe Life	7,900	912,608
Goldman Sachs Group	29,758	10,251,928
Hartford Financial Services Group	28,149	2,038,269

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2022

COMMON STOCK — continued
	Shares	Value

FINANCIALS — continued
Huntington Bancshares	125,751	$1,908,900
Intercontinental Exchange	48,672	4,651,583
Invesco	39,686	607,990
JPMorgan Chase	255,652	32,181,474
KeyCorp	81,267	1,452,241
Lincoln National	13,553	730,100
Loews	17,443	994,600
M&T Bank	15,309	2,577,576
MarketAxess Holdings	3,281	800,695
Marsh & McLennan	43,503	7,025,299
MetLife	58,429	4,277,587
Moody’s	13,757	3,643,817
Morgan Stanley	116,715	9,590,471
MSCI, Cl A	7,018	3,290,460
Nasdaq	29,517	1,837,138
Northern Trust	18,136	1,529,772
PNC Financial Services Group	35,753	5,785,908
Principal Financial Group	20,239	1,783,663
Progressive	58,038	7,452,079
Prudential Financial	32,433	3,411,627
Raymond James Financial	16,933	2,000,465
Regions Financial	81,480	1,788,486
S&P Global	29,701	9,541,446
Signature Bank NY	5,486	869,696
State Street	32,076	2,373,624
SVB Financial Group *	5,150	1,189,444
Synchrony Financial	41,961	1,492,133
T Rowe Price Group	19,675	2,088,698
Travelers	20,688	3,816,109
Truist Financial	115,634	5,179,247
US Bancorp	117,838	5,002,223
W R Berkley	17,845	1,327,311
Wells Fargo	330,635	15,205,904
Willis Towers Watson	9,586	2,091,761
Zions Bancorp	13,109	680,881

		331,523,115

HEALTH CARE — 12.8%
ABIOMED *	5,615	1,415,429
Align Technology *	6,333	1,230,502
AmerisourceBergen, Cl A	54,933	8,636,566
Baxter International	81,200	4,413,220
Boston Scientific *	259,345	11,180,363
Cardinal Health	71,779	5,448,026
Cigna	64,259	20,759,513
CVS Health	262,008	24,812,158
DaVita *	4,848	353,952
DENTSPLY SIRONA	18,740	577,567
Dexcom *	39,508	4,771,776

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Edwards Lifesciences *	93,234	$6,752,939
Elevance Health	51,496	28,156,468
Gilead Sciences	379,600	29,783,416
Henry Schein *	34,250	2,344,755
Hologic *	67,951	4,607,078
Humana	29,392	16,403,087
IDEXX Laboratories *	8,867	3,189,283
Incyte *	205,858	15,303,484
Intuitive Surgical *	44,220	10,898,903
IQVIA Holdings *	103,231	21,644,444
Laboratory Corp of America Holdings	21,940	4,867,608
McKesson	50,430	19,635,929
Medtronic	202,090	17,650,541
Mettler-Toledo International *	12,522	15,839,453
Molina Healthcare *	20,112	7,217,392
Quest Diagnostics	27,735	3,984,133
ResMed	20,993	4,695,924
STERIS	20,744	3,579,999
Stryker	54,723	12,544,700
Teleflex	4,089	877,336
Waters *	37,798	11,308,028
West Pharmaceutical Services	44,179	10,165,588
Zimmer Biomet Holdings	41,226	4,672,967
Zoetis, Cl A	148,447	22,382,839

		362,105,366

INDUSTRIALS — 7.2%
3M	65,735	8,268,806
A O Smith	11,156	611,126
Alaska Air Group *	11,023	490,082
Allegion	7,647	801,176
American Airlines Group *	56,676	803,666
AMETEK	23,591	3,058,809
Carrier Global	73,386	2,917,827
Caterpillar	67,067	14,517,323
CH Robinson Worldwide	10,800	1,055,376
Cintas	7,498	3,205,770
Copart *	18,648	2,144,893
CoStar Group *	34,500	2,853,840
CSX	186,682	5,424,979
Cummins	17,370	4,247,139
Deere	37,680	14,914,497
Delta Air Lines *	55,894	1,896,483
Dover	12,514	1,635,455
Eaton	51,379	7,710,446
Emerson Electric	69,683	6,034,548
Equifax	10,670	1,808,992

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2022

COMMON STOCK — continued
	Shares	Value

INDUSTRIALS — continued
Expeditors International of Washington	14,309	$1,400,136
Fastenal	69,729	3,370,002
FedEx	20,840	3,340,235
Fortive	31,050	1,984,095
Fortune Brands Home & Security	11,276	680,168
Generac Holdings *	5,564	644,923
Howmet Aerospace	32,209	1,145,030
IDEX	6,580	1,462,800
Illinois Tool Works	42,120	8,993,884
Ingersoll Rand	35,143	1,774,721
JB Hunt Transport Services	7,240	1,238,547
Johnson Controls International	60,024	3,471,788
Masco	19,691	911,102
Nordson	4,713	1,060,425
Norfolk Southern	20,476	4,669,961
Old Dominion Freight Line	7,990	2,194,054
Otis Worldwide	36,900	2,606,616
PACCAR	66,067	6,397,268
Parker-Hannifin	17,198	4,998,083
Pentair	14,288	613,670
Quanta Services	18,931	2,688,959
Republic Services, Cl A	22,474	2,980,502
Robert Half International	9,519	727,823
Rockwell Automation	10,063	2,569,084
Rollins	20,170	848,754
Snap-on	4,644	1,031,200
Southwest Airlines *	51,771	1,881,876
Stanley Black & Decker	12,847	1,008,361
Trane Technologies	21,304	3,400,757
TransDigm Group	7,656	4,408,018
Union Pacific	62,114	12,245,154
United Airlines Holdings *	28,438	1,225,109
United Parcel Service, Cl B	70,840	11,884,827
United Rentals *	6,101	1,926,147
Verisk Analytics, Cl A	13,683	2,501,663
Waste Management	42,778	6,774,752
Westinghouse Air Brake Technologies	15,885	1,481,753
WW Grainger	11,511	6,726,453
Xylem	15,755	1,613,785

		205,283,718

INFORMATION TECHNOLOGY — 27.4%
Accenture, Cl A	55,144	15,655,382
Adobe *	40,799	12,994,482

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — continued
Advanced Micro Devices *	140,692	$8,449,962
Akamai Technologies *	13,892	1,227,080
Amphenol, Cl A	51,864	3,932,847
Analog Devices	46,379	6,614,573
ANSYS *	7,590	1,678,604
Apple	1,395,147	213,931,841
Applied Materials	75,831	6,695,119
Arista Networks *	21,486	2,596,798
Autodesk *	18,941	4,059,056
Automatic Data Processing	37,412	9,042,480
Broadcom	41,817	19,659,008
Broadridge Financial Solutions	10,219	1,533,463
Cadence Design Systems *	23,875	3,614,436
CDW	11,790	2,037,430
Ceridian HCM Holding *	13,370	884,960
Cisco Systems	360,950	16,397,959
Cognizant Technology Solutions, Cl A	45,101	2,807,537
DXC Technology *	20,028	575,805
Enphase Energy *	13,748	4,220,636
EPAM Systems *	5,001	1,750,350
F5 *	5,192	741,989
Fidelity National Information Services	53,027	4,400,711
Fiserv *	55,757	5,728,474
FleetCor Technologies *	6,539	1,217,039
Fortinet *	57,015	3,258,977
Gartner *	6,895	2,081,738
Global Payments	24,162	2,760,750
Hewlett Packard Enterprise	113,319	1,617,062
HP	79,323	2,190,901
Intel	357,966	10,176,973
International Business Machines	78,736	10,888,402
Intuit	24,591	10,512,653
Jack Henry & Associates	6,352	1,264,429
Juniper Networks	28,099	859,829
Keysight Technologies *	15,687	2,731,891
KLA	12,362	3,911,955
Lam Research	11,941	4,833,478
Mastercard, Cl A	76,707	25,173,703
Microchip Technology	48,128	2,971,423
Micron Technology	96,146	5,201,499
Microsoft	711,656	165,196,707
Monolithic Power Systems	3,875	1,315,369
Motorola Solutions	14,548	3,632,781
NetApp	19,115	1,324,096

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2022

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — continued
NortonLifeLock	51,648	$1,163,630
NVIDIA	219,385	29,610,394
NXP Semiconductors	22,892	3,344,064
ON Semiconductor *	39,200	2,408,056
Oracle	132,426	10,338,498
Paychex	27,924	3,303,689
Paycom Software *	4,237	1,466,002
PayPal Holdings *	100,799	8,424,780
PTC *	9,216	1,085,921
Qorvo *	9,043	778,422
QUALCOMM	108,929	12,816,586
Roper Technologies	9,242	3,831,179
Salesforce *	86,741	14,103,219
Seagate Technology Holdings	17,013	844,866
ServiceNow *	17,610	7,409,231
Skyworks Solutions	13,987	1,203,022
SolarEdge Technologies *	4,850	1,115,646
Synopsys *	13,335	3,901,154
TE Connectivity	27,883	3,408,139
Teledyne Technologies *	4,086	1,626,146
Teradyne	13,672	1,112,217
Texas Instruments	89,448	14,368,032
Trimble *	21,600	1,299,456
Tyler Technologies *	3,625	1,172,071
VeriSign *	8,137	1,631,143
Visa, Cl A	147,581	30,572,880
Western Digital *	27,347	939,916
Zebra Technologies, Cl A *	4,515	1,278,738

		778,909,734

MATERIALS — 2.9%
Air Products and Chemicals	22,101	5,534,090
Albemarle	10,211	2,857,753
Amcor	131,035	1,517,385
Avery Dennison	7,084	1,201,092
Ball	27,368	1,351,706
Celanese, Cl A	8,690	835,283
CF Industries Holdings	51,204	5,440,937
Corteva	115,539	7,549,318
Dow	62,628	2,927,233
DuPont de Nemours	43,665	2,497,638
Eastman Chemical	10,737	824,709
Ecolab	21,615	3,395,068
FMC	10,981	1,305,641
Freeport-McMoRan	124,651	3,950,190
International Flavors & Fragrances	22,225	2,169,382
International Paper	31,530	1,059,723

COMMON STOCK — continued
	Shares	Value

MATERIALS — continued
Linde	51,635	$15,353,667
LyondellBasell Industries, Cl A	22,162	1,694,285
Martin Marietta Materials	5,438	1,827,059
Mosaic	53,066	2,852,298
Newmont	69,215	2,929,179
Nucor	24,025	3,156,405
Packaging Corp of America	8,172	982,356
PPG Industries	20,486	2,339,092
Sealed Air	12,678	603,726
Sherwin-Williams	20,561	4,626,842
Vulcan Materials	11,586	1,896,628
Westrock	22,141	754,122

		83,432,807

REAL ESTATE — 2.5%
Alexandria Real Estate Equities ‡	12,944	1,880,763
American Tower ‡	43,083	8,926,367
AvalonBay Communities ‡	12,190	2,134,713
Boston Properties ‡	12,472	906,714
Camden Property Trust ‡	9,287	1,073,113
CBRE Group, Cl A *	27,968	1,984,050
Crown Castle International	37,751	5,030,698
Digital Realty Trust ‡	25,055	2,511,764
Equinix	7,940	4,497,534
Equity Residential ‡	29,482	1,857,956
Essex Property Trust ‡	5,677	1,261,656
Extra Space Storage ‡	11,674	2,071,435
Federal Realty Investment Trust ‡	6,308	624,366
Host Hotels & Resorts ‡	62,291	1,176,054
Invitation Homes ‡	50,500	1,600,345
Iron Mountain ‡	25,360	1,269,775
Kimco Realty ‡	53,955	1,153,558
Mid-America Apartment Communities ‡	10,064	1,584,577
Prologis ‡	87,352	9,674,234
Public Storage ‡	16,394	5,078,041
Realty Income ‡	53,830	3,351,994
Regency Centers ‡	13,387	810,047
SBA Communications, Cl A	9,404	2,538,140
Simon Property Group ‡	28,569	3,113,450
UDR ‡	26,583	1,056,940
Vornado Realty Trust ‡	14,005	330,378
Welltower ‡	40,412	2,466,748
Weyerhaeuser ‡	64,569	1,997,119

		71,962,529

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2022

COMMON STOCK — continued
	Shares	Value

UTILITIES — 3.0%
American Water Works	15,848	$2,303,348
Atmos Energy	12,195	1,299,377
CenterPoint Energy	54,886	1,570,288
CMS Energy	25,337	1,445,476
Consolidated Edison	57,385	5,047,585
Constellation Energy	28,504	2,694,800
Dominion Energy	106,327	7,439,700
Edison International	33,287	1,998,551
Entergy	17,733	1,899,914
Exelon	149,713	5,777,425
FirstEnergy	47,357	1,785,832
NextEra Energy	272,928	21,151,920
NRG Energy	20,478	909,223
PG&E *	139,900	2,088,707
Pinnacle West Capital	9,904	665,648
Public Service Enterprise Group	43,446	2,436,017
Sempra Energy	50,304	7,592,886
Southern	254,543	16,667,476

		84,774,173

Total Common Stock (Cost $1,981,923,683)		2,827,605,472

SHORT-TERM INVESTMENT — 0.1%
	Face Amount	Value
State Street Institutional US Government Money Market Fund, Premier Class, 3.006% (B)	$1,620,447	$1,620,447

Total Short-Term Investments (Cost $1,620,447)		1,620,447

Total Investments in Securities — 99.7%
(Cost $1,983,544,130)		$2,829,225,919

Percentages based on Net Assets of $2,837,203,177.

A list of the open futures contracts held by the Fund at October 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Long Contracts S&P 500 Index E-MINI	43	Dec-2022	$8,409,188	$8,348,450	$85,218

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	This security or a partial position of this security is on loan at October 31, 2022. The total market value of securities on loan at October 31, 2022 was $1,588,164.
(B)	This security was purchased with cash collateral received from securities lending. The total was of such securities as of October 31, 2022, was $1,620,447.

Cl — Class

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurement and disclosure under U.S. generally accepted accounting principles.

The following is a list of the inputs used as of October 31, 2022 in valuing the Fund’s other financial instruments carried at value:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$85,218	$–	$–	$85,218

Total Other Financial Instruments	$85,218	$–	$–	$85,218

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS † (unaudited)

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.2%

	Shares	Value

COMMUNICATION SERVICES — 2.2%
AMC Networks, Cl A *	14,853	$334,341
ATN International	6,003	258,849
Cars.com *	34,079	473,017
Cinemark Holdings *	56,142	595,667
Cogent Communications Holdings	22,224	1,166,982
Consolidated Communications Holdings *	41,503	214,571
EW Scripps, Cl A *	29,834	423,344
Gannett *	75,773	109,871
Gogo *	36,396	517,551
Marcus	13,436	202,077
QuinStreet *	27,348	312,041
Scholastic	15,566	593,687
Shenandoah Telecommunications	26,537	601,328
Shutterstock	12,473	624,024
TechTarget *	14,038	906,153
Telephone and Data Systems	52,072	885,224
Thryv Holdings *	16,351	334,542
Yelp, Cl A *	36,309	1,394,629

		9,947,898

CONSUMER DISCRETIONARY — 12.3%
Aaron’s	15,715	163,750
Abercrombie & Fitch, Cl A *	25,876	454,900
Academy Sports & Outdoors	43,302	1,906,587
Adtalem Global Education *	23,694	988,040
American Axle & Manufacturing Holdings *	59,838	579,830
American Eagle Outfitters	79,849	907,085
America’s Car-Mart *	3,003	205,285
Asbury Automotive Group *	11,219	1,769,797

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY — continued
Bed Bath & Beyond * (A)	36,926	$168,752
Big Lots	14,578	275,087
BJ’s Restaurants *	12,853	422,221
Bloomin’ Brands	47,404	1,138,170
Boot Barn Holdings *	15,170	861,656
Brinker International *	23,640	789,340
Buckle	15,111	594,316
Caleres	19,217	525,201
Cato, Cl A	8,192	97,567
Cavco Industries *	4,498	1,019,562
Century Communities	15,588	693,822
Cheesecake Factory	25,692	920,030
Chico’s FAS *	66,755	392,519
Children’s Place *	6,954	281,498
Chuy’s Holdings *	10,716	313,979
Conn’s *	6,660	54,679
Dave & Buster’s Entertainment *	22,995	916,351
Designer Brands, Cl A	29,589	450,640
Dine Brands Global	8,519	614,135
Dorman Products *	14,364	1,172,390
El Pollo Loco Holdings	10,775	108,181
Ethan Allen Interiors	13,567	347,179
Frontdoor *	42,436	936,138
Genesco *	6,896	324,388
Gentherm *	16,910	987,882
G-III Apparel Group *	24,157	471,061
Green Brick Partners *	16,321	377,505
Group 1 Automotive	8,000	1,384,000
Guess? (A)	17,144	291,105
Haverty Furniture	6,764	179,787
Hibbett	6,648	414,968
Installed Building Products	12,789	1,099,854
iRobot *	14,445	816,142
Jack in the Box	11,263	993,734
Kontoor Brands	26,473	945,086
La-Z-Boy, Cl Z	23,466	581,253
LCI Industries	12,975	1,376,777
Leslie’s * (A)	76,400	1,072,656
LGI Homes *	10,997	1,012,274
Liquidity Services *	14,381	247,066
LL Flooring Holdings *	14,687	122,196
M *	14,787	613,513
MarineMax *	10,873	351,307
MDC Holdings	29,818	908,256
Meritage Homes *	19,265	1,467,222
Mister Car Wash * (A)	42,373	374,154
Monro	16,327	779,614
Motorcar Parts of America *	9,828	186,732
Movado Group	9,450	312,511
National Vision Holdings *	39,972	1,480,563

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY — continued
ODP *	21,968	$869,274
Oxford Industries	8,453	859,924
Patrick Industries	10,996	502,627
Perdoceo Education *	36,639	418,784
PetMed Express	10,722	228,593
Rent-A-Center, Cl A	27,317	569,559
Ruth’s Hospitality Group	17,829	370,487
Sally Beauty Holdings *	55,005	699,113
Shake Shack, Cl A *	19,556	1,086,727
Shoe Carnival	8,598	206,180
Signet Jewelers	23,792	1,552,190
Six Flags Entertainment *	39,227	874,762
Sleep Number *	11,429	317,040
Sonic Automotive, Cl A	9,352	437,206
Sonos *	67,224	1,083,651
Standard Motor Products	9,405	356,732
Steven Madden	39,510	1,180,164
Strategic Education	11,576	798,744
Stride *	21,370	716,109
Tri Pointe Homes *	53,411	894,634
Tupperware Brands *	24,639	190,459
Unifi *	7,814	71,264
Universal Electronics *	6,984	142,543
Urban Outfitters *	30,566	729,305
Winnebago Industries	16,148	963,874
Wolverine World Wide	42,712	731,657
WW International *	32,800	148,256
XPEL *	10,194	705,323
Zumiez *	7,861	176,322

		57,121,796

CONSUMER STAPLES — 4.9%
Andersons	17,232	607,773
B&G Foods	37,637	616,494
Calavo Growers	9,960	344,516
Cal-Maine Foods	20,162	1,139,355
Central Garden & Pet *	5,493	226,696
Central Garden & Pet, Cl A *	21,732	850,590
Chefs’ Warehouse *	18,566	680,073
Edgewell Personal Care	27,325	1,070,867
elf Beauty *	27,217	1,177,407
Fresh Del Monte Produce	16,206	422,652
Hain Celestial Group *	46,543	870,820
Hostess Brands, Cl A *	71,576	1,895,332
Inter Parfums	9,772	790,359
J & J Snack Foods	7,892	1,164,938
John B Sanfilippo & Son	4,970	414,548
Medifast	5,910	691,411
MGP Ingredients	8,638	967,888
National Beverage	12,872	610,390
PriceSmart	13,143	840,758

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES — continued
Seneca Foods, Cl A *	3,361	$212,113
Simply Good Foods *	44,508	1,704,656
SpartanNash	19,705	703,666
Tootsie Roll Industries	10,152	410,039
TreeHouse Foods *	26,387	1,325,683
United Natural Foods *	30,446	1,291,215
USANA Health Sciences *	6,098	320,206
WD-40	7,080	1,133,933

		22,484,378

ENERGY — 5.2%
Archrock	68,044	511,011
Bristow Group *	11,847	354,699
Callon Petroleum *	25,975	1,141,861
Civitas Resources	26,451	1,849,189
CONSOL Energy	16,934	1,067,181
Core Laboratories	23,694	461,085
DMC Global *	9,367	202,702
Dorian LPG	16,011	289,319
Dril-Quip *	17,357	431,842
Green Plains *	29,436	850,406
Helix Energy Solutions Group *	72,017	504,119
Helmerich & Payne	53,617	2,654,578
Laredo Petroleum *	8,728	564,265
Nabors Industries *	4,626	805,063
Oceaneering International *	51,178	715,980
Oil States International *	32,265	208,755
Par Pacific Holdings *	28,699	656,633
Patterson-UTI Energy	111,057	1,960,156
PBF Energy, Cl A	55,144	2,440,122
ProPetro Holding *	44,726	529,556
Ranger Oil, Cl A	10,421	426,219
REX American Resources *	7,978	239,260
RPC	44,164	491,545
SM Energy	62,748	2,822,405
Talos Energy *	33,779	718,817
US Silica Holdings *	39,529	568,822
World Fuel Services	31,389	800,106

		24,265,696

FINANCIALS — 18.5%
Ambac Financial Group *	23,490	330,034
American Equity Investment Life Holding	35,969	1,549,544
Ameris Bancorp	33,036	1,701,684
AMERISAFE	9,803	572,593
Apollo Commercial Real Estate Finance ‡	65,672	739,467
ARMOUR Residential REIT ‡ (A)	57,884	307,943

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Assured Guaranty	31,368	$1,856,672
Axos Financial *	26,958	1,050,284
B Riley Financial	8,626	350,906
Banc of California	28,355	472,961
BancFirst	9,167	878,382
Bancorp *	29,039	800,896
BankUnited	39,484	1,419,450
Banner	17,325	1,295,044
Berkshire Hills Bancorp	23,229	679,448
Blucora *	25,639	564,827
Brightsphere Investment Group	16,819	316,534
Brookline Bancorp	38,973	535,879
Capitol Federal Financial	65,560	536,281
Central Pacific Financial	13,827	283,730
City Holding	7,535	759,905
Columbia Banking System	39,852	1,333,846
Community Bank System	27,226	1,699,719
Customers Bancorp *	15,503	522,296
CVB Financial	66,585	1,912,321
Dime Community Bancshares	16,432	567,397
Donnelley Financial Solutions *	13,923	562,907
Eagle Bancorp	16,269	736,660
Ellington Financial ‡	28,982	387,779
Employers Holdings	13,875	605,089
Encore Capital Group *	12,561	639,606
Enova International *	16,793	629,570
EZCORP, Cl A *	27,903	269,543
FB Financial	17,833	748,273
First Bancorp	18,101	806,762
First BanCorp	95,253	1,504,045
First Commonwealth Financial	47,384	679,487
First Financial Bancorp	48,073	1,253,263
First Hawaiian	64,705	1,655,154
Flagstar Bancorp	27,022	1,045,751
Franklin BSP Realty Trust ‡	42,584	600,009
Genworth Financial, Cl A *	256,959	1,199,998
Granite Point Mortgage Trust ‡	26,434	207,771
Green Dot, Cl A *	24,311	462,638
Hanmi Financial	15,393	412,225
HCI Group	3,850	141,064
Heritage Financial	17,837	600,929
Hilltop Holdings	23,274	673,782
HomeStreet	8,978	233,069
Hope Bancorp	60,566	821,881
Horace Mann Educators	20,734	818,164
Independent Bank	23,258	2,023,679

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Independent Bank Group	17,940	$1,131,835
Invesco Mortgage Capital ‡ (A)	16,638	194,831
James River Group Holdings	18,931	478,386
KKR Real Estate Finance Trust ‡	29,560	514,935
Lakeland Financial	12,846	1,061,722
LendingTree *	5,758	145,274
Mercury General	13,420	389,180
Mr Cooper Group *	36,305	1,433,684
National Bank Holdings, Cl A	15,269	669,088
NBT Bancorp	21,710	1,028,837
New York Mortgage Trust ‡	190,727	513,056
NMI Holdings, Cl A *	42,919	941,214
Northfield Bancorp	21,510	345,020
Northwest Bancshares	64,288	968,177
OFG Bancorp	24,132	672,800
Pacific Premier Bancorp	48,117	1,751,940
Palomar Holdings *	13,062	1,161,995
Park National	7,330	1,081,175
Pathward Financial	14,762	620,447
PennyMac Mortgage Investment Trust ‡	45,982	637,770
Piper Sandler	7,064	903,980
PRA Group *	19,771	662,328
Preferred Bank	6,926	532,402
ProAssurance	27,375	607,999
PROG Holdings *	26,263	433,865
Provident Financial Services	38,043	852,924
Ready Capital ‡	51,720	626,846
Redwood Trust ‡	58,960	420,385
Renasant	28,350	1,144,489
S&T Bancorp	19,868	751,209
Safety Insurance Group	7,480	650,386
Seacoast Banking Corp of Florida	31,117	961,515
ServisFirst Bancshares	24,767	1,865,698
Simmons First National, Cl A	65,019	1,552,003
SiriusPoint *	42,898	275,405
Southside Bancshares	15,484	530,172
Stellar Bancorp	18,560	609,508
Stewart Information Services	13,757	535,973
StoneX Group *	9,046	844,173
Tompkins Financial	6,408	530,839
Triumph Bancorp *	11,928	614,292
Trupanion *	18,253	921,229
TrustCo Bank NY	9,658	360,437

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Trustmark	31,011	$1,134,072
Two Harbors Investment ‡	174,786	622,238
United Community Banks	53,742	2,069,067
United Fire Group	11,248	304,821
Universal Insurance Holdings	14,566	146,243
Veritex Holdings	27,368	864,281
Virtus Investment Partners	3,515	602,787
Walker & Dunlop	15,595	1,402,926
Westamerica BanCorp	13,645	855,951
WisdomTree Investments	57,859	314,174
World Acceptance *	2,023	164,308
WSFS Financial	32,182	1,498,394

		85,665,826

HEALTH CARE — 10.6%
AdaptHealth, Cl A *	40,393	920,960
Addus HomeCare *	8,705	891,566
Allscripts Healthcare Solutions *	59,234	870,740
AMN Healthcare Services *	22,462	2,818,981
AngioDynamics *	21,408	301,639
Anika Therapeutics *	9,862	280,278
Apollo Medical Holdings *	20,691	733,703
Arcus Biosciences *	28,287	720,753
Artivion *	23,077	257,539
Avanos Medical *	24,796	549,231
Avid Bioservices *	34,778	589,139
Cara Therapeutics *	27,418	257,729
Cardiovascular Systems *	22,523	325,232
Catalyst Pharmaceuticals *	54,670	758,273
Coherus Biosciences *	38,322	333,401
Collegium Pharmaceutical *	21,790	390,913
Computer Programs and Systems *	8,691	280,719
CONMED	16,027	1,277,833
CorVel *	5,082	834,515
Cross Country Healthcare *	20,329	754,003
Cutera *	9,875	453,954
Cytokinetics *	49,118	2,144,492
Dynavax Technologies *	65,250	747,113
Eagle Pharmaceuticals *	7,919	249,211
Embecta	30,436	941,081
Emergent BioSolutions *	25,339	528,572
Enanta Pharmaceuticals *	10,749	484,887
Enhabit *	27,186	337,650
Ensign Group	28,981	2,601,914
Fulgent Genetics *	11,083	439,219
Glaukos *	24,933	1,397,993
Harmony Biosciences Holdings *	16,739	870,428

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
HealthStream *	13,666	$337,550
Heska *	5,547	398,053
Innoviva *	38,685	524,569
Inogen *	12,688	287,510
Integer Holdings *	17,496	1,090,526
Ironwood Pharmaceuticals, Cl A *	77,908	852,314
Joint *	8,812	145,574
LeMaitre Vascular	10,755	466,767
Ligand Pharmaceuticals *	8,692	761,854
Merit Medical Systems *	29,730	2,044,532
Mesa Laboratories	2,719	359,479
ModivCare *	6,752	656,564
Myriad Genetics *	43,764	907,665
Nektar Therapeutics, Cl A *	108,972	409,735
NeoGenomics *	68,301	519,429
NextGen Healthcare *	31,035	621,941
OptimizeRx *	10,496	161,796
OraSure Technologies *	40,901	178,328
Organogenesis Holdings, Cl A *	51,293	168,241
Orthofix Medical *	11,201	179,888
Owens & Minor	40,204	683,468
Pacira BioSciences *	25,164	1,302,489
Pediatrix Medical Group *	44,837	869,838
Pennant Group *	17,179	211,473
Phibro Animal Health, Cl A	15,462	227,137
Prestige Consumer Healthcare *	27,316	1,488,176
RadNet *	26,917	514,653
Select Medical Holdings	54,992	1,412,195
Simulations Plus	8,976	372,504
Supernus Pharmaceuticals *	30,378	1,041,054
Surmodics *	8,094	276,329
US Physical Therapy	7,114	631,723
Vanda Pharmaceuticals *	33,823	354,127
Varex Imaging *	21,873	483,612
Vericel *	26,273	706,218
Vir Biotechnology *	41,148	904,433
Xencor *	33,220	930,160
Zimvie *	13,530	118,658
Zynex (A)	14,974	170,704

		49,114,927

INDUSTRIALS — 16.3%
AAON	22,560	1,454,894
AAR *	18,867	836,185
ABM Industries	34,196	1,522,064
Alamo Group	5,785	879,783
Albany International, Cl A	16,895	1,547,920
Allegiant Travel *	7,972	598,299

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
American Woodmark *	9,533	$432,322
Apogee Enterprises	12,856	589,833
Applied Industrial Technologies	20,563	2,557,626
ArcBest	12,832	1,019,246
Arcosa	25,668	1,647,886
Astec Industries	12,857	561,208
Atlas Air Worldwide Holdings *	13,290	1,344,151
AZZ	14,170	569,634
Barnes Group	27,228	963,054
Boise Cascade	21,930	1,464,266
Brady, Cl A	24,027	1,099,235
CIRCOR International *	12,945	267,573
Comfort Systems USA	19,215	2,368,825
CoreCivic *	61,727	646,282
Deluxe	22,335	410,518
DXP Enterprises *	10,085	288,532
Encore Wire	10,422	1,433,963
Enerpac Tool Group, Cl A	32,789	833,169
EnPro Industries	11,606	1,236,039
ESCO Technologies	14,023	1,208,362
Exponent	26,198	2,495,621
Federal Signal	32,873	1,533,525
Forrester Research *	5,886	249,096
Forward Air	13,937	1,475,510
Franklin Electric	20,928	1,714,840
GEO Group *	65,552	554,570
Gibraltar Industries *	17,316	884,501
GMS *	23,748	1,120,906
Granite Construction	24,229	817,244
Greenbrier	17,955	633,991
Griffon	25,906	832,619
Harsco *	41,315	218,556
Hawaiian Holdings *	27,143	391,673
Healthcare Services Group	38,076	531,541
Heartland Express	23,773	353,742
Heidrick & Struggles International	10,142	285,599
Hillenbrand	37,625	1,662,273
HNI	21,248	615,980
Hub Group, Cl A *	17,511	1,358,854
Insteel Industries	12,215	321,865
Interface, Cl A	32,264	364,906
John Bean Technologies	16,915	1,542,648
KAR Auction Services *	59,624	866,337
Kelly Services, Cl A	17,465	285,378
Korn Ferry	28,183	1,566,693
Lindsay	5,994	1,014,784
Marten Transport	30,372	570,082
Matson	20,147	1,482,416

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Matthews International, Cl A	15,557	$418,172
MillerKnoll	39,895	844,976
Mueller Industries	31,106	1,948,480
MYR Group *	9,182	803,517
NOW *	62,261	792,583
NV5 Global *	6,887	998,271
Park Aerospace	13,534	168,363
PGT Innovations *	33,802	720,321
Pitney Bowes	89,889	279,555
Powell Industries	6,363	156,975
Proto Labs *	14,953	571,055
Quanex Building Products	20,557	455,543
Resideo Technologies *	76,389	1,804,308
Resources Connection	16,872	308,251
SkyWest *	26,210	463,393
SPX Technologies *	24,332	1,602,019
Standex International	6,866	680,077
Sun Country Airlines Holdings *	16,951	275,962
Tennant	10,572	615,819
Titan International *	31,951	477,987
Trinity Industries	44,624	1,273,123
Triumph Group *	37,445	338,877
TrueBlue *	17,255	339,233
UFP Industries	32,616	2,323,238
UniFirst	7,698	1,416,509
Veritiv *	7,717	897,178
Viad *	11,283	420,630
Wabash National	28,954	626,854

		75,547,888

INFORMATION TECHNOLOGY — 12.7%
8x8 *	65,563	277,331
A10 Networks	36,196	608,093
Adeia	54,350	607,633
ADTRAN Holdings	37,267	837,017
Advanced Energy Industries	19,327	1,520,069
Alarm.com Holdings *	25,761	1,515,777
Alpha & Omega Semiconductor *	12,146	397,782
Arlo Technologies *	49,006	252,381
Avid Technology *	18,196	500,208
Axcelis Technologies *	17,229	999,282
Badger Meter	15,043	1,692,037
Benchmark Electronics	17,822	505,967
Cerence *	20,813	357,984
CEVA *	11,847	327,688
Clearfield *	6,256	759,916
Cohu *	24,820	817,074
Comtech Telecommunications	14,563	160,921

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Consensus Cloud Solutions *	9,487	$532,600
Corsair Gaming * (A)	20,858	287,840
CSG Systems International	16,979	1,098,032
CTS	16,774	662,908
Diebold Nixdorf *	44,791	111,530
Digi International *	18,855	760,422
Digital Turbine *	47,305	690,653
Diodes *	23,145	1,658,802
Ebix	13,454	266,255
ePlus *	13,915	677,939
EVERTEC	34,345	1,229,894
Extreme Networks *	68,684	1,232,191
Fabrinet *	18,851	2,156,554
FARO Technologies *	9,611	280,737
FormFactor *	39,495	798,194
Harmonic *	55,546	858,186
Ichor Holdings *	15,050	382,872
Insight Enterprises *	15,748	1,488,343
InterDigital	15,566	776,276
Itron *	23,299	1,139,088
Knowles *	46,380	637,725
Kulicke & Soffa Industries	29,821	1,250,693
LivePerson *	36,774	388,701
LiveRamp Holdings *	34,980	642,233
MaxLinear, Cl A *	37,108	1,145,895
Methode Electronics	18,691	770,630
NETGEAR *	14,898	292,746
NetScout Systems *	34,611	1,243,227
OneSpan *	19,252	211,579
Onto Innovation *	25,416	1,698,805
OSI Systems *	8,087	664,590
Payoneer Global *	227,000	1,759,250
PC Connection	5,863	311,560
PDF Solutions *	15,556	366,810
Perficient *	18,058	1,209,344
Photronics *	32,648	529,551
Plexus *	14,218	1,399,051
Progress Software	22,876	1,167,362
Rambus *	56,608	1,707,297
Rogers *	9,666	2,274,700
Sanmina *	29,773	1,668,777
ScanSource *	13,207	409,153
SMART Global Holdings *	26,182	354,242
SPS Commerce *	18,511	2,342,012
TTEC Holdings	10,157	451,682
TTM Technologies *	52,230	799,641
Ultra Clean Holdings *	23,578	733,512
Unisys *	36,627	311,329
Veeco Instruments *	26,320	479,814
Viavi Solutions *	116,415	1,757,867

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Xperi *	21,740	$303,708

		58,509,962

MATERIALS — 5.7%
AdvanSix	14,628	532,167
American Vanguard	15,297	355,961
Arconic *	52,489	1,089,672
ATI *	67,060	1,995,705
Balchem	16,276	2,275,385
Carpenter Technology	24,968	933,803
Century Aluminum *	28,090	202,529
Clearwater Paper *	8,520	378,970
Compass Minerals International	17,373	686,928
FutureFuel	12,884	88,126
Hawkins	9,756	439,313
Haynes International	6,458	315,861
HB Fuller	26,938	1,877,848
Innospec	12,615	1,261,374
Kaiser Aluminum	8,154	658,762
Koppers Holdings	10,552	263,378
Livent *	91,860	2,900,020
Materion	10,432	894,127
Mativ Holdings	27,743	658,619
Mercer International	21,742	291,778
Minerals Technologies	16,518	908,655
Myers Industries	19,191	389,385
O-I Glass, Cl I *	79,691	1,299,760
Olympic Steel	5,323	144,839
Quaker Chemical	6,905	1,123,029
Rayonier Advanced Materials *	34,435	156,679
Stepan	10,737	1,121,372
SunCoke Energy	43,365	314,830
Sylvamo	17,602	847,888
TimkenSteel *	22,241	387,883
Tredegar	13,172	143,443
Trinseo	17,812	335,222
Warrior Met Coal	26,926	1,000,032

		26,273,343

REAL ESTATE — 7.6%
Acadia Realty Trust ‡	49,604	692,968
Agree Realty ‡	40,739	2,798,769
Alexander & Baldwin ‡	37,733	735,039
American Assets Trust ‡	26,938	740,256
Anywhere Real Estate *	58,126	431,876
Armada Hoffler Properties ‡	35,198	411,465
Brandywine Realty Trust ‡	87,079	571,238
CareTrust REIT ‡	51,216	956,715

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

REAL ESTATE — continued
Centerspace ‡	7,844	$543,589
Chatham Lodging Trust *‡	26,452	343,082
DiamondRock Hospitality ‡	110,965	1,036,413
Douglas Elliman	41,018	189,503
Easterly Government Properties, Cl A ‡	46,051	800,827
Elme Communities ‡	44,801	855,251
Essential Properties Realty Trust ‡	72,387	1,557,768
Four Corners Property Trust ‡	42,172	1,080,447
Franklin Street Properties ‡ (A)	46,394	133,615
Getty Realty ‡	22,041	694,071
Global Net Lease ‡	52,647	644,926
Hersha Hospitality Trust, Cl A ‡	19,239	176,037
Hudson Pacific Properties ‡	65,376	721,751
Industrial Logistics Properties Trust ‡	33,437	156,485
Innovative Industrial Properties, Cl A ‡	14,440	1,560,964
iStar ‡	44,679	468,236
LTC Properties ‡	22,134	855,922
LXP Industrial Trust ‡	141,823	1,372,847
Marcus & Millichap	13,742	506,255
NexPoint Residential Trust ‡	12,245	558,372
Office Properties Income Trust ‡	24,467	374,345
Orion Office REIT ‡	28,601	267,991
Outfront Media ‡	76,458	1,380,067
RE, Cl A	9,478	184,442
Retail Opportunity Investments ‡	64,977	940,867
RPT Realty ‡	45,339	421,653
Safehold ‡	9,238	270,211
Saul Centers ‡	7,427	304,136
Service Properties Trust ‡	86,900	704,759
SITE Centers ‡	97,108	1,202,197
St. Joe	18,592	660,574
Summit Hotel Properties ‡	57,779	499,211
Sunstone Hotel Investors ‡	110,307	1,229,923
Tanger Factory Outlet Centers ‡	55,846	1,005,786
Uniti Group ‡	123,552	958,763
Urban Edge Properties ‡	61,996	875,384
Urstadt Biddle Properties, Cl A ‡	16,405	307,430
Veris Residential *‡	40,474	640,703
Whitestone REIT, Cl B ‡	25,561	240,529

COMMON STOCK — continued

	Shares	Value

REAL ESTATE — continued
Xenia Hotels & Resorts ‡	60,100	$1,026,508

		35,090,166

UTILITIES — 2.2%
American States Water	18,813	1,701,824
Avista	36,978	1,517,207
California Water Service Group	27,678	1,717,697
Chesapeake Utilities	9,067	1,127,754
Middlesex Water	9,146	818,293
Northwest Natural Holding	17,647	848,644
South Jersey Industries	63,700	2,208,479
Unitil	8,517	448,931

		10,388,829

Total Common Stock (Cost $412,775,603)		454,410,709

RIGHTS — 0.0%

	Number Of Rights	Value
Progenics Pharmaceuticals * (B) (C)	61,398	$—
Toriba Therapeutics * (C)	2,044	—

Total Rights (Cost $123)		—

SHORT-TERM INVESTMENT — 0.7%

	Face Amount	Value
State Street Institutional US Government Money Market Fund, Premier Class, 3.006% (D)	$3,468,565	$3,468,565

Total Short-Term Investments (Cost $3,468,565)		3,468,565

Total Investments in Securities — 98.9%
(Cost $416,244,291)		$457,879,274

Percentages are based on Net Assets of $462,990,408.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2022

A list of the open futures contracts held by the Fund at October 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Long Contracts
Russell 2000 Index E-MINI	93	Dec-2022	$8,609,940	$8,616,450	$ 160,780

*	Non-income producing security.
‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at October 31, 2022. The total market value of securities on loan at October 31, 2022 was $3,380,973.
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Expiration date not available.
(D)	This security was purchased with cash collateral received from securities lending. The total was of such securities as of October 31, 2022, was $3,468,565.

Cl — Class

The following is a list of the inputs used as of October 31, 2022, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock	$454,410,709	$—	$—		$454,410,709
Short-Term Investment	3,468,565	—	—		3,468,565
Rights	—	—	—	#	—

Total Investments in Securities	$457,879,274	$—	$—		$457,879,274

Other Financial Instruments	Level 1	Level 2	Level 3		Total
Futures Contracts*
Unrealized Appreciation	$160,780	$—	$—		$160,780

Total Other Financial Instruments	$160,780	$—	$—		$160,780

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

# Security or securities with a market value of $0.

Amounts designated as “–” are $0 or have been round to $0.

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS † (unaudited)

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.5%

	Shares	Value

COMMUNICATION SERVICES — 8.3%
Alphabet, Cl A *	16,500	$1,559,415
Alphabet, Cl C *	233,056	22,061,081
Charter Communications, Cl A *	10,500	3,860,010
Comcast, Cl A	160,000	5,078,400
DISH Network, Cl A *	74,500	1,110,795
Electronic Arts	10,545	1,328,248
Fox	55,033	1,496,898
Fox	63,000	1,818,810
Match Group *	10,722	463,190
Meta Platforms, Cl A *	19,700	1,835,252
News	29,775	502,304
T-Mobile US *	25,000	3,789,000
Walt Disney *	56,994	6,072,141
ZoomInfo Technologies, Cl A *	90,218	4,017,408

		54,992,952

CONSUMER DISCRETIONARY — 8.1%
Airbnb, Cl A *	35,396	3,784,186
Amazon.com *	169,580	17,371,775
Booking Holdings *	1,400	2,617,272
Etsy *	21,455	2,014,839
Gap	88,000	991,760
Hilton Worldwide Holdings	33,889	4,583,826
Honda Motor ADR	96,000	2,190,720
Lululemon Athletica *	11,031	3,629,640
NIKE, Cl B	73,408	6,803,454
Qurate Retail	128,500	300,690
Starbucks	29,648	2,567,220
Tesla *	10,045	2,285,639
TJX	51,429	3,708,031
Wingstop	6,850	1,084,972

		53,934,024

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES — 2.8%
Anheuser-Busch InBev ADR	49,000	$2,454,900
Constellation Brands, Cl A	23,865	5,896,564
Freshpet *	16,099	949,036
Molson Coors Beverage, Cl B	55,500	2,798,865
PepsiCo	32,696	5,936,940

		18,036,305

ENERGY — 4.6%
Cheniere Energy	4,521	797,550
ConocoPhillips	44,000	5,547,960
Occidental Petroleum	142,000	10,309,200
Schlumberger	171,375	8,916,641
Williams	151,600	4,961,868

		30,533,219

FINANCIALS — 17.1%
Aegon	240,169	1,107,179
American Express	44,204	6,562,084
Ares Management, Cl A	17,380	1,317,925
Bank of America	76,000	2,739,040
Bank of New York Mellon	105,000	4,421,550
Berkshire Hathaway, Cl B *	26,200	7,731,358
Brighthouse Financial *	18,208	1,039,131
Capital One Financial	65,000	6,891,300
Charles Schwab	254,653	20,288,204
First Republic Bank	56,134	6,741,693
Goldman Sachs Group	14,000	4,823,140
Hamilton Lane, Cl A	19,361	1,158,175
Lincoln National	9,000	484,830
Markel *	7,916	9,547,488
Marsh & McLennan	4,346	701,836
MetLife	102,500	7,504,025
Moody’s	26,784	7,094,278
S&P Global	9,331	2,997,707
State Street	44,000	3,256,000
Truist Financial	36,000	1,612,440
UBS Group	87,500	1,387,750
US Bancorp	81,980	3,480,051
Wells Fargo	226,500	10,416,735

		113,303,919

HEALTH CARE — 10.2%
Align Technology *	2,481	482,059
Alnylam Pharmaceuticals *	18,000	3,730,680
BioMarin Pharmaceutical *	37,000	3,205,310
Boston Scientific *	91,036	3,924,562
Cigna	34,000	10,984,040
CVS Health	45,000	4,261,500

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Elanco Animal Health *	100,000	$1,319,000
Elevance Health	19,456	10,637,957
Gilead Sciences	65,000	5,099,900
ICON *	7,619	1,507,343
IDEXX Laboratories *	2,576	926,536
Incyte *	41,000	3,047,940
Medtronic	94,539	8,257,036
Mettler-Toledo International *	5,213	6,594,080
Omnicell *	11,697	904,412
Seagen *	7,901	1,004,691
Zimmer Biomet Holdings	14,000	1,586,900

		67,473,946

INDUSTRIALS — 8.1%
AMETEK	43,154	5,595,348
Carrier Global	70,500	2,803,080
Equifax	16,018	2,715,692
FedEx	34,000	5,449,520
Fortive	82,473	5,270,025
GXO Logistics *	128,480	4,694,659
Hexcel	19,888	1,107,761
Johnson Controls International	124,000	7,172,160
Mercury Systems *	28,607	1,384,579
Otis Worldwide	20,000	1,412,800
TransDigm Group	16,275	9,370,494
TransUnion	76,443	4,530,776
Uber Technologies *	88,000	2,338,160

		53,845,054

INFORMATION TECHNOLOGY — 32.4%
Adobe *	23,989	7,640,497
Advanced Micro Devices *	17,266	1,036,996
Amphenol, Cl A	75,633	5,735,250
Apple	186,005	28,522,007
ASML Holding, Cl G	4,296	2,029,517
Autodesk *	13,691	2,933,981
Block, Cl A *	32,808	1,970,777
CDW	9,133	1,578,274
Ceridian HCM Holding *	66,054	4,372,114
Cisco Systems	88,000	3,997,840
Cognizant Technology Solutions, Cl A	47,000	2,925,750
Coherent *	23,035	774,206
Dell Technologies, Cl C	48,000	1,843,200
Fidelity National Information Services	59,225	4,915,083
Fiserv *	67,300	6,914,402
FleetCor Technologies *	23,765	4,423,142

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Gartner *	7,286	$2,199,789
Global Payments	43,081	4,922,435
Hewlett Packard Enterprise	155,000	2,211,850
HP	115,000	3,176,300
Intuit	10,432	4,459,680
Juniper Networks	84,000	2,570,400
Mastercard, Cl A	29,516	9,686,561
Micro Focus International ADR	78,792	466,449
Microchip Technology	243,699	15,045,976
Microsoft	154,269	35,810,463
MongoDB, Cl A *	3,070	561,902
NVIDIA	22,111	2,984,322
Okta, Cl A *	14,670	823,280
ON Semiconductor *	9,498	583,462
Palo Alto Networks *	3,165	543,082
PayPal Holdings *	16,300	1,362,354
Roper Technologies	11,518	4,774,672
Salesforce *	58,584	9,525,172
SAP ADR	61,772	5,933,818
ServiceNow *	6,732	2,832,422
Shift4 Payments, Cl A *	20,892	960,405
Synaptics *	5,460	483,756
TE Connectivity	25,000	3,055,750
Varonis Systems, Cl B *	25,453	681,377
Visa, Cl A	52,532	10,882,529
VMware, Cl A	48,501	5,457,799

		213,609,041

MATERIALS — 2.9%
Air Products and Chemicals	43,166	10,808,766
Celanese, Cl A	16,500	1,585,980
Linde	18,376	5,464,103
LyondellBasell Industries, Cl A	24,000	1,834,800

		19,693,649

REAL ESTATE — 2.0%
American Tower ‡	52,084	10,791,284
Equinix ‡	3,804	2,154,738

		12,946,022

Total Common Stock (Cost $686,544,927)		638,368,131

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

OCTOBER 31, 2022

WARRANTS — 0.0%

	Number Of Warrants	Value
Occidental Petroleum, Expires 8/6/2027	7,000	$354,200

Total Warrants (Cost $90,720)		354,200

Total Investments in Securities— 96.5%
(Cost $686,635,647)		$638,722,331

Percentages based on Net Assets of $661,583,684.

*	Non-income producing security.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt
Cl — Class

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurement and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS † (unaudited)

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.0%

	Shares	Value

AUSTRALIA — 1.9%
CSL	88,772	$15,921,559
Rio Tinto	74,269	3,879,551

		19,801,110

BELGIUM — 0.4%
Anheuser-Busch InBev	86,025	4,302,143

BRAZIL — 1.4%
Arezzo Industria e Comercio	45,800	910,283
Banco BTG Pactual	280,700	1,548,671
Banco do Brasil	291,400	2,058,640
Localiza Rent a Car	175,500	2,355,943
Marfrig Global Foods	254,200	517,386
MercadoLibre *	847	763,672
Minerva	209,000	547,270
Petro Rio *	90,700	612,762
Petroleo Brasileiro ADR	108,404	1,389,739
Petroleo Brasileiro ADR, Cl A	137,614	1,583,937
Sao Martinho	81,300	418,024
SLC Agricola	43,960	385,375
Suzano	61,700	626,142
Vale ADR, Cl B	19,105	247,219
Vamos Locacao de Caminhoes Maquinas e Equipamentos	307,500	942,908

		14,907,971

COMMON STOCK — continued

	Shares	Value

CANADA — 5.6%
Alimentation Couche-Tard	195,070	$8,723,485
Canadian National Railway	112,159	13,271,114
Canadian Pacific Railway	215,728	16,069,579
Canadian Pacific Railway	73,500	5,472,424
Dollarama	32,700	1,940,592
Franco-Nevada	26,300	3,245,540
Gildan Activewear	99,900	3,148,492
Northland Power	66,200	1,923,806
Nutrien	44,000	3,713,090
TFI International	15,800	1,436,427

		58,944,549

CHINA — 4.8%
360 DigiTech ADR	76,989	782,208
Alibaba Group Holding ADR *	33,788	2,148,241
Anhui Conch Cement, Cl H	328,641	845,691
Baidu ADR *	3,123	239,128
Bank of China, Cl H	2,706,000	872,141
Beijing New Building Materials, Cl A	174,400	473,838
Bosideng International Holdings	2,436,000	1,052,000
BYD, Cl H	54,500	1,219,851
Chengxin Lithium Group, Cl A	53,500	316,810
China Construction Bank, Cl H	5,856,921	3,111,316
China Everbright Environment Group	983,000	326,838
China Galaxy Securities, Cl H	806,500	302,058
China Petroleum & Chemical, Cl H	3,014,000	1,190,265
China Railway Group, Cl H	1,943,000	844,045
China State Construction Engineering, Cl A	1,075,086	699,676
CITIC	868,000	777,345
COSCO SHIPPING Holdings, Cl H	1,257,200	1,356,521
Daqo New Energy ADR *	21,269	935,623
Dongfeng Motor Group, Cl H	786,000	355,459
FinVolution Group ADR	91,776	398,308
Ganfeng Lithium Group, Cl H (A)	41,440	280,319
Guangzhou Automobile Group, Cl H	456,000	277,672
Guangzhou Tinci Materials Technology, Cl A	28,800	167,703

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

CHINA — continued
Haier Smart Home, Cl H	650,400	$1,627,274
Industrial & Commercial Bank of China, Cl H	2,734,000	1,187,658
Intco Medical Technology, Cl A	209,393	611,660
JD.com ADR	26,540	989,677
Jiangxi Copper, Cl H	475,000	519,182
Kweichow Moutai, Cl A	5,300	980,325
Lenovo Group	934,000	747,214
Li Ning	1,242,372	6,425,639
Meituan, Cl B *	65,700	1,044,524
NARI Technology, Cl A	257,659	861,382
PetroChina, Cl H	4,060,000	1,551,622
PICC Property & Casualty, Cl H	1,616,000	1,490,454
Pinduoduo ADR *	16,560	907,985
Pop Mart International Group (A)	148,600	192,332
Shenzhou International Group Holdings	477,900	3,311,880
Sinopharm Group, Cl H	532,400	1,014,631
Tencent Holdings	214,794	5,625,795
Tongwei, Cl A	183,400	1,093,073
Want Want China Holdings	1,029,000	676,400
Zhejiang Expressway, Cl H	634,000	393,330

		50,225,093

COLOMBIA — 0.0%
Bancolombia ADR	5,059	128,347

DENMARK — 1.0%
Coloplast, Cl B	14,168	1,579,959
DSV	36,719	4,972,205
GN Store Nord	24,425	519,463
Pandora	15,848	835,473
Tryg	66,062	1,429,982
Vestas Wind Systems	62,843	1,238,080

		10,575,162

FINLAND — 0.1%
Nordea Bank Abp	165,072	1,576,261

FRANCE — 11.3%
Air Liquide	90,554	11,840,627
Alstom (A)	479,631	9,888,517
Amundi	1,925	90,905
AXA	328,034	8,105,289
BNP Paribas	69,364	3,256,054
Capgemini	21,554	3,541,597
Carrefour	260,854	4,198,507

COMMON STOCK — continued

	Shares	Value

FRANCE — continued
Danone	221,270	$11,008,937
Dassault Systemes	55,627	1,866,530
Hermes International	3,047	3,946,564
Ipsen	11,460	1,177,952
Kering	30	13,749
L’Oreal	16,549	5,202,895
LVMH Moet Hennessy Louis Vuitton	33,934	21,431,153
Pernod Ricard	72,171	12,675,344
Publicis Groupe	22,321	1,251,735
Remy Cointreau	7,976	1,222,662
Teleperformance	10,915	2,926,733
TotalEnergies	85,137	4,636,386
Valeo	111,042	1,831,695
Vinci	105,044	9,673,944

		119,787,775

GERMANY — 4.4%
Bayerische Motoren Werke	24,794	1,948,644
Carl Zeiss Meditec	18,408	2,229,613
CompuGroup Medical & KgaA	19,138	605,280
Covestro	19,914	677,846
Deutsche Boerse	15,975	2,599,634
Deutsche Telekom	489,364	9,268,892
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	8,238	2,177,172
Nemetschek	18,299	874,628
RWE	194,862	7,509,137
SAP	132,242	12,765,570
Siemens	29,786	3,257,121
Siemens Healthineers	56,705	2,610,541

		46,524,078

GREECE — 0.0%
FF Group *	8,921	4,232

HONG KONG — 2.3%
AIA Group	1,416,535	10,727,977
China Lumena New Materials *(B)	15,350	—
Prudential	1,398,644	13,056,480
Skyworth Group	460,000	168,767
WH Group	998,034	504,748

		24,457,972

INDIA — 2.8%
APL Apollo Tubes	102,688	1,338,470
HDFC Bank ADR	63,979	3,986,532

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

INDIA — continued
ICICI Bank ADR	456,929	$10,070,715
Infosys ADR	369,336	6,917,663
Kotak Mahindra Bank	71,634	1,645,910
MakeMyTrip *	41,591	1,157,478
Tata Motors ADR * (A)	106,812	2,671,368
Wipro ADR	218,173	1,025,413
WNS Holdings ADR *	15,405	1,326,062

		30,139,611

INDONESIA — 1.0%
Astra International	2,995,300	1,277,047
Bank Central Asia	3,382,900	1,908,608
Bank Mandiri Persero	2,400,300	1,623,540
Bank Negara Indonesia Persero	3,152,600	1,899,948
Bank Rakyat Indonesia Persero	12,320,800	3,673,135
Indofood Sukses Makmur	1,056,300	436,810
Perusahaan Gas Negara	1,759,000	222,730

		11,041,818

IRELAND — 1.1%
Bank of Ireland Group	261,094	1,882,744
CRH	35,990	1,297,616
Ryanair Holdings ADR *	117,264	8,078,317

		11,258,677

ISRAEL — 0.2%
Nice ADR *	12,385	2,351,788

ITALY — 4.2%
Amplifon	47,150	1,171,539
Enel	2,778,838	12,411,240
Ferrari	76,287	15,041,912
UniCredit	1,249,645	15,497,826

		44,122,517

JAPAN — 7.4%
Daifuku	22,500	1,032,395
Ebara	48,600	1,584,196
FANUC	85,200	11,252,235
GMO Payment Gateway	10,800	779,655
Harmonic Drive Systems	22,900	765,721
Hoya	42,100	3,930,013
Keyence	33,210	12,583,760
Lasertec	57,500	8,236,115
M3	39,500	1,181,532
Murata Manufacturing	122,000	5,991,859
Nexon	65,800	1,105,410
Nintendo	102,000	4,165,506

COMMON STOCK — continued

	Shares	Value

JAPAN — continued
Nippon Telegraph & Telephone	96,300	$2,652,486
Nomura Research Institute	61,800	1,374,165
Obic	9,600	1,444,828
Renesas Electronics *	186,500	1,564,048
Seven & i Holdings	78,000	2,914,603
Shimadzu	47,900	1,264,894
Shimano	12,300	1,909,527
Shin-Etsu Chemical	22,600	2,362,862
Sumitomo Mitsui Financial Group	179,300	5,033,935
Sundrug	36,000	838,026
Tokyo Electron	11,300	3,002,234
TOPPAN INC	52,900	789,754

		77,759,759

LUXEMBOURG — 0.2%
ArcelorMittal	84,485	1,891,704

MEXICO — 0.8%
Alfa, Cl A	460,300	305,182
Arca Continental	64,900	529,231
Grupo Bimbo, Ser A	98,800	382,328
Grupo Financiero Banorte, Cl O	313,900	2,550,704
Wal-Mart de Mexico	1,143,066	4,407,793

		8,175,238

NETHERLANDS — 6.0%
Adyen *	7,572	10,870,919
Akzo Nobel	156,023	9,628,555
ASM International	33,849	7,520,587
ASML Holding	18,699	8,833,970
ASML Holding, Cl G	22,732	10,739,051
BE Semiconductor Industries	18,372	939,128
ING Groep	896,630	8,821,055
Koninklijke Philips	378,322	4,792,824
Shell	38,648	1,069,712

		63,215,801

NEW ZEALAND — 0.1%
Fisher & Paykel Healthcare	78,823	896,611

NORWAY — 0.3%
Equinor	68,443	2,503,864
Nordic Semiconductor *	50,551	714,249

		3,218,113

POLAND — 0.1%
Dino Polska *	18,997	1,243,016

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

QATAR — 0.1%
Industries Qatar QSC	173,584	$751,677
Ooredoo QPSC	184,749	495,640

		1,247,317

RUSSIA — 0.0%
Gazprom PJSC (B)	597,226	—
LUKOIL PJSC ADR (B)	4,815	—
LUKOIL PJSC ADR (B)	15,962	—
Sberbank of Russia PJSC ADR * (B)	55,964	—

		—

SAUDI ARABIA — 0.6%
Abdullah Al Othaim Markets	6,765	204,523
Arab National Bank	39,572	339,635
Bawan	45,292	453,215
Etihad Etisalat	44,132	429,863
Riyad Bank	62,898	601,771
SABIC Agri-Nutrients	22,404	948,021
Sahara International Petrochemical	59,659	643,816
Saudi Arabian Oil	60,417	561,147
Saudi Electricity	84,711	608,694
Saudi National Bank	66,454	1,050,516
Saudi Telecom	72,296	777,304

		6,618,505

SINGAPORE — 0.4%
DBS Group Holdings	173,500	4,193,131

SOUTH AFRICA — 0.4%
Anglo American	37,407	1,123,438
Sasol	45,367	762,901
Sibanye Stillwater	549,315	1,289,183
Truworths International	299,938	852,932

		4,028,454

SOUTH KOREA — 2.1%
DB Insurance	5,217	206,197
DL E&C	8,174	197,686
GS Holdings	11,607	374,827
Hana Financial Group	44,977	1,302,468
Hyosung TNC	1,666	305,844
Hyundai Marine & Fire Insurance	12,717	297,291
KB Financial Group ADR	41,725	1,399,456
Kia	64,098	2,983,395
LG Innotek	3,234	673,159
LX INTERNATIONAL CORP	22,342	637,581

COMMON STOCK — continued

	Shares	Value

SOUTH KOREA — continued
LX Semicon	5,733	$333,649
Mirae Asset Securities	34,670	154,554
Neowiz *	8,764	222,107
POSCO Holdings ADR	24,482	1,062,029
Samsung Electronics	122,077	5,090,648
Samsung Electronics GDR	4,065	4,201,178
Samsung Securities	7,461	166,300
SIMMTECH	17,171	426,126
SK Hynix	18,741	1,088,056
Woori Financial Group	48,797	402,517
Youngone	10,571	351,018

		21,876,086

SPAIN — 3.9%
Aena SME *	52,505	6,183,072
Amadeus IT Group *	356,810	18,598,879
Bankinter	190,717	1,152,833
CaixaBank	243,015	805,334
Iberdrola (A)	711,904	7,229,577
Industria de Diseno Textil (A)	320,753	7,272,333

		41,242,028

SWEDEN — 1.8%
AAK	63,539	925,734
Atlas Copco, Cl A	796,839	8,511,769
Boliden	32,250	938,568
Electrolux, Cl B	128,943	1,589,960
Nibe Industrier, Cl B	229,839	1,832,398
Swedbank	371,725	5,538,645

		19,337,074

SWITZERLAND — 3.1%
Alcon	240,404	14,639,240
Logitech International	21,648	1,078,344
Sika	48,910	11,035,601
Straumann Holding	12,550	1,196,122
Zurich Insurance Group	10,309	4,401,735

		32,351,042

TAIWAN — 2.5%
Asia Vital Components	133,000	421,010
Evergreen Marine Taiwan	66,400	283,342
Fulgent Sun International Holding	120,000	508,341
Hon Hai Precision Industry	726,000	2,309,411
Lite-On Technology	315,000	625,650
Makalot Industrial	64,000	397,238
MediaTek	69,000	1,263,403
Novatek Microelectronics	69,000	516,068

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

TAIWAN — continued
Primax Electronics	104,000	$174,611
Sino-American Silicon Products	69,000	265,529
Sitronix Technology	68,000	349,259
Taiwan Semiconductor Manufacturing	48,000	580,961
Taiwan Semiconductor Manufacturing ADR	252,646	15,550,361
Unimicron Technology	157,000	606,610
United Microelectronics ADR (A)	172,099	1,020,547
Yang Ming Marine Transport	404,000	754,777
Zhen Ding Technology Holding	125,000	411,203

		26,038,321

THAILAND — 0.5%
AP Thailand	1,583,600	407,758
Kasikornbank	388,200	1,489,154
Kiatnakin Phatra Bank	319,100	612,042
Krung Thai Bank	1,654,200	760,602
PTT Exploration & Production	291,300	1,389,147
Thai Union Group, Cl F	408,800	193,337

		4,852,040

TURKEY — 0.1%
KOC Holding	117,676	351,708
Turk Hava Yollari AO *	127,615	694,913

		1,046,621

UNITED ARAB EMIRATES — 0.3%
Abu Dhabi Commercial Bank PJSC	218,172	561,312
Abu Dhabi Ports PJSC *	384,299	594,279
Aldar Properties PJSC	427,571	502,881
Dubai Islamic Bank PJSC	564,086	893,802
Emaar Properties PJSC	130,951	216,050
Fertiglobe	468,746	649,574

		3,417,898

UNITED KINGDOM — 9.4%
3i Group	250,380	3,345,415
Ashtead Group	33,077	1,732,777
Barclays	5,078,931	8,640,411
Berkeley Group Holdings	48,278	1,929,341
BP	939,804	5,191,618
CNH Industrial	97,071	1,257,292
Compass Group	410,637	8,682,688

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — continued
Dechra Pharmaceuticals	35,893	$1,082,720
Diageo	98,100	4,063,828
Experian	398,219	12,718,433
Halma	47,506	1,156,815
Howden Joinery Group	125,092	740,283
JD Sports Fashion	1,562,940	1,753,415
Lloyds Banking Group	2,840,118	1,374,034
London Stock Exchange Group	22,714	1,978,633
RELX	175,963	4,742,725
RELX	183,015	4,925,428
SSE	71,399	1,279,107
SSP Group *	3,513,670	8,183,932
Tate & Lyle	695,018	5,609,437
Taylor Wimpey	1,184,954	1,279,431
Unilever	282,768	12,939,513
WH Smith *	327,352	4,436,052

		99,043,328

UNITED STATES — 14.4%
Accenture, Cl A	40,841	11,594,760
Aon, Cl A	51,375	14,461,549
Atlassian, Cl A *	40,000	8,109,200
EPAM Systems *	28,635	10,022,250
Ferguson	63,215	6,921,589
Globant *	4,648	876,984
ICON *	74,127	14,665,286
JBS	294,200	1,400,005
Lululemon Athletica *	39,280	12,924,691
Mettler-Toledo International *	6,542	8,275,172
Nestle	193,811	21,117,313
ResMed	56,481	12,634,235
Schneider Electric	87,543	11,097,427
STERIS	55,069	9,503,808
Tenaris	80,692	1,252,501
Waste Connections	56,915	7,507,658

		152,364,428

Total Common Stock (Cost $1,079,914,635)		1,024,205,619

RIGHTS — 0.0%

	Number Of Rights
Localiza Rent a Car, Expires 11/7/2022	538	$2,070
Thai Union Group (C)	11,592	—

Total Rights (Cost $–)		2,070

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2022

SHORT-TERM INVESTMENT — 1.1%

	Face Amount	Value
State Street Institutional US Government Money Market Fund, Premier Class, 3.006%, (D)	$11,832,868	$11,832,868

Total Short-Term Investments (Cost $11,832,868)		11,832,868

Total Investments in Securities — 98.1%
(Cost $1,091,747,503)		$1,036,040,557

Percentages based on Net Assets of $1,056,173,573.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2022. The total market value of securities on loan at October 31, 2022 was $11,224,539
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Expiration date not available.
(D)	This security was purchased with cash collateral received from securities lending. The total was of such securities as of October 31, 2022, was $11,832,868

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
PJSC — Public Joint-Stock Company
QPSC — Qatari Joint-Stock Company
The following is a list of the inputs used as of October 31, 2022, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3^	Total

Common Stock
Australia	$19,801,110	$–	$–	$19,801,110
Belgium	4,302,143	–	–	4,302,143
Brazil	14,907,971	–	–	14,907,971
Canada	58,944,549	–	–	58,944,549
China	50,225,093	–	–	50,225,093
Colombia	128,347	–	–	128,347
Denmark	10,575,162	–	–	10,575,162
Finland	1,576,261	–	–	1,576,261
France	119,787,775	–	–	119,787,775
Germany	46,524,078	–	–	46,524,078
Greece	4,232	–	–	4,232
Hong Kong	24,457,972	–	–#	24,457,972
India	30,139,611	–	–	30,139,611
Indonesia	11,041,818	–	–	11,041,818
Ireland	11,258,677	–	–	11,258,677
Israel	2,351,788	–	–	2,351,788
Italy	44,122,517	–	–	44,122,517
Japan	77,759,759	–	–	77,759,759
Luxembourg	1,891,704	–	–	1,891,704
Mexico	8,175,238	–	–	8,175,238
Netherlands	63,215,801	–	–	63,215,801
New Zealand	896,611	–	–	896,611
Norway	3,218,113	–	–	3,218,113
Poland	1,243,016	–	–	1,243,016
Qatar	1,247,317	–	–	1,247,317
Russia	–	–	–#	–
Saudi Arabia	6,618,505	–	–	6,618,505
Singapore	4,193,131	–	–	4,193,131
South Africa	4,028,454	–	–	4,028,454
South Korea	21,653,979	222,107	–	21,876,086
Spain	41,242,028	–	–	41,242,028
Sweden	19,337,074	–	–	19,337,074
Switzerland	32,351,042	–	–	32,351,042
Taiwan	26,038,321	–	–	26,038,321
Thailand	4,852,040	–	–	4,852,040
Turkey	1,046,621	–	–	1,046,621
United Arab Emirates	3,417,898	–	–	3,417,898
United Kingdom	99,043,328	–	–	99,043,328
United States	152,364,428	–	–	152,364,428

Total Common Stock	1,023,983,512	222,107	–	1,024,205,619

Short-Term Investment	11,832,868	–	–	11,832,868
Rights	2,070	–	–	2,070

Total Investments in Securities	$1,035,818,450	$222,107	$–	$1,036,040,557

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2022

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

# Security or securities with a market value of $0.

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS † (unaudited)

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.9%

	Shares	Value

AUSTRALIA — 6.7%
29Metals	37,817	$44,737
Allkem *	4,042	37,322
ALS	117,534	859,800
Alumina	451,807	390,027
Bravura Solutions	301,616	235,300
Charter Hall Group ‡	20,409	168,874
Cromwell Property Group ‡	263,606	117,994
Eclipx Group *	47,099	56,621
Elders	16,993	141,261
Emeco Holdings	78,426	39,367
Grange Resources	339,742	134,694
Ingenia Communities Group ‡	34,643	86,838
JB Hi-Fi	9,435	258,886
Lovisa Holdings	7,962	124,228
Myer Holdings	163,001	66,187
Orora	260,353	504,444
Perenti	188,753	115,870
Pilbara Minerals *	74,509	242,512
Ridley	160,752	214,838
Technology One	6,418	49,453
Vicinity ‡	55,695	69,270
West African Resources *	273,822	182,100
Westgold Resources *	346,849	161,909
Yancoal Australia	12,047	39,750

		4,342,282

AUSTRIA — 1.7%
ANDRITZ	1,047	48,698
AT&S Austria Technologie & Systemtechnik	3,593	110,973
Palfinger	18,840	435,719
Schoeller-Bleckmann Oilfield Equipment	8,860	487,751

		1,083,141

COMMON STOCK — continued

	Shares	Value

BELGIUM — 0.3%
Bekaert	5,235	$145,907
Telenet Group Holding	3,780	57,646

		203,553

BRAZIL — 1.2%
Cia de Saneamento do Parana	50,200	182,919
Cury Construtora e Incorporadora	47,900	113,012
Jalles Machado	51,300	67,752
Mills Estruturas e Servicos de Engenharia	96,300	244,638
Petroreconcavo	12,600	75,111
Portobello	58,500	130,663

		814,095

CANADA — 3.1%
Absolute Software	3,722	44,640
Aritzia *	2,908	112,649
Artis Real Estate Investment Trust ‡	20,277	141,964
Birchcliff Energy	5,239	40,674
Boardwalk Real Estate Investment Trust ‡	2,163	76,876
Calibre Mining *	54,630	27,634
Canfor *	13,203	198,135
Cogeco Communications	395	20,120
Crescent Point Energy	22,183	173,197
Element Fleet Management	13,501	179,644
Enerplus	5,088	88,104
H&R Real Estate Investment Trust ‡	9,690	79,634
iA Financial	2,320	128,956
Interfor *	1,507	26,736
MTY Food Group	922	37,325
Parex Resources	20,703	315,390
Pet Valu Holdings	2,427	65,281
Stelco Holdings	2,740	68,919
Tricon Residential	16,720	140,717
Vermilion Energy	1,556	36,263
Yangarra Resources *	10,379	22,675

		2,025,533

CHINA — 2.1%
Bairong, Cl B *	91,000	92,625
Beijing Enterprises Holdings	84,000	213,161
China BlueChemical	228,000	43,568
China Modern Dairy Holdings	1,087,000	110,779
China Taiping Insurance Holdings	44,000	30,492

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

CHINA — continued
China World Trade Center, Cl A	77,100	$143,560
China Yongda Automobiles Services Holdings	33,500	15,022
G-bits Network Technology Xiamen, Cl A	400	13,956
Gemdale Properties & Investment	938,000	51,382
Greattown Holdings, Cl A	500	215
Greattown Holdings, Cl A	60,600	26,071
Jiangsu Bioperfectus Technologies, Cl A	1,248	17,580
Jiutian Chemical Group	2,233,700	123,121
Kerry Logistics Network	196,023	311,146
NetDragon Websoft Holdings	32,000	53,728
Newborn Town *	160,000	24,255
Theme International Holdings *	450,000	42,994
West China Cement	258,000	23,336

		1,336,991

DENMARK — 1.6%
Bavarian Nordic *	1,076	34,283
D	6,510	337,749
Dfds	16,600	504,222
Per Aarsleff Holding	1,457	40,716
Ringkjoebing Landbobank	388	42,238
Solar A/S, Cl B, Cl B	1,262	95,163

		1,054,371

EGYPT — 0.1%
Centamin	62,762	64,110

FINLAND — 0.1%
Uponor	3,742	49,707
Valmet	1,346	30,637

		80,344

FRANCE — 5.7%
Biosynex	7,736	87,086
Coface	6,660	74,183
Elis	1,859	21,332
Genfit *	10,124	40,324
IPSOS	13,311	644,639
LISI	21,233	419,292
Rothschild	25,714	912,376
SCOR	8,434	126,911
Societe BIC	3,748	215,221
Sopra Steria Group	6,910	915,150
Technip Energies	1,528	19,731

COMMON STOCK — continued

	Shares	Value

FRANCE — continued
Television Francaise 1	5,492	$34,848
Verallia	2,781	78,830
Virbac	418	102,456

		3,692,379

GERMANY — 1.8%
Atoss Software	363	44,272
Aurubis	5,980	377,788
flatexDEGIRO *	20,620	180,524
HUGO BOSS	802	36,969
Immatics *	6,109	69,032
Krones	1,402	129,906
METRO	9,098	69,508
Nemetschek	1,035	49,469
PATRIZIA	8,272	60,745
ProSiebenSat.1 Media	2,380	16,183
Sirius Real Estate	50,678	41,135
Synlab	5,894	75,904

		1,151,435

HONG KONG — 1.3%
Fufeng Group	442,000	229,169
Morimatsu International Holdings *	22,000	19,142
Tam Jai International	298,000	58,462
United Laboratories International Holdings	152,000	63,706
Vitasoy International Holdings	272,000	464,314

		834,793

INDIA — 1.2%
Azure Power Global * (A)	19,649	113,768
MakeMyTrip *	15,490	431,086
WNS Holdings ADR *	2,536	218,299

		763,153

INDONESIA — 0.4%
Ciputra Development	328,200	19,779
Delta Dunia Makmur *	1,633,300	41,049
First Pacific	322,000	85,321
Industri Jamu Dan Farmasi Sido Muncul	1,345,300	63,826
Link Net	257,800	43,304

		253,279

IRELAND — 0.4%
AIB Group	32,907	95,294
Glenveagh Properties *	164,175	160,639

		255,933

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

ISRAEL — 1.7%
Africa Israel Residences	3,736	$150,735
AudioCodes	13,610	278,735
Aura Investments	106,365	188,885
Bezeq The Israeli Telecommunication	67,297	119,661
Palram Industries 1990	2,913	28,811
Plus500	15,376	319,541

		1,086,368

ITALY — 2.9%
Autogrill *	37,813	236,567
Banco BPM	64,878	196,277
BPER Banca	47,605	88,102
Buzzi Unicem	5,204	86,383
Carel Industries	1,110	24,190
De’ Longhi	26,406	455,937
doValue	59,696	343,972
El.En.	16,071	196,641
Orsero	4,277	61,294
Stevanato Group	9,532	160,519
Zignago Vetro	1,971	24,818

		1,874,700

JAPAN — 25.3%
77 Bank	3,900	47,256
Advance Residence Investment ‡	218	507,471
Aichi Financial Group	10,323	131,959
Ain Holdings	12,100	508,797
Aisan Industry	4,800	22,767
ARCLANDS CORP	11,000	109,160
Ariake Japan	13,100	453,897
Asics	55,400	851,304
ASKA Pharmaceutical Holdings	2,800	22,078
Bell System24 Holdings	4,800	44,662
Charm Care	40,100	283,278
CMIC Holdings	2,000	22,619
Cosmo Energy Holdings	4,500	115,804
Daiken	2,600	34,845
Daiseki	8,520	263,680
Daishinku	10,400	65,002
DMG Mori	60,700	704,461
Electric Power Development	2,300	32,001
Exedy	13,600	159,483
FIDEA Holdings	2,800	24,377
Fuji Seal International	39,700	465,551
Goldcrest	9,100	107,142
Greens	3,300	20,226
H.U. Group Holdings	10,600	197,544

COMMON STOCK — continued

	Shares	Value

JAPAN — continued
Hito Communications Holdings	2,300	$25,795
Hokkaido Electric Power	38,800	118,252
Honeys Holdings	6,400	51,972
Horiba	15,000	617,620
Hulic Reit ‡	33	38,654
IDOM	4,000	20,049
Internet Initiative Japan	54,000	849,410
Inui Global Logistics (A)	20,700	264,887
ISB	4,700	41,392
Ishihara Sangyo Kaisha	19,200	132,534
Itfor	7,000	36,075
Itoham Yonekyu Holdings	25,000	111,851
Iwatani	14,700	541,972
J Trust	21,200	93,281
Jaccs	2,100	51,004
JINUSHI	5,300	73,099
J-Lease	3,400	59,680
JSB	2,000	51,872
JSP	1,700	16,618
Juroku Financial Group	3,100	52,120
JVCKenwood	116,800	169,737
Kawasaki Kisen Kaisha (A)	5,100	77,580
Kobe Steel	21,200	87,005
Komeri	4,500	78,565
Komori	22,800	124,251
Konoike Transport	2,700	28,429
Kosaido Holdings	4,600	47,072
KPP Group Holdings	15,600	85,224
Kurita Water Industries	7,700	282,854
KYB	1,700	37,229
Lawson	3,200	102,264
Leopalace21 *	22,600	43,030
Lintec	22,800	342,380
Look Holdings	3,000	41,377
M&A Capital Partners *	8,710	222,680
Mabuchi Motor	22,600	614,283
Macnica Holdings	5,100	102,182
Maruzen Showa Unyu	1,600	32,724
Menicon	21,600	370,136
Mirai ‡	501	161,455
Mitsubishi Motors	6,900	23,211
Mitsui-Soko Holdings	6,200	129,310
Mizuho Medy	2,900	61,069
MTG	6,400	48,527
Nachi-Fujikoshi	2,400	62,973
Nihon Chouzai	2,200	19,567
Nihon Dempa Kogyo	2,000	22,000
Nihon Kohden	2,200	49,363
Nippon Sheet Glass	83,400	311,414
Nippon Shokubai	2,000	71,854

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

JAPAN — continued
Nippon Suisan Kaisha	19,600	$69,889
Nippon Thompson	29,500	105,389
Nishi-Nippon Financial Holdings	15,000	76,496
Nisshinbo Holdings	45,600	316,609
Oita Bank	1,700	20,645
Okamoto Machine Tool Works	2,000	63,713
Pacific Metals	1,800	22,343
Pressance	4,800	49,345
Qol Holdings	11,100	91,632
Remixpoint *	11,500	37,680
Riken	1,000	15,245
Riken Vitamin	1,900	24,096
Rock Field (A)	4,000	38,860
Sakai Chemical Industry	4,500	59,491
Sakata Seed	13,100	431,863
Sanei Architecture Planning	3,900	40,696
SCREEN Holdings	600	33,061
Seikagaku	12,400	75,667
Seiren	31,600	495,999
Seven Bank	376,000	677,956
Shidax	17,300	66,111
Shikoku Bank	4,600	26,863
SK-Electronics	5,100	43,096
SKY Perfect JSAT Holdings	42,500	148,972
Sparx Group	1,680	16,977
Star Asia Investment ‡	62	23,651
Starts	1,100	19,464
Stella Chemifa	2,700	48,483
Sun Frontier Fudousan	11,300	87,353
Takaoka Toko	4,000	49,437
Takara Leben Real Estate Investment ‡	219	149,404
Take And Give Needs	2,200	23,253
THK	14,700	256,942
Tomen Devices	1,400	49,073
Toyo Seikan Group Holdings	10,100	115,586
Toyo Tire	4,400	51,598
Transcosmos	1,700	39,173
Unitika *	12,300	22,674
Wealth Management	3,500	29,953
Xebio Holdings	17,800	120,834
Yamaichi Electronics	1,500	21,566
Yamazaki Baking	5,000	50,964

		16,501,348

LUXEMBOURG — 1.3%
L’Occitane International	349,000	858,067

COMMON STOCK — continued

	Shares	Value

MALAYSIA — 0.2%
Bumi Armada *	1,155,700	$95,330
Heineken Malaysia	11,000	53,744

		149,074

MAURITIUS — 0.1%
Capital	74,154	70,009

MEXICO — 0.6%
Alfa, Cl A	262,800	174,238
Bolsa Mexicana de Valores	38,500	69,672
FIBRA Macquarie Mexico ‡	61,400	81,324
Nemak *	189,800	51,254

		376,488

NETHERLANDS — 0.7%
ASR Nederland	4,064	179,102
Eurocommercial Properties ‡	4,462	98,175
Heijmans	1,731	17,553
Ordina	26,600	102,268
Van Lanschot Kempen	4,065	87,785

		484,883

NEW ZEALAND — 0.2%
Air New Zealand *	297,485	134,803

NIGERIA — 0.2%
Airtel Africa	85,110	110,828

NORWAY — 1.8%
2020 Bulkers	2,477	18,654
Belships	57,686	80,674
DNO	22,777	29,707
Hexagon Composites *	99,700	229,188
Norway Royal Salmon *	40,733	517,152
PhotoCure *	19,900	176,283
Rana Gruber, Cl A	17,311	67,600
Stolt-Nielsen	3,442	82,600

		1,201,858

PHILIPPINES — 0.3%
DMCI Holdings	1,021,800	168,437

SINGAPORE — 0.5%
CapitaLand Ascott Trust ‡	139,200	93,941
Golden Energy & Resources *	54,200	33,322
Hour Glass	23,800	32,796
Samudera Shipping Line	156,300	95,541
Sasseur Real Estate Investment Trust ‡	136,000	68,235

		323,835

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

SOUTH AFRICA — 0.4%
Astral Foods	5,350	$51,254
Fortress REIT, Cl B ‡	242,715	55,866
Investec	13,818	67,934
Resilient REIT ‡	7,302	20,348
Royal Bafokeng Platinum	9,385	75,412

		270,814

SOUTH KOREA — 1.9%
ABLBio *	3,521	49,560
AfreecaTV	852	47,611
Daewon Pharmaceutical	3,100	36,670
Daewoo Engineering & Construction *	9,870	29,136
DB HiTek	3,713	115,343
DB Insurance	2,428	95,964
Global Standard Technology	1,336	18,571
Hanwha General Insurance	37,962	98,073
Humasis	2,572	37,828
Hwa Shin	4,258	26,664
JB Financial Group	18,382	92,655
JVM	11,763	144,101
LabGenomics	6,215	31,458
LF	6,095	63,541
Lutronic	3,294	41,971
MegaStudyEdu	1,666	100,349
Samchully	965	189,010
SD Biosensor	1,807	37,486

		1,255,991

SPAIN — 2.2%
Banco de Sabadell	78,154	61,455
Energia Innovacion y Desarrollo Fotovoltaico SA	1,904	141,512
Fluidra	18,334	248,793
Gestamp Automocion	18,048	63,431
Laboratorios Farmaceuticos Rovi	4,967	225,918
Melia Hotels International	144,477	671,129
Viscofan	391	23,283

		1,435,521

SWEDEN — 4.6%
BioGaia, Cl B	51,503	407,813
Dometic Group	43,250	247,591
Hemnet Group	11,227	139,392
HMS Networks	1,361	35,003
Intrum	4,813	60,585
Inwido	2,774	24,902
Lindab International	1,121	11,920
Loomis, Cl B	39,444	1,101,532

COMMON STOCK — continued

	Shares	Value

SWEDEN — continued
New Wave Group, Cl B	6,137	$85,248
Samhallsbyggnadsbolaget i Norden (A)	32,827	45,094
Securitas, Cl B	3,611	29,521
SkiStar	5,944	56,856
SSAB, Cl B	41,718	193,820
Trelleborg, Cl B	19,552	430,480
Truecaller, Cl B *	29,774	108,933

		2,978,690

SWITZERLAND — 2.9%
Bucher Industries	1,157	390,079
Burkhalter Holding	815	63,522
Comet Holding	749	119,601
Galenica	723	51,945
Implenia	1,498	56,283
IWG *	280,738	426,658
Landis+Gyr Group	8,666	499,654
Leonteq	1,025	41,379
Schweiter Technologies	298	199,808
Zehnder Group	1,153	62,215

		1,911,144

TAIWAN — 3.2%
Advanced International Multitech	39,000	112,440
Anpec Electronics	13,000	42,563
Asia Vital Components	68,000	215,253
ASPEED Technology	1,000	52,137
Compeq Manufacturing	51,000	69,166
Continental Holdings	285,000	246,769
Depo Auto Parts Industries	94,000	193,995
Faraday Technology	10,000	44,069
Farglory Land Development	28,000	46,229
Fusheng Precision *	7,000	39,429
Global Unichip	13,000	196,679
Grape King Bio	6,000	22,624
Kindom Development	74,000	55,346
Kinik	28,000	88,634
Lotes	3,000	72,248
Macronix International	45,000	41,617
Scientech	31,000	60,225
Sitronix Technology	36,000	184,902
Standard Chemical & Pharmaceutical	68,000	94,121
TaiDoc Technology	14,000	73,861
Via Technologies	56,000	111,400
WinWay Technology	5,000	47,715

		2,111,422

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

THAILAND — 0.8%
AP Thailand NVDR	883,700	$227,542
Forth	122,600	170,725
Ichitan Group	496,700	138,335

		536,602

TURKEY — 1.1%
Akbank	86,698	68,136
Aksa Enerji Uretim, Cl B	48,278	107,441
Haci Omer Sabanci Holding	181,098	326,510
Migros Ticaret *	14,784	96,161
Sinpas Gayrimenkul Yatirim Ortakligi *‡	179,253	52,129
Sok Marketler Ticaret	74,404	94,550

		744,927

UNITED KINGDOM — 12.4%
4imprint Group	1,089	43,507
ABRDN PROPERTY INCOME TRUST ‡	45,237	28,854
Assura ‡	77,641	50,015
Biffa	299,221	1,417,299
Big Yellow Group ‡	8,268	107,188
Bytes Technology Group *	30,235	125,041
CentralNic Group *	30,671	46,083
Centrica	99,136	87,454
Coats Group	686,867	478,446
Craneware	15,600	332,278
CVS Group	37,295	811,984
Darktrace *	6,944	28,582
Drax Group	14,495	86,948
EnQuest *	270,050	83,949
Frasers Group *	7,707	57,455
Future	5,921	83,032
Global Ship Lease, Cl A	2,843	48,615
Greggs	4,415	102,579
Harbour Energy	12,765	55,540
Howden Joinery Group	15,706	92,947
IMI	12,482	176,477
Investec	44,164	222,969
Man Group	86,572	215,994
Mitie Group	52,342	43,028
Morgan Advanced Materials	28,785	81,528
Next Fifteen Communications Group	24,361	246,261
OSB Group	125,404	598,901
Pagegroup	4,737	23,026
Pets at Home Group	9,992	33,109
Renewi	5,525	33,651
Rightmove	8,620	48,809
RS GROUP	5,108	56,370

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — continued
Safestore Holdings ‡	51,067	$531,219
Savills	84,204	800,304
Serco Group	130,666	245,821
Spirent Communications	29,031	86,904
SThree	20,044	85,848
TBC Bank Group	3,165	68,653
Tullow Oil *	174,783	81,500
Watches of Switzerland Group *	2,971	26,493
Wise, Cl A *	25,842	197,858

		8,072,519

UNITED STATES — 2.9%
BRP	5,274	352,193
Danaos	434	24,608
Ferroglobe *	10,458	60,970
GXO Logistics *	78	2,850
Inmode *	610	20,935
Ormat Technologies	11,732	1,070,364
Samsonite International	156,600	336,746

		1,868,666

Total Common Stock (Cost $74,575,444)		62,482,386

PREFERRED STOCK — 0.5%

	Shares	Value

BRAZIL — 0.2%
Cia Energetica de Minas Geraism (B)	10,150	$21,974
Unipar Carbocloro (B)	7,330	148,996

		170,970

GERMANY — 0.3%
Schaeffler (B)	36,579	188,175

Total Preferred Stock (Cost $430,791)		359,145

SHORT-TERM INVESTMENT — 0.7%

	Face Amount	Value
State Street Institutional US Government Money Market Fund, Premier Class, 3.006% (C)	$542,527	$542,527

Total Short-Term Investments (Cost $542,527)		542,527

Total Investments in Securities— 97.3%
(Cost $75,548,762)		$63,384,058

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2022

Percentages based on Net Assets of $65,160,596.

*	Non-income producing security.
‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at October 31, 2022. The total market value of securities on loan at October 31, 2022 was $511,549.
(B)	There is currently no rate available.
(C)	This security was purchased with cash collateral received from securities lending. The total was of such securities as of October 31, 2022, was $542,527.

ADR — American Depositary Receipt
Cl — Class
NVDR — Non-Voting Depositary Receipt

The following is a list of the inputs used as of October 31, 2022, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$4,342,282	$–	$–	$4,342,282
Austria	1,083,141	–	–	1,083,141
Belgium	203,553	–	–	203,553
Brazil	814,095	–	–	814,095
Canada	2,025,533	–	–	2,025,533
China	1,336,991	–	–	1,336,991
Denmark	1,054,371	–	–	1,054,371
Egypt	64,110	–	–	64,110
Finland	80,344	–	–	80,344
France	3,692,379	–	–	3,692,379
Germany	1,151,435	–	–	1,151,435
Hong Kong	834,793	–	–	834,793
India	763,153	–	–	763,153
Indonesia	253,279	–	–	253,279
Ireland	255,933	–	–	255,933
Israel	1,086,368	–	–	1,086,368
Italy	1,874,700	–	–	1,874,700
Japan	16,501,348	–	–	16,501,348
Luxembourg	858,067	–	–	858,067
Malaysia	149,074	–	–	149,074
Mauritius	70,009	–	–	70,009
Mexico	376,488	–	–	376,488
Netherlands	484,883	–	–	484,883
New Zealand	134,803	–	–	134,803
Nigeria	110,828	–	–	110,828
Norway	1,201,858	–	–	1,201,858
Philippines	–	168,437	–	168,437
Singapore	323,835	–	–	323,835
South Africa	270,814	–	–	270,814
South Korea	1,255,991	–	–	1,255,991
Spain	1,435,521	–	–	1,435,521
Sweden	2,978,690	–	–	2,978,690
Switzerland	1,911,144	–	–	1,911,144
Taiwan	2,111,422	–	–	2,111,422
Thailand	536,602	–	–	536,602
Turkey	744,927	–	–	744,927
United Kingdom	8,072,519	–	–	8,072,519
United States	1,868,666	–	–	1,868,666
Total Common Stock	62,313,949	168,437	–	62,482,386
Short-Term Investment	542,527	–	–	542,527
Preferred Stock	359,145	–	–	359,145
Total Investments in Securities	$63,215,621	$168,437	$–	$63,384,058

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS OPEN-END MUTUAL FUNDS — 99.9%
	Shares	Value
Catholic Responsible Investments Bond Fund†	2,376,825	$19,561,268
Catholic Responsible Investments Equity Index Fund†	1,855,651	15,587,465
Catholic Responsible Investments International Equity Fund†	707,437	5,235,036
Catholic Responsible Investments International Small-Cap Fund†	176,295	1,334,556
Catholic Responsible Investments Multi-Style US Equity Fund†	559,802	4,495,211
Catholic Responsible Investments Opportunistic Bond Fund†	1,187,632	10,736,189
Catholic Responsible Investments Short Duration Bond Fund†	1,184,789	11,148,864
Catholic Responsible Investments Small-Cap Fund†	362,636	3,234,709

		71,333,298

Total Open-End Mutual Funds (Cost $71,888,175)		71,333,298

Total Investments in Securities— 99.9% (Cost $71,888,175)		$71,333,298

Percentages are based on Net Assets of $71,422,161.

†   Investment in Affiliated Security.The Fund is invested in the Institutional Class of each underlying fund.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND

OCTOBER 31, 2022

The following is a summary of the transactions with affiliates for the period ended October 31, 2022:

Security Description	Value 12/3/2021	Purchases at Cost/Conversion*	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation/ (Depreciation)	Value 10/31/2022	Income	Capital Gains
Catholic Responsible Investments Bond Fund	$—	$27,047,098	$(3,797,420)	$(571,406)	$(4,067,621)	$19,561,268	$523,938	$—
Catholic Responsible Investments Equity Index Fund	—	15,930,201	(3,073,272)	(312,289)	(3,022,943)	15,587,465	213,020	—
Catholic Responsible Investments International Equity Fund	—	6,710,610	(1,243,121)	(368,612)	(1,742,025)	5,235,036	96,226	—
Catholic Responsible Investments International Small-Cap Fund	—	1,736,710	(310,780)	(72,985)	(415,250)	1,334,556	28,902	—
Catholic Responsible Investments Multi-Style US Equity Fund	—	6,076,167	(966,872)	(145,654)	(1,114,492)	4,495,211	19,503	—
Catholic Responsible Investments Opportunistic Bond Fund	—	13,198,305	(1,899,213)	(149,088)	(1,100,170)	10,736,189	249,492	—
Catholic Responsible Investments Short Duration Bond Fund	—	13,861,819	(1,899,213)	(97,850)	(671,929)	11,148,864	182,800	—
Catholic Responsible Investments Small-Cap Fund	—	2,926,728	(621,561)	(70,127)	(373,095)	3,234,709	36,773	—
Totals	$—	$87,487,638	$(13,811,452)	$(1,788,011)	$(12,507,525)	$71,333,298	$1,350,654	$—

Amounts designated as “–” are $0.

*Amounts do not include unrealized appreciation/depreciation from conversion.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS 60/40 ALPHA PLUS FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS OPEN-END MUTUAL FUNDS — 100.0%

	Shares	Value
Catholic Responsible Investments Bond Fund†	23,736,045	$195,347,648
Catholic Responsible Investments Equity Index Fund†	19,275,747	161,916,277
Catholic Responsible Investments International Equity Fund†	13,786,581	102,020,700
Catholic Responsible Investments International Small-Cap Fund†	3,510,996	26,578,242
Catholic Responsible Investments Multi-Style US Equity Fund†	29,577,579	237,507,961
Catholic Responsible Investments Opportunistic Bond Fund†	11,661,955	105,424,072
Catholic Responsible Investments Short Duration Bond Fund†	11,497,058	108,187,317
Catholic Responsible Investments Small-Cap Fund†	6,887,528	61,436,749

		998,418,966

Total Open-End Mutual Funds (Cost $1,006,804,691)		998,418,966

Total Investments in Securities — 100.0%
(Cost $1,006,804,691)		$998,418,966

Percentages are based on Net Assets of $998,288,416.

†     Investment in Affiliated Security. The Fund is invested in the Institutional Class of each underlying fund.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS 60/40 ALPHA PLUS FUND

OCTOBER 31, 2022

The following is a summary of the transactions with affiliates for the period ended October 31, 2022:

Security Description	Value 12/3/2021	Purchases at Cost/Conversion*	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation/ (Depreciation)	Value 10/31/2022	Income	Capital Gains
Catholic Responsible Investments Bond Fund	$ —	$228,166,773	$(5,315,045)	$(563,206)	$(41,204,211)	$195,347,648	$4,692,037	$—
Catholic Responsible Investments Equity Index Fund	—	130,480,976	(3,986,284)	(584,743)	(30,237,321)	161,916,277	1,978,221	—
Catholic Responsible Investments International Equity Fund	—	100,672,277	(3,189,027)	(800,594)	(34,929,579)	102,020,700	1,626,231	—
Catholic Responsible Investments International Small-Cap Fund	—	30,019,155	(797,257)	(149,474)	(8,341,225)	26,578,242	502,934	—
Catholic Responsible Investments Multi-Style US Equity Fund	—	271,138,393	(6,378,054)	(1,355,251)	(57,324,180)	237,507,961	916,260	—
Catholic Responsible Investments Opportunistic Bond Fund	—	111,035,249	(2,657,523)	(148,575)	(10,988,406)	105,424,072	2,219,020	—
Catholic Responsible Investments Short Duration Bond Fund	—	117,474,926	(2,657,523)	(115,938)	(6,652,537)	108,187,317	1,611,270	—
Catholic Responsible Investments Small-Cap Fund	—	48,366,807	(1,594,514)	(256,857)	(7,193,378)	61,436,749	626,819	—

Totals	$ —	$1,037,354,556	$(26,575,227)	$(3,974,638)	$(196,870,837)	$998,418,966	$14,172,792	$—

Amounts designated as “–” are $0.

* Amounts do not include unrealized appreciation/depreciation from conversion.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS 60/40 Beta Plus Fund

OCTOBER 31, 2022

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS OPEN-END MUTUAL FUNDS — 100.0%

	Shares	Value
Catholic Responsible Investments Bond Fund†	9,402,333	$77,381,202
Catholic Responsible Investments Equity Index Fund†	18,008,312	151,269,825
Catholic Responsible Investments International Equity Fund†	5,453,674	40,357,185
Catholic Responsible Investments International Small-Cap Fund†	1,334,307	10,100,702
Catholic Responsible Investments Opportunistic Bond Fund†	4,606,092	41,639,070
Catholic Responsible Investments Short Duration Bond Fund†	4,566,758	42,973,197
Catholic Responsible Investments Small-Cap Fund†	2,676,908	23,878,020

		387,599,201

Total Open-End Mutual Funds (Cost $378,143,885)		387,599,201

Total Investments in Securities — 100.0%
(Cost $378,143,885)		$387,599,201

Percentages are based on Net Assets of $387,578,573.

†   Investment in Affiliated Security. The Fund is invested in the Institutional Class of each underlying fund.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS 60/40 Beta Plus Fund

OCTOBER 31, 2022

The following is a summary of the transactions with affiliates for the period ended October 31, 2022:

Security Description	Value 12/3/2021	Purchases at Cost/ Conversion*	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation/ (Depreciation)	Value 10/31/2022	Income	Capital Gains
Catholic Responsible Investments Bond Fund	$—	$91,734,652	$(3,405,281)	$(342,114)	$(13,963,169)	$77,381,202	$1,672,047	$—
Catholic Responsible Investments Equity Index Fund	—	137,045,589	(6,640,298)	(575,468)	(22,269,101)	151,269,825	1,664,718	—
Catholic Responsible Investments International Equity Fund	—	43,521,176	(2,043,169)	(483,645)	(11,202,052)	40,357,185	597,367	—
Catholic Responsible Investments International Small-Cap Fund	—	11,689,650	(510,792)	(91,342)	(2,747,602)	10,100,702	175,698	—
Catholic Responsible Investments Opportunistic Bond Fund	—	45,253,672	(1,702,640)	(90,657)	(3,792,396)	41,639,070	801,784	—
Catholic Responsible Investments Short Duration Bond Fund	—	47,053,261	(1,702,640)	(68,965)	(2,260,117)	42,973,197	582,859	—
Catholic Responsible Investments Small-Cap Fund	—	20,634,592	(1,021,584)	(110,112)	(2,029,551)	23,878,020	217,364	—

Totals	$—	$396,932,592	$(17,026,404)	$(1,762,303)	$(58,263,989)	$387,599,201	$5,711,837	$—

Amounts designated as “–” are $0.

*	Amounts do not include unrealized appreciation/depreciation from conversion.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND

OCTOBER 31, 2022

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS OPEN-END MUTUAL FUNDS — 100.0%

	Shares	Value
Catholic Responsible Investments Bond Fund†	3,429,104	$28,221,528
Catholic Responsible Investments Equity Index Fund†	9,121,030	76,616,648
Catholic Responsible Investments International Equity Fund†	3,872,239	28,654,565
Catholic Responsible Investments International Small-Cap Fund†	956,985	7,244,380
Catholic Responsible Investments Multi-Style US Equity Fund†	3,849,632	30,912,545
Catholic Responsible Investments Opportunistic Bond Fund†	1,689,914	15,276,824
Catholic Responsible Investments Short Duration Bond Fund†	1,677,996	15,789,944
Catholic Responsible Investments Small-Cap Fund†	1,950,965	17,402,612

		220,119,046

Total Open-End Mutual Funds (Cost $212,682,955)		220,119,046

Total Investments in Securities— 100.0%
(Cost $212,682,955)		$220,119,046

Percentages are based on Net Assets of $220,224,222.

†   Investment in Affiliated Security. The Fund is invested in the Institutional Class of each underlying fund.

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND

OCTOBER 31, 2022

The following is a summary of the transactions with affiliates for the period ended October 31, 2022:

Security Description	Value 12/3/2021	Purchases at Cost/ Conversion*	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 10/31/2022	Income	Capital Gains
Catholic Responsible Investments Bond Fund	$ —	$39,808,845	$(6,769,842)	$(121,812)	$(5,864,835)	$28,221,528	$666,691	$—
Catholic Responsible Investments Equity Index Fund	—	80,218,399	(18,278,573)	1,550,935	(15,224,439)	76,616,648	920,603	—
Catholic Responsible Investments International Equity Fund	—	36,866,930	(8,123,810)	(27,056)	(9,434,572)	28,654,565	444,572	—
Catholic Responsible Investments International Small-Cap Fund	—	9,725,699	(2,030,953)	(21,346)	(2,176,321)	7,244,380	134,201	—
Catholic Responsible Investments Multi-Style US Equity Fund	—	41,818,817	(8,123,810)	420,514	(7,629,274)	30,912,545	117,576	—
Catholic Responsible Investments Opportunistic Bond Fund	—	19,435,169	(3,384,921)	(41,902)	(1,550,626)	15,276,824	316,954	—
Catholic Responsible Investments Short Duration Bond Fund	—	20,245,728	(3,384,921)	(52,842)	(922,245)	15,789,944	231,867	—
Catholic Responsible Investments Small-Cap Fund	—	16,911,722	(4,061,905)	103,890	(2,021,419)	17,402,612	175,621	—

Totals	$—	$265,031,309	$(54,158,735)	$1,810,381	$(44,823,731)	$220,119,046	$3,008,085	$—

Amounts designated as “–” are $0.

*	Amounts do not include unrealized appreciation/depreciation from conversion.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Catholic Responsible Investments Ultra Short Bond Fund		Catholic Responsible Investments Short Duration Bond Fund		Catholic Responsible Investments Bond Fund	Catholic Responsible Investments Opportunistic Bond Fund
Assets:
Investments, at Value (Cost $41,254,301, $474,894,542, $1,851,948,037 and $499,751,547)		$41,169,592		$455,642,746	$1,645,274,056	$474,659,557
Repurchase Agreements, at Value (Cost $13,800,000, $1,000,000, $– and $–)		13,800,000		1,000,000	–	–
Cash and Cash Equivalents		220,855		2,213,361	37,157,356	17,021,950
Dividend and Interest Receivable		40,801		3,127,035	10,491,193	2,592,476
Receivable for Capital Shares Sold		15,000		11,446,000	1,039	–
Due from Adviser		1,703		–	–	–
Receivable for Investment Securities Sold		–		7,215,248	18,970,640	7,252,457
Variation Margin Receivable		–		10,688	–	–
Deferred Offering Costs		5,961		5,961	7,621	7,565
Prepaid Expenses		5,795		9,336	14,060	10,945

Total Assets		55,259,707		480,670,375	1,711,915,965	501,544,950

Liabilities:
Payable for Investment Securities Purchased		1,958,876		5,632,906	32,411,618	10,077,763
Payable for Capital Shares Redeemed		100,000		1,139,703	2,768,405	1,519,703
Audit Fees Payable		14,800		14,800	18,500	17,575
Transfer Agent Fee Payable		4,642		3,321	7,430	5,899
Chief Compliance Officer Fees Payable		1,355		1,355	4,064	2,709
Payable Due to Administrator		895		7,979	34,606	15,028
Trustees Fees Payable		75		75	224	149
Payable Due to Adviser		–		97,800	420,613	99,990
Shareholder Servicing		–		–	–	36,227
Payable for Variation Margin		–		41,563	–	–
Other Payables		–		357	129,387	–
Other Accrued Expenses		19,854		67,696	308,248	82,951

Total Liabilities		2,100,497		7,007,555	36,103,095	11,857,994

Net Assets		$53,159,210		$473,662,820	$1,675,812,870	$489,686,956

Net Assets Consist of:
Paid-in Capital		$53,253,707		$505,243,595	$1,959,874,427	$537,371,822
Total Accumulated Loss		(94,497)		(31,580,775)	(284,061,557)	(47,684,866)

Net Assets		$53,159,210		$473,662,820	$1,675,812,870	$489,686,956

Institutional Shares:
Net Assets		$53,159,210		$473,662,820	$1,624,983,112	$462,248,688
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)		5,320,971		50,346,962	197,497,079	51,123,591
Net Asset Value, Offering and Redemption Price Per Share		$9 .99		$9 .41	$8 .23	$9 .04

Investor Shares:
Net Assets	$	N/A	$	N/A	$50,829,758	$27,438,268
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)		N/A		N/A	6,178,583	3,034,760
Net Asset Value, Offering and Redemption Price Per Share	$	N/A	$	N/A	$8 .23	$9 .04

Amounts designated as “—” are $0

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Catholic Responsible Investments Equity Index Fund			Catholic Responsible Investments Small-Cap Fund			Catholic Responsible Investments Multi-Style US Equity Fund	Catholic Responsible Investments International Equity Fund		Catholic Responsible Investments International Small-Cap Fund
Assets:
Investments, at Value (Cost $1,983,544,130, $416,244,291, $686,635,647, $1,091,747,503 and $75,548,762)		$2,829,225,919	*		$457,879,274	*	$638,722,331	$1,036,040,557	*		$63,384,058	*
Foreign Currency, at Value (Cost $–, $–, $–, $687,497 and $566,588)		–			–		–	786,108			606,909
Cash and Cash Equivalents		10,470,427			8,258,940		22,708,499	27,479,263			1,760,821
Receivable for Capital Shares Sold		4,206,530			19,541		1,200	2,723,250			–
Dividend and Interest Receivable		2,051,107			197,935		283,652	1,181,331			159,279
Cash Pledged as Collateral for Futures Contracts		470,250			545,509		–	–			–
Reclaim Receivable		28,333			–		40,115	922,822			65,945
Due from Adviser		23,727			–		–	–			–
Receivable for Investment Securities Sold		–			252,516		1,114,413	3,156,301			37,198
Unrealized Appreciation on Spot Currency Contracts		–			–		–	7,432			294
Deferred Offering Costs		5,961			5,961		7,565	7,621			5,961
Prepaid Expenses		14,181			6,988		11,018	12,414			5,835

Total Assets		2,846,496,435			467,166,664		662,888,793	1,072,317,099			66,026,300

Liabilities:
Payable for Capital Shares Redeemed		5,260,919			436,462		672,343	1,822,924			218,231
Payable for Investment Securities Purchased		1,742,705			–		116,034	1,517,052			4,492
Payable Upon Return of Securities Loaned		1,620,447			3,468,565		–	11,832,868			542,527
Payable Due to Administrator		45,729			7,309		17,498	24,145			1,078
Audit Fees Payable		12,950			12,950		14,800	17,575			16,650
Transfer Agent Fee Payable		6,030			3,438		5,702	6,786			2,572
Chief Compliance Officer Fees Payable		1,355			1,355		4,064	4,064			2,709
Trustees Fees Payable		75			75		224	224			149
Payable Due to Adviser		–			73,750		323,196	646,787			20,657
Shareholder Servicing		–			–		67,049	77,481			–
Other Accrued Expenses		603,048			172,352		84,199	193,620			56,639

Total Liabilities		9,293,258			4,176,256		1,305,109	16,143,526			865,704

Net Assets		$2,837,203,177			$462,990,408		$661,583,684	$1,056,173,573			$65,160,596

Net Assets Consist of:
Paid-in Capital		$2,023,992,931			$409,807,444		$733,650,887	$1,131,524,378			$80,262,083
Total Distributable Earnings (Accumulated Loss)		813,210,246			53,182,964		(72,067,203)	(75,350,805)			(15,101,487)

Net Assets		$2,837,203,177			$462,990,408		$661,583,684	$1,056,173,573			$65,160,596

Institutional Shares:
Net Assets		$2,837,203,177			$462,990,408		$618,979,774	$1,008,309,244			$65,160,596
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)		337,735,721			51,910,284		77,084,385	136,344,454			8,604,137
Net Asset Value, Offering and Redemption Price Per Share		$8 .40			$8 .92		$8 .03	$7 .40			$7 .57

Investor Shares:
Net Assets	$	N/A		$	N/A		$42,603,910	$47,864,329		$	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)		N/A			N/A		5,305,359	6,471,392			N/A
Net Asset Value, Offering and Redemption Price Per Share	$	N/A		$	N/A		$8 .03	$7 .40		$	N/A

* Includes Market Value of Securities on Loan		$1,588,164			$3,380,973		$—	$11,224,539			$511,549

Amounts designated as “—” are $0

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Catholic Responsible Investments Magnus 45/55 Fund	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Catholic Responsible Investments Magnus 75/25 Fund

Assets:
Affiliated Investments, at Value (Cost $71,888,175, $1,006,804,691, $378,143,885 and $212,682,955)	$71,333,298	$998,418,966	$387,599,201	$220,119,046
Receivable for Investment Securities Sold	6,076,348	1,024,106	1,682,888	8,086
Cash and Cash Equivalents	138,431	414,067	180,966	159,028
Due from Adviser	12,326	47,239	24,656	16,638
Dividend and Interest Receivable	220	640	283	250
Receivable for Capital Shares Sold	–	–	50,170	–
Deferred Offering Costs	7,640	7,621	7,621	7,621
Prepaid Expenses	9,202	18,771	9,978	9,672

Total Assets	77,577,465	999,931,410	389,555,763	220,320,341

Liabilities:
Payable for Capital Shares Redeemed	6,068,483	1,015,000	1,724,385	–
Shareholder Servicing	56,504	510,318	191,122	51,364
Audit Fees Payable	12,950	12,950	12,950	12,950
Transfer Agent Fee Payable	5,089	6,120	5,409	5,228
Chief Compliance Officer Fees Payable	1,355	1,355	1,355	1,355
Trustees Fees Payable	75	75	75	75
Other Accrued Expenses	10,848	97,176	41,894	25,147

Total Liabilities	6,155,304	1,642,994	1,977,190	96,119

Net Assets	$71,422,161	$998,288,416	$387,578,573	$220,224,222

Net Assets Consist of:
Paid-in Capital	$72,546,413	$997,902,712	$374,669,230	$208,227,617
Total Distributable Earnings (Accumulated Loss)	(1,124,252)	385,704	12,909,343	11,996,605

Net Assets	$71,422,161	$998,288,416	$387,578,573	$220,224,222

Institutional Shares:
Net Assets	$42,016,922	$702,135,493	$274,862,318	$188,298,695
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	4,883,351	83,289,005	32,165,996	22,425,673
Net Asset Value, Offering and Redemption Price Per Share	$8 .60	$8 .43	$8 .55	$8 .40

Investor Shares:
Net Assets	$29,405,239	$296,152,923	$112,716,255	$31,925,527
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	3,421,674	35,175,906	13,207,124	3,807,488
Net Asset Value, Offering and Redemption Price Per Share	$8 .59	$8 .42	$8 .53	$8 .38

Amounts designated as “—” are $0

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE PERIOD ENDED

OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

	Catholic Responsible Investments Ultra Short Bond Fund*	Catholic Responsible Investments Short Duration Bond Fund*	Catholic Responsible Investments Bond Fund*	Catholic Responsible Investments Opportunistic Bond Fund*

Investment Income:
Dividend Income	$–	$–	$419,414	$14,665
Interest Income	605,184	8,785,705	41,660,127	11,803,629

Total Investment Income	605,184	8,785,705	42,079,541	11,818,294

Expenses:
Investment Advisory Fees	132,221	1,398,501	4,605,623	1,567,313
Administration Fees	10,445	92,028	309,931	95,241
Trustees’ Fees	9,921	14,124	43,864	23,313
Chief Compliance Officer Fees	2,879	3,768	9,525	6,647
Shareholder Servicing Fees	–	–	76,263	36,227
Offering Costs	44,451	44,451	59,246	59,302
Transfer Agent Fees	30,207	22,736	45,811	37,938
Pricing Fees	25,270	39,839	126,615	50,537
Audit Fees	14,800	14,800	18,500	17,575
Custodian Fees	7,783	8,776	36,509	29,317
Legal Fees	7,655	15,228	36,766	22,424
Registration Fees	7,218	50,776	166,755	49,124
Printing Fees	455	4,426	14,804	4,380
Other Expenses	10,751	14,815	25,794	15,282

Total Expenses	304,056	1,724,268	5,576,006	2,014,620

Less:
Waiver of Investment Advisory Fees	(120,451)	(99,614)	–	(142,603)

Net Expenses	183,605	1,624,654	5,576,006	1,872,017

Net Investment Income	421,579	7,161,051	36,503,535	9,946,277

Net Realized and Unrealized Gain (Loss):
Net Realized Loss on Investments	(8,617)	(11,657,821)	(73,900,025)	(23,197,306)
Net Realized Gain (Loss) on Futures Contracts	–	(7,372)	(2,582,101)	549,322

Net Realized Gain (Loss)	(8,617)	(11,665,193)	(76,482,126)	(22,647,984)

Net Change in Unrealized Appreciation/(Depreciation) on Investments	(60,055)	(19,100,035)	(256,063,377)	(27,070,281)
Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	–	(383,388)	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	–	1

Net Change in Unrealized Appreciation (Depreciation)	(60,055)	(19,483,423)	(256,063,377)	(27,070,280)

Net Realized and Unrealized Loss	(68,672)	(31,148,616)	(332,545,503)	(49,718,264)

Net Increase (Decrease) in Net Assets Resulting from Operations	$352,907	$(23,987,565)	$(296,041,968)	$(39,771,987)

* Commenced operations on December 6, 2021.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE PERIOD ENDED

OCTOBER 31, 2022

STATEMENTS OF OPERATIONS
	Catholic Responsible Investments Equity Index Fund*	Catholic Responsible Investments Small-Cap Fund*	Catholic Responsible Investments Multi-Style US Equity Fund*	Catholic Responsible Investments International Equity Fund*	Catholic Responsible Investments International Small-Cap Fund*

Investment Income:
Dividend Income	$39,400,121	$5,868,633	$6,653,218	$28,273,929	$2,449,614
Interest Income	95,846	46,743	118,389	242,473	12,761
Income from Securities Lending	11,765	17,469	1,620	150,556	4,652
Less: Foreign Taxes Withheld	(8,600)	(5,212)	(20,125)	(2,320,342)	(281,152)

Total Investment Income	39,499,132	5,927,633	6,753,102	26,346,616	2,185,875

Expenses:
Investment Advisory Fees	1,667,676	860,074	3,831,900	7,827,321	633,125
Administration Fees	548,930	84,926	132,966	215,729	13,022
Trustees’ Fees	38,822	13,859	34,769	39,022	19,413
Chief Compliance Officer Fees	2,879	2,879	8,636	8,636	5,758
Shareholder Servicing Fees	–	–	67,049	77,481	–
Rating Fees	377,328	119,107	–	–	–
Registration Fees	190,694	38,747	67,979	101,327	9,166
Offering Costs	44,451	44,451	59,302	59,246	44,451
Transfer Agent Fees	37,314	23,468	36,924	42,789	18,816
Custodian Fees	37,030	24,075	19,888	229,881	112,640
Pricing Fees	26,963	8,523	8,004	15,733	13,232
Legal Fees	25,464	10,093	26,167	29,046	15,035
Printing Fees	23,508	5,675	5,661	10,367	3,246
Audit Fees	12,950	12,950	14,800	17,575	16,650
Other Expenses	35,879	14,392	15,576	24,065	13,312

Total Expenses	3,069,888	1,263,219	4,329,621	8,698,218	917,866

Less:
Waiver of Investment Advisory Fees	(599,749)	–	–	–	(159,201)

Net Expenses	2,470,139	1,263,219	4,329,621	8,698,218	758,665

Net Investment Income	37,028,993	4,664,414	2,423,481	17,648,398	1,427,210

Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	(33,313,417)	12,191,401	(24,163,608)	(20,254,373)	(2,961,132)
Net Realized Loss on Futures Contracts	(1,568,637)	(792,975)	–	–	–
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	–	73	–	(692,941)	(233,556)

Net Realized Gain (Loss)	(34,882,054)	11,398,499	(24,163,608)	(20,947,314)	(3,194,688)

Net Change in Unrealized Appreciation/(Depreciation) on Investments	(503,898,531)	(66,727,309)	(130,426,422)	(333,037,477)	(16,996,377)
Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	85,218	160,780	–	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	–	11,513	32,599

Net Change in Unrealized Appreciation (Depreciation)	(503,813,313)	(66,566,529)	(130,426,422)	(333,025,964)	(16,963,778)

Net Realized and Unrealized Loss	(538,695,367)	(55,168,030)	(154,590,030)	(353,973,278)	(20,158,466)

Net Decrease in Net Assets Resulting from Operations	$(501,666,374)	$(50,503,616)	$(152,166,549)	$(336,324,880)	$(18,731,256)

* Commenced operations on December 6, 2021.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE PERIOD ENDED

OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

	Catholic Responsible Investments Magnus 45/55 Fund*	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund*	Catholic Responsible Investments Magnus 60/40 Beta Plus Fund*	Catholic Responsible Investments Magnus 75/25 Fund*

Investment Income:
Affiliated Dividend Income	$1,350,654	$14,172,792	$5,711,837	$3,008,085
Interest Income	785	2,418	1,048	901

Total Investment Income	1,351,439	14,175,210	5,712,885	3,008,986

Expenses:
Shareholder Servicing Fees	56,504	510,318	191,122	51,364
Trustees’ Fees	10,183	19,710	12,432	15,220
Chief Compliance Officer Fees	2,879	2,879	2,879	2,879
Offering Costs	59,337	59,246	59,246	59,246
Transfer Agent Fees	33,682	39,121	35,173	34,343
Audit Fees	12,950	12,950	12,950	12,950
Registration Fees	10,473	89,848	37,985	18,985
Legal Fees	7,825	13,846	9,253	8,699
Custodian Fees	4,253	10,332	7,745	3,704
Printing Fees	654	7,597	2,797	1,728
Pricing Fees	459	5,784	1,948	1,282
Other Expenses	10,370	19,212	13,330	12,538

Total Expenses	209,569	790,843	386,860	222,938

Less:
Waiver of Investment Advisory Fees	(153,067)	(280,525)	(195,740)	(171,574)

Net Expenses	56,502	510,318	191,120	51,364

Net Investment Income	1,294,937	13,664,892	5,521,765	2,957,622

Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Affiliated Investments	(1,788,011)	(3,974,638)	(1,762,303)	1,810,381

Net Realized Gain (Loss)	(1,788,011)	(3,974,638)	(1,762,303)	1,810,381

Net Change in Unrealized Appreciation/(Depreciation) on Affiliated Investments	(12,507,525)	(196,870,837)	(58,263,989)	(44,823,731)

Net Change in Unrealized Appreciation (Depreciation)	(12,507,525)	(196,870,837)	(58,263,989)	(44,823,731)

Net Realized and Unrealized Loss	(14,295,536)	(200,845,475)	(60,026,292)	(43,013,350)

Net Decrease in Net Assets Resulting from Operations	$(13,000,599)	$(187,180,583)	$(54,504,527)	$(40,055,728)

* Commenced operations on December 6, 2021.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE PERIOD ENDED

OCTOBER 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Ultra Short Bond Fund Period Ended October 31, 2022*	Catholic Responsible Investments Short Duration Bond Fund Period Ended October 31, 2022*	Catholic Responsible Investments Bond Fund Period Ended October 31, 2022*	Catholic Responsible Investments Opportunistic Bond Fund Period Ended October 31, 2022*
Operations:
Net Investment Income	$421,579	$7,161,051	$36,503,535	$9,946,277
Net Realized Loss	(8,617)	(11,665,193)	(76,482,126)	(22,647,984)
Net Change in Unrealized Appreciation/(Depreciation)	(60,055)	(19,483,423)	(256,063,377)	(27,070,280)

Net Increase (Decrease) in Net Assets Resulting from Operations	352,907	(23,987,565)	(296,041,968)	(39,771,987)

Distributions:
Institutional Shares	(422,750)	(7,441,449)	(36,269,579)	(9,390,670)
Investor Shares	—	—	(1,139,406)	(500,500)

Total Distributions	(422,750)	(7,441,449)	(37,408,985)	(9,891,170)

Capital Share Transactions:
Institutional:
Issued †	114,783,905	606,843,164	2,032,118,645	538,938,452
Reinvestment of Dividends and Distributions	421,283	7,357,793	34,103,635	8,999,935
Redeemed	(61,976,135)	(109,109,123)	(118,653,726)	(38,731,473)

Net Institutional Share Transactions	53,229,053	505,091,834	1,947,568,554	509,206,914

Investor:
Issued †	—	—	64,468,613	31,385,189
Reinvestment of Dividends and Distributions	—	—	1,063,975	455,749
Redeemed	—	—	(3,837,319)	(1,697,739)

Net Investor Share Transactions	—	—	61,695,269	30,143,199

Net Increase in Net Assets from Share Transactions	53,229,053	505,091,834	2,009,263,823	539,350,113

Total Increase in Net Assets	53,159,210	473,662,820	1,675,812,870	489,686,956

Net Assets:
Beginning of Period	—	—	—	—

End of Period	$53,159,210	$473,662,820	$1,675,812,870	$489,686,956

Shares Transactions:
Institutional:
Issued	11,477,134	60,965,313	206,586,063	54,218,033
Reinvestment of Dividends and Distributions	42,168	763,838	3,805,656	952,736
Redeemed	(6,198,331)	(11,382,189)	(12,894,640)	(4,047,178)

Net Institutional Shares Capital Share Transactions	5,320,971	50,346,962	197,497,079	51,123,591

Investor:
Issued	—	—	6,479,560	3,163,282
Reinvestment of Dividends and Distributions	—	—	118,712	48,317
Redeemed	—	—	(419,689)	(176,839)

Net Investor Shares Capital Share Transactions	—	—	6,178,583	3,034,760

Net Increase in Shares Outstanding from Share Transactions	5,320,971	50,346,962	203,675,662	54,158,351

* Commenced operations on December 6, 2021.

† Includes transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE PERIOD ENDED

OCTOBER 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Equity Index Fund Period Ended October 31, 2022*	Catholic Responsible Investments Small-Cap Fund Period Ended October 31, 2022*	Catholic Responsible Investments Multi-Style US Equity Fund Period Ended October 31, 2022*	Catholic Responsible Investments International Equity Fund Period Ended October 31, 2022*	Catholic Responsible Investments International Small-Cap Fund Period Ended October 31, 2022*
Operations:
Net Investment Income	$37,028,993	$4,664,414	$2,423,481	$17,648,398	$1,427,210
Net Realized Gain (Loss)	(34,882,054)	11,398,499	(24,163,608)	(20,947,314)	(3,194,688)
Net Change in Unrealized Appreciation/(Depreciation)	(503,813,313)	(66,566,529)	(130,426,422)	(333,025,964)	(16,963,778)

Net Decrease in Net Assets Resulting from Operations	(501,666,374)	(50,503,616)	(152,166,549)	(336,324,880)	(18,731,256)

Distributions:
Institutional Shares	(34,703,700)	(4,675,712)	(2,308,450)	(15,648,586)	(1,201,904)
Investor Shares	—	—	(105,310)	(707,870)	—

Total Distributions	(34,703,700)	(4,675,712)	(2,413,760)	(16,356,456)	(1,201,904)

Capital Share Transactions:
Institutional:
Issued †	3,565,302,235	547,307,376	791,195,487	1,406,729,935	88,775,709
Reinvestment of Dividends and Distributions	33,156,163	4,464,695	2,187,007	14,996,665	1,132,107
Redeemed	(224,885,147)	(33,602,335)	(30,492,707)	(77,483,997)	(4,814,060)

Net Institutional Share Transactions	3,373,573,251	518,169,736	762,889,787	1,344,242,603	85,093,756

Investor:
Issued †	—	—	62,489,577	72,268,339	—
Reinvestment of Dividends and Distributions	—	—	95,160	689,963	—
Redeemed	—	—	(9,310,531)	(8,345,996)	—

Net Investor Share Transactions	—	—	53,274,206	64,612,306	—

Net Increase in Net Assets from Share Transactions	3,373,573,251	518,169,736	816,163,993	1,408,854,909	85,093,756

Total Increase in Net Assets	2,837,203,177	462,990,408	661,583,684	1,056,173,573	65,160,596

Net Assets:
Beginning of Period	—	—	—	—	—

End of Period	$2,837,203,177	$462,990,408	$661,583,684	$1,056,173,573	$65,160,596

Shares Transactions:
Institutional:
Issued	358,455,987	54,978,253	80,122,394	143,220,457	8,978,038
Reinvestment of Dividends and Distributions	3,803,238	502,810	269,252	1,907,583	135,569
Redeemed	(24,523,504)	(3,570,779)	(3,307,261)	(8,783,586)	(509,470)

Net Institutional Shares Capital Share Transactions	337,735,721	51,910,284	77,084,385	136,344,454	8,604,137

Investor:
Issued	—	—	6,264,641	7,313,722	—
Reinvestment of Dividends and Distributions	—	—	12,021	87,913	—
Redeemed	—	—	(971,303)	(930,243)	—

Net Investor Shares Capital Share Transactions	—	—	5,305,359	6,471,392	—

Net Increase in Shares Outstanding from Share Transactions	337,735,721	51,910,284	82,389,744	142,815,846	8,604,137

* Commenced operations on December 6, 2021.

† Includes transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE PERIOD ENDED

OCTOBER 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Magnus 45/55 Fund Period Ended October 31, 2022*	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund Period Ended October 31, 2022*	Catholic Responsible Investments Magnus 60/40 Beta Plus Fund Period Ended October 31, 2022*	Catholic Responsible Investments Magnus 75/25 Fund Period Ended October 31, 2022*
Operations:
Net Investment Income	$1,294,937	$13,664,892	$5,521,765	$2,957,622
Net Realized Gain (Loss)	(1,788,011)	(3,974,638)	(1,762,303)	1,810,381
Net Change in Unrealized Appreciation/(Depreciation)	(12,507,525)	(196,870,837)	(58,263,989)	(44,823,731)

Net Decrease in Net Assets Resulting from Operations	(13,000,599)	(187,180,583)	(54,504,527)	(40,055,728)

Distributions:
Institutional Shares	(41,794)	(568,966)	(170,102)	(176,258)
Investor Shares	(34,507)	(349,859)	(135,333)	(31,231)

Total Distributions	(76,301)	(918,825)	(305,435)	(207,489)

Capital Share Transactions:
Institutional:
Issued †	50,959,239	841,029,062	315,593,702	275,902,150
Reinvestment of Dividends and Distributions	41,794	568,966	170,102	176,258
Redeemed	(2,084,687)	(15,371,660)	(8,589,842)	(53,980,882)

Net Institutional Share Transactions	48,916,346	826,226,368	307,173,962	222,097,526

Investor:
Issued †	50,147,800	507,992,930	179,250,158	51,254,998
Reinvestment of Dividends and Distributions	31,130	348,987	133,181	31,231
Redeemed	(14,596,215)	(148,180,461)	(44,168,766)	(12,896,316)

Net Investor Share Transactions	35,582,715	360,161,456	135,214,573	38,389,913

Net Increase in Net Assets from Share Transactions	84,499,061	1,186,387,824	442,388,535	260,487,439

Total Increase in Net Assets	71,422,161	998,288,416	387,578,573	220,224,222

Net Assets:
Beginning of Period	—	—	—	—

End of Period	$71,422,161	$998,288,416	$387,578,573	$220,224,222

Shares Transactions:
Institutional:
Issued	5,111,968	84,948,241	33,094,640	27,729,598
Reinvestment of Dividends and Distributions	4,106	55,455	16,547	17,030
Redeemed	(232,723)	(1,714,691)	(945,191)	(5,320,955)

Net Institutional Shares Capital Share Transactions	4,883,351	83,289,005	32,165,996	22,425,673

Investor:
Issued	5,043,408	50,905,980	17,995,975	5,158,036
Reinvestment of Dividends and Distributions	3,058	34,014	12,955	3,017
Redeemed	(1,624,792)	(15,764,088)	(4,801,806)	(1,353,565)

Net Investor Shares Capital Share Transactions	3,421,674	35,175,906	13,207,124	3,807,488

Net Increase in Shares Outstanding from Share Transactions	8,305,025	118,464,911	45,373,120	26,233,161

* Commenced operations on December 6, 2021.

† Includes transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Loss on Investments	Total from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (excluding waivers)**	Ratio of Net Investment Income to Average Net Assets**	Portfolio Turnover‡
Catholic Responsible Investments Ultra Short Bond Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.07	$ –(a)	$0.07	$ (0.08)	$ (0.08)	$ 9.99	0.69%	$ 53,159	0.35%	0.58%	0.80%	14%
Catholic Responsible Investments Short Duration Bond Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.13	$ (0.58)	$(0.45)	$ (0.14)	$ (0.14)	$ 9.41	(4.52)%	$ 473,663	0.35%	0.37%	1.54%	95%
Catholic Responsible Investments Bond Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.20	$ (1.77)	$(1.57)	$ (0.20)	$ (0.20)	$ 8.23	(15.86)%	$1,624,983	0.36%	0.36%	2.39%	86%
Investor Shares

2022(1)	$ 10.00	$ 0.18	$ (1.76)	$(1.58)	$ (0.19)	$ (0.19)	$ 8.23	(15.97)%	$ 50,830	0.51%	0.51%	2.23%	86%
Catholic Responsible Investments Opportunistic Bond Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.19	$ (0.96)	$(0.77)	$ (0.19)	$ (0.19)	$ 9.04	(7.75)%	$ 462,249	0.41%	0.44%	2.24%	179%
Investor Shares

2022(1)	$ 10.00	$ 0.18	$ (0.96)	$(0.78)	$ (0.18)	$ (0.18)	$ 9.04	(7.88)%	$ 27,438	0.56%	0.60%	2.10%	179%
Catholic Responsible Investments Equity Index Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.11	$ (1.61)	$(1.50)	$ (0.10)	$ (0.10)	$ 8.40	(15.01)%	$2,837,203	0.09%	0.11%	1.34%	21%
Catholic Responsible Investments Small-Cap Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.09	$ (1.08)	$(0.99)	$ (0.09)	$ (0.09)	$ 8.92	(9.88)%	$ 462,990	0.29%	0.29%	1.09%	25%
Catholic Responsible Investments Multi-Style US Equity Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.03	$ (1.97)	$(1.94)	$ (0.03)	$ (0.03)	$ 8.03	(19.39)%	$ 618,980	0.67%	0.67%	0.39%	33%
Investor Shares

2022(1)	$ 10.00	$ 0.02	$ (1.97)	$(1.95)	$ (0.02)	$ (0.02)	$ 8.03	(19.50)%	$ 42,604	0.82%	0.82%	0.23%	33%

*	Per share calculated using average shares.
†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Portfolio turnover is for the period indicated and has not been annualized if less than one year. Excludes effect of in-kind transfers.
(1)	Commenced operations on December 6, 2021.
(a)	Amount is less than $0.005 per share.
**	Annualized.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Loss on Investments	Total from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (excluding waivers)**	Ratio of Net Investment Income to Average Net Assets**	Portfolio Turnover‡
Catholic Responsible Investments International Equity Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.13	$ (2.61)	$ (2.48)	$ (0.12)	$ (0.12)	$ 7.40	(24.88)%	$1,008,309	0.82%	0.82%	1.68%	46%
Investor Shares

2022(1)	$ 10.00	$ 0.12	$ (2.61)	$ (2.49)	$ (0.11)	$ (0.11)	$ 7.40	(24.98)%	$ 47,864	0.97%	0.97%	1.52%	46%
Catholic Responsible Investments International Small-Cap Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.18	$ (2.47)	$ (2.29)	$ (0.14)	$ (0.14)	$ 7.57	(22.99)%	$ 65,161	1.15%	1.40%	2.17%	69%
Catholic Responsible Investments Magnus 45/55 Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.15	$ (1.54)	$ (1.39)	$ (0.01)	$ (0.01)	$ 8.60	(13.93)%	$ 42,017	–%(2)	0.20%(2)	1.75%	9%
Investor Shares

2022(1)	$ 10.00	$ 0.13	$ (1.53)	$ (1.40)	$ (0.01)	$ (0.01)	$ 8.59	(14.03)%	$ 29,405	0.15%(2)	0.35%(2)	1.56%	9%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.12	$ (1.68)	$ (1.56)	$ (0.01)	$ (0.01)	$ 8.43	(15.63)%	$ 702,135	–%(2)	0.03%(2)	1.49%	3%
Investor Shares

2022(1)	$ 10.00	$ 0.10	$ (1.67)	$ (1.57)	$ (0.01)	$ (0.01)	$ 8.42	(15.74)%	$ 296,153	0.15%(2)	0.18%(2)	1.20%	3%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.15	$ (1.59)	$ (1.44)	$ (0.01)	$ (0.01)	$ 8.55	(14.42)%	$ 274,863	–%(2)	0.06%(2)	1.82%	5%
Investor Shares

2022(1)	$ 10.00	$ 0.12	$ (1.58)	$ (1.46)	$ (0.01)	$ (0.01)	$ 8.53	(14.63)%	$ 112,716	0.15%(2)	0.21%(2)	1.47%	5%
Catholic Responsible Investments Magnus 75/25 Fund
Institutional Shares

2022(1)	$ 10.00	$ 0.12	$ (1.71)	$ (1.59)	$ (0.01)	$ (0.01)	$ 8.40	(15.94)%	$ 188,299	–%(2)	0.08%(2)	1.40%	5%
Investor Shares

2022(1)	$ 10.00	$ 0.10	$ (1.71)	$ (1.61)	$ (0.01)	$ (0.01)	$ 8.38	(16.15)%	$ 31,925	0.15%(2)	0.23%(2)	1.23%	5%

*	Per share calculated using average shares.
†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Portfolio turnover is for the period indicated and has not been annualized if less than one year. Excludes effect of in-kind transfers.
(1)	Commenced operations on December 6, 2021.
(2)	The expense ratios do not include expenses of the underlying affiliated investment companies.
**	Annualized.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

Catholic Responsible Investments Funds (the “Trust”) is an open-end management investment company that currently offers shares of thirteen active separate diversified portfolios: the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Small-Cap Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments International Small-Cap Fund, Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, and Catholic Responsible Investments Magnus 75/25 Fund (each, a “Fund” and together, the “Funds”). The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated July 8, 2021 and amended and restated November 17, 2021 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of shares of such portfolios. Each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio. The Funds are successors to the funds of the Catholic United Investment Trust (the “Predecessor Funds”). The Predecessor Funds were managed by Christian Brothers Investment Services, Inc. (“CBIS,” or, the “Adviser”) using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used in managing the Funds. The Predecessor Funds dissolved and reorganized into the Investor Shares and Institutional Shares of each Fund on December 6, 2021. All of the assets of the Predecessor Funds were transferred to the Funds in connection with the reorganization.

The investment objective of the Catholic Responsible Investments Ultra Short Bond Fund seeks to provide current income consistent with the preservation of capital.

The investment objective of the Catholic Responsible Investments Short Duration Bond Fund seeks maximum current income consistent with the preservation of capital.

The investment objective of the Catholic Responsible Investments Bond Fund seeks current income and long-term capital appreciation.

The investment objective of the Catholic Responsible Investments Opportunistic Bond Fund seeks current income and to provide relatively low correlation to equity assets.

The investment objective of the Catholic Responsible Investments Equity Index Fund seeks to replicate as closely as possible, before expenses, the performance of the S&P500® Index.

The investment objective of the Catholic Responsible Investments Small-Cap Fund seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

The investment objective of the Catholic Responsible Investments Multi-Style US Equity Fund seeks to achieve long-term capital appreciation.

The investment objective of the Catholic Responsible Investments International Equity Fund seeks to achieve long-term capital appreciation.

The investment objective of the Catholic Responsible Investments International Small-Cap Fund seeks to achieve long-term capital appreciation.

The investment objective of each of the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund (together, the “Magnus Funds”) seeks to achieve current income and long-term capital appreciation.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees (the “Board”) without shareholder approval.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Futures are valued at the final settled price or in lieu of a settled price at the last sale price on the day of valuation.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Board becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Board and were implemented through a Fair Value Committee designated by the Board.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.)

Level 3 — Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the period ended October 31, 2022, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely- than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds may invest in exchange traded futures. These contracts are generally used to provide the return of a type of security without purchasing the securities of the underlying futures contract or to manage the Fund’s overall exposure to the market risk of the fixed income and equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities, with a value equal to a percentage of the contract amount, with either a futures commission merchant or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon the changes in the value of the contract (the variation margin).

A margin deposit held at one counterparty for the futures contracts is included in “Cash pledged as Collateral for Futures Contracts” on the Statement of Assets and Liabilities and would be noted on the Schedule of Investments, if applicable. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

For the period ended October 31, 2022, the quarterly average notional value of futures contracts held was as follows:

Catholic Responsible Investments Short Duration Bond Fund
Average Monthly Notional Value Long	$7,260,572
Average Monthly Notional Value Short	$(1,023,967)
Catholic Responsible Investments Bond Fund
Average Monthly Notional Value Long	$11,395,289
Catholic Responsible Investments Equity Index Fund
Average Monthly Notional Value Long	$7,780,987
Catholic Responsible Investments Small-Cap Fund
Average Monthly Notional Value Long	$6,140,953

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

The following tables are the exposure by type of risk on derivatives held throughout the period:

Catholic Responsible Investments Short Duration Bond Fund Statements of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives

Equity Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$45,306	$428,694

		$45,306	$428,694

Catholic Responsible Investments Equity Index Fund Statements of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives

Equity Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$85,218	$—

		$85,218	$—

Catholic Responsible Investments Small-Cap Fund Statements of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives

Equity Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$160,780	$—

		$160,780	$—

* Unrealized appreciation/(depreciation) on Futures Contracts is included in distributable earnings/(accumulated loss).

The effect of derivative instruments on the Statements of Operations for the period ended October 31, 2022, was as follows:

Catholic Responsible Investments Short Duration Bond Fund	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**

Equity Risk
Futures contracts	$(7,372)	$(383,388)

	$(7,372)	$(383,388)

Catholic Responsible Investments Bond Fund	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**

Equity Risk
Futures contracts	$(2,582,101)	$—

	$(2,582,101)	$—

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

Catholic Responsible Investments Opportunistic Bond Fund	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**

Equity Risk
Futures contracts	$549,322	$—

	$549,322	$—

Catholic Responsible Investments Equity Index Fund	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**

Equity Risk
Futures contracts	$(1,568,637)	$85,218

	$(1,568,637)	$85,218

Catholic Responsible Investments Small-Cap Fund	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**

Equity Risk
Futures contracts	$(792,975)	$160,780

	$(792,975)	$160,780

* Futures contracts are included in net realized gain (loss) on Futures Contracts.

** Futures contracts are included in change in unrealized appreciation (depreciation) on Futures Contracts.

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually. The Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund distribute their net investment income quarterly and make distributions or their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — A redemption fee of 2.00% of the value of the shares sold will be imposed on shares of the Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund redeemed within 30 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fees”). Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

Deferred Offering Costs — Offering costs of the Funds, including costs of printing the initial prospectus, legal, and registration fees, are amortized to expense over a twelve month period.

Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1⁄3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The investment of cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan. The following table discloses the securities on loan as of October 31, 2022:

Fund	Market Value Securities on Loan	Cash Collateral for Securities on Loan
Catholic Responsible Investments Equity Index Fund	$1,588,164	$1,620,447
Catholic Responsible Investments Small-Cap Fund	3,380,973	3,468,565
Catholic Responsible Investments International Equity Fund	11,224,539	11,832,868
Catholic Responsible Investments International Small-Cap Fund	511,549	542,527

Repurchase Agreements — A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

The Magnus Funds invest soley in underlying CRI funds.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the period ended October 31, 2022, the Funds were charged the following for these services:

Administration Fees
Catholic Responsible Investments Ultra Short Bond Fund	$10,445
Catholic Responsible Investments Short Duration Bond Fund	92,028
Catholic Responsible Investments Bond Fund	309,931
Catholic Responsible Investments Opportunistic Bond Fund	95,241
Catholic Responsible Investments Equity Index Fund	548,930
Catholic Responsible Investments Small-Cap Fund	84,926
Catholic Responsible Investments Multi-Style US Equity Fund	132,966
Catholic Responsible Investments International Equity Fund	215,729
Catholic Responsible Investments International Small-Cap Fund	13,022

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended October 31, 2022, these amounts can be found on the Statement of Operations under Shareholder Servicing Fees.

Atlantic Shareholder Services, LLC serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

5. Investment Advisory Agreement:

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Funds and oversees the investment sub-advisory services provided to the Asset Class Funds. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with the Adviser, and under the supervision of the Adviser and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Asset Class Funds. The Adviser pays each Fund’s Sub-Advisers out of the fee it receives from such Fund.

After its initial two year term, the continuance of each Investment Advisory Agreement with respect to each Fund must be specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser or Sub-Adviser on not less than 30 days’ nor more than 60 days’ written notice to the other party.

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
Catholic Responsible Investments Ultra Short Bond Fund	0.25%
Catholic Responsible Investments Short Duration Bond Fund	0.30%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Opportunistic Bond Fund	0.35%
Catholic Responsible Investments Equity Index Fund	0.06%
Catholic Responsible Investments Small-Cap Fund	0.20%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments International Small-Cap	0.96%
Catholic Responsible Investments Magnus 45/55 Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%

The Magnus Funds do not pay an advisory fee due to the fact their sole investments are in CRI underlying funds.

For each Fund, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) for each of that Fund’s share class(es) from exceeding certain levels as set forth below until October 31, 2023 (each, a “contractual expense limit”). In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on October 31, 2023. As of October 31, 2022, the amounts waived on the Statement of Operations under Waiver of Investment Advisory Fees or Waiver of Expenses are open to recoupment.

Fund	Contractual Expense Limit
Catholic Responsible Investments Ultra Short Bond Fund	0.35%
Catholic Responsible Investments Short Duration Bond Fund	0.35%
Catholic Responsible Investments Bond Fund	0.37%
Catholic Responsible Investments Opportunistic Bond Fund	0.41%
Catholic Responsible Investments Equity Index Fund	0.09%
Catholic Responsible Investments Small-Cap Fund	0.31%
Catholic Responsible Investments Multi-Style US Equity Fund	0.69%
Catholic Responsible Investments International Equity Fund	0.84%
Catholic Responsible Investments International Small-Cap	1.15%
Catholic Responsible Investments Magnus 45/55 Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%

6. Investment Transactions:

For the period ended October 31, 2022, the purchases and sales of investment securities other than short-term investments and in-kind transactions, were as follows:

	U.S. Government	Other	Total
Catholic Responsible Investments Ultra Short Bond Fund
Purchases	$—	$359,269	$359,269
Sales	—	3,610,898	3,610,898
Catholic Responsible Investments Short Duration Bond Fund
Purchases	276,135,634	176,421,746	452,557,380
Sales	243,833,284	262,349,452	506,182,736
Catholic Responsible Investments Bond Fund
Purchases	1,049,270,912	428,941,229	1,478,212,141
Sales	990,220,081	313,870,884	1,304,090,965
Catholic Responsible Investments Opportunistic Bond Fund
Purchases	480,308,187	227,930,138	708,238,325
Sales	437,672,723	260,842,857	698,515,580
Catholic Responsible Investments Equity Index Fund
Purchases	—	678,923,376	678,923,376
Sales	—	634,030,770	634,030,770
Catholic Responsible Investments Small-Cap Fund
Purchases	—	115,861,984	115,861,984
Sales	—	117,854,774	117,854,774
Catholic Responsible Investments Multi-Style US Equity Fund
Purchases	—	222,433,295	222,433,295
Sales	—	246,393,065	246,393,065
Catholic Responsible Investments International Equity Fund
Purchases	—	654,404,787	654,404,787
Sales	—	518,713,558	518,713,558
Catholic Responsible Investments International Small-Cap Fund
Purchases	—	58,231,929	58,231,929
Sales	—	48,337,118	48,337,118
Catholic Responsible Investments Magnus 45/55 Fund
Purchases	—	7,876,520	7,876,520
Sales	—	13,812,459	13,812,459

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

	U.S. Government	Other	Total
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Purchases	$—	$40,098,610	$40,098,610
Sales	—	26,575,227	26,575,227
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Purchases	—	111,980,614	111,980,614
Sales	—	17,026,404	17,026,404
Catholic Responsible Investments Magnus 75/25 Fund
Purchases	—	12,593,560	12,593,560
Sales	—	54,158,735	54,158,735

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the period. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

During the fiscal period October 31, 2022, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions declared during the fiscal period ended October 31, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Catholic Responsible Investments Ultra Short Bond Fund
2022	$422,750	$—	$—	$422,750
Catholic Responsible Investments Short Duration Bond Fund
2022	7,441,449	—	—	7,441,449
Catholic Responsible Investments Bond Fund
2022	37,408,985	—	—	37,408,985
Catholic Responsible Investments Opportunistic Bond Fund
2022	9,891,170	—	—	9,891,170
Catholic Responsible Investments Equity Index Fund
2022	34,703,700	—	—	34,703,700
Catholic Responsible Investments Small-Cap Fund
2022	4,675,712	—	—	4,675,712
Catholic Responsible Investments Multi-Style US Equity Fund
2022	2,413,760	—	—	2,413,760
Catholic Responsible Investments International Equity Fund
2022	16,356,456	—	—	16,356,456
Catholic Responsible Investments International Small-Cap Fund
2022	1,201,904	—	—	1,201,904
Catholic Responsible Investments Magnus 45/55 Fund
2022	76,301	—	—	76,301
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
2022	918,825	—	—	918,825
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
2022	305,435	—	—	305,435
Catholic Responsible Investments Magnus 75/25 Fund
2022	207,489	—	—	207,489

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

As of October 31, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Catholic Responsible Investments Ultra Short Bond Fund	$45,758	$—	$(15,684)	$(84,709)	$(39,862)	$(94,497)
Catholic Responsible Investments Short Duration Bond Fund	172,162	—	(11,933,982)	(19,779,092)	(39,863)	(31,580,775)
Catholic Responsible Investments Bond Fund	508,310	—	(70,106,182)	(214,404,442)	(59,243)	(284,061,557)
Catholic Responsible Investments Opportunistic Bond Fund	167,646	—	(22,668,460)	(25,124,882)	(59,170)	(47,684,866)
Catholic Responsible Investments Equity Index Fund	2,590,289	—	(18,891,817)	829,551,638	(39,864)	813,210,246
Catholic Responsible Investments Small- Cap Fund	202,386	15,826,441	—	37,194,001	(39,864)	53,182,964
Catholic Responsible Investments Multi- Style US Equity Fund	91,835	—	(17,018,866)	(55,080,870)	(59,302)	(72,067,203)
Catholic Responsible Investments International Equity Fund	1,438,932	—	(10,706,396)	(66,014,867)	(68,474)	(75,350,805)
Catholic Responsible Investments International Small- Cap Fund	160,718	—	(2,778,214)	(12,444,108)	(39,883)	(15,101,487)
Catholic Responsible Investments Magnus 45/55 Fund	1,277,973	—	(1,467,696)	(875,192)	(59,337)	(1,124,252)
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	12,805,313	—	(705,213)	(11,655,150)	(59,246)	385,704
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	5,275,573	—	(83,980)	7,776,994	(59,244)	12,909,343
Catholic Responsible Investments Magnus 75/25 Fund	4,836,007	—	—	7,219,842	(59,244)	11,996,605

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Losses carried forward are as follows:

	Short-Term Loss	Long-Term Loss	Total
Catholic Responsible Investments Ultra Short Bond Fund	$13,136	$2,548	$15,684
Catholic Responsible Investments Short Duration Bond Fund	5,069,824	6,864,158	11,933,982
Catholic Responsible Investments Bond Fund	41,742,162	28,364,020	70,106,182
Catholic Responsible Investments Opportunistic Bond Fund	11,710,286	10,958,174	22,668,460
Catholic Responsible Investments Equity Index Fund	18,891,817	—	18,891,817
Catholic Responsible Investments Multi-Style US Equity Fund	8,722,283	8,296,583	17,018,866
Catholic Responsible Investments International Equity Fund	10,706,396	—	10,706,396
Catholic Responsible Investments International Small-Cap Fund	2,778,214	—	2,778,214
Catholic Responsible Investments Magnus 45/55 Fund	832,678	635,017	1,467,695
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	704,484	729	705,213
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	83,110	870	83,980

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment companies. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2022, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Catholic Responsible Investments Ultra Short Bond Fund	$55,054,301	$1,237	$(85,946)	$(84,709)
Catholic Responsible Investments Short Duration Bond Fund	476,421,838	26,460	(19,805,552)	(19,779,092)
Catholic Responsible Investments Bond Fund	1,859,678,498	1,503,518	(215,907,960)	(214,404,442)
Catholic Responsible Investments Opportunistic Bond Fund	499,784,439	247,175	(25,372,057)	(25,124,882)
Catholic Responsible Investments Equity Index Fund	1,999,674,281	935,670,428	(106,118,790)	829,551,638
Catholic Responsible Investments Small-Cap Fund	420,685,273	95,898,030	(58,704,029)	37,194,001
Catholic Responsible Investments Multi-Style US Equity Fund	693,803,201	43,450,946	(98,531,816)	(55,080,870)
Catholic Responsible Investments International Equity Fund	1,102,066,937	108,994,309	(175,009,176)	(66,014,867)
Catholic Responsible Investments International Small-Cap Fund	75,860,765	3,802,727	(16,246,835)	(12,444,108)
Catholic Responsible Investments Magnus 45/55 Fund	72,208,490	4,178,653	(5,053,845)	(875,192)
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	1,010,074,116	56,265,686	(67,920,836)	(11,655,150)
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	379,822,207	25,815,126	(18,038,132)	7,776,994
Catholic Responsible Investments Magnus 75/25 Fund	212,899,204	17,574,791	(10,354,949)	7,219,842

8. Concentration of Shareholders:

At October 31, 2022, the percentage of total shares outstanding held by Institutional Class shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Catholic Responsible Investments Ultra Short Bond Fund	3	22
Catholic Responsible Investments Short Duration Bond Fund	3	39
Catholic Responsible Investments Bond Fund	2	21
Catholic Responsible Investments Opportunistic Bond Fund	4	45
Catholic Responsible Investments Equity Index Fund	3	23
Catholic Responsible Investments Small-Cap Fund	3	25
Catholic Responsible Investments Multi-Style US Equity Fund	2	44
Catholic Responsible Investments International Equity Fund	4	41
Catholic Responsible Investments International Small-Cap Fund	4	73

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

	No. of Shareholders	% Ownership
Catholic Responsible Investments Magnus 45/55 Fund	5	61
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	4	42
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	7	55
Catholic Responsible Investments Magnus 75/25 Fund	6	50

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration of Risks:

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a particular Fund.

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Derivatives Risk — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk and leverage risk are each described elsewhere in this section. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment.

New Fund Risk — Because the Funds are new, investors in the Funds bear the risk that the Funds may not be successful in implementing their investment strategies, may not employ successful investment strategies, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Foreign Currency Risk — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in Underlying Funds Risk — The value of an investment in the Funds is based primarily on the prices of the Underlying Funds in which the Funds invest. In turn, the price of each Underlying Fund is based on the value of its assets. Each Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of such Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Funds, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described elsewhere in this section, although a Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

10. In-Kind Transfers of Securities:

The Funds may issue or redeem shares in-kind. These securities and cash, if any, are transferred at their current value on the date of such transactions. Any recognized gain is included on the Statements of Operations under Net Realized Gain (Loss) on Investments. See below for in-kind transfers during the period ended October 31, 2022.

	Shares Issued	Value	Gain
Catholic Responsible Investments Bond Fund	16,889,665	$146,810,988	$–
Catholic Responsible Investments Multi-Style US Equity Fund	4,531,541	37,521,159	–

Due to the Funds’ reorganization on December 6, 2021, the Funds received contributions in-kind of investment securities. The securities were received in a tax-free transaction at their current fair value including unrealized appreciation/depreciation as noted in the table below on the date of the transactions. The Funds made an accounting policy election to carryforward the historical cost basis of the securities transferred given the tax-free

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

nature of the transaction. As a result of this contribution, the following units of the Fund were issued for assets valued at:

	Units Issued	Securities At Value	Cash	Income Receivable	Other	Total Assets	Unrealized Appreciation/ (Depreciation)
Catholic Responsible Investments Ultra Short Bond Fund	6,167,174	$50,062,171	$11,592,443	$47,908	$—	$61,702,522	$(24,654)
Catholic Responsible Investments Short Duration Bond Fund	53,069,668	508,549,766	19,311,957	2,597,565	—	530,459,288	(151,761)
Catholic Responsible Investments Bond Fund	177,862,008	1,708,891,087	62,494,447	6,506,080	1,029,109	1,778,920,723	49,389,396
Catholic Responsible Investments Opportunistic Bond Fund	52,152,969	502,844,264	16,260,246	2,412,933	2,167	521,519,610	1,978,291
Catholic Responsible Investments Equity Index Fund	333,201,648	3,327,560,433	380,171	3,833,324	27,536	3,331,801,464	1,349,580,320
Catholic Responsible Investments Small-Cap Fund	51,612,440	515,226,417	485,709	417,745	—	516,129,871	108,362,292
Catholic Responsible Investments Multi-Style US Equity Fund	79,868,550	798,383,041	16,731	444,471	6,437	798,850,680	82,513,106
Catholic Responsible Investments International Equity Fund	130,018,252	1,262,019,716	37,303,994	962,979	13,670	1,300,300,359	277,330,531
Catholic Responsible Investments International Small-Cap Fund	7,670,860	72,842,536	3,793,960	74,782	—	76,711,278	4,831,673
Catholic Responsible Investments Magnus 45/55 Fund	9,158,563	91,564,944	1,439	—	—	91,566,383	11,952,648
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	118,573,471	1,185,789,677	114,685	—	—	1,185,904,362	188,485,112
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	32,272,630	352,671,372	17,874	—	—	352,689,246	67,719,305
Catholic Responsible Investments Magnus 75/25 Fund	30,470,066	304,697,617	4,988	—	—	304,702,605	52,259,822

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments, other than that listed below, were required to the financial statements as of October 31, 2022.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Catholic Responsible Investments Funds

and the Shareholders of CRI Ultra Short Bond Fund, CRI Short Duration Bond Fund, CRI Opportunistic Bond Fund, CRI Bond Fund, CRI Equity Index Fund, CRI Multi-Style US Equity Fund, CRI International Equity Fund, CRI Small-Cap Fund, CRI International Small-Cap Fund, CRI Magnus 45/55 Fund, CRI Magnus 60/40 Alpha Plus Fund, CRI Magnus 60/40 Beta Plus Fund, and CRI Magnus 75/25 Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CRI Ultra Short Bond Fund, CRI Short Duration Bond Fund, CRI Opportunistic Bond Fund, CRI Bond Fund, CRI Equity Index Fund, CRI Multi-Style US Equity Fund, CRI International Equity Fund, CRI Small-Cap Fund, CRI International Small-Cap Fund, CRI Magnus 45/55 Fund, CRI Magnus 60/40 Alpha Plus Fund, CRI Magnus 60/40 Beta Plus Fund, and CRI Magnus 75/25 Fund, each a series of shares of beneficial interest in Catholic Responsible Investments Funds (the “Funds”), including the schedules of investments, as of October 31, 2022, and the related statements of operations, statements of changes in net assets, and the financial highlights for the period December 6, 2021 (commencement of operations) to October 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of their operations, the changes in their net assets, and their financial highlights for the period December 6, 2021 to October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and other parties, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Catholic Responsible Investments Funds since 2021.

Philadelphia, Pennsylvania

December 29, 2022

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2022 to October 31, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Catholic Responsible Investments Ultra Short Bond Fund
Actual Fund Return
Institutional	$1,000.00	$1,006.90	0.34%	$1.72
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.49	0.34%	$1.73
Catholic Responsible Investments Short Duration Bond Fund
Actual Fund Return
Institutional	$1,000.00	$984.50	0.35%	$1.75
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.44	0.35%	$1.79
Catholic Responsible Investments Bond Fund
Actual Fund Return
Institutional	$1,000.00	$924.50	0.37%	$1.79
Investor	1,000.00	923.80	0.52%	2.52
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.34	0.37%	$1.89
Investor	1,000.00	1,022.58	0.52%	2.65
Catholic Responsible Investments Opportunistic Bond Fund
Actual Fund Return
Institutional	$1,000.00	$959.90	0.42%	$2.07
Investor	1,000.00	959.10	0.57%	2.81
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.09	0.42%	$2.14
Investor	1,000.00	1,022.33	0.57%	2.91
Catholic Responsible Investments Equity Index Fund
Actual Fund Return
Institutional	$1,000.00	$939.90	0.09%	$0.44
Hypothetical 5% Return
Institutional	$1,000.00	$1,024.75	0.09%	$0.46
Catholic Responsible Investments Small-Cap Fund
Actual Fund Return
Institutional	$1,000.00	$992.20	0.31%	$1.56
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.64	0.31%	$1.58
Catholic Responsible Investments Multi-Style US Equity Fund
Actual Fund Return
Institutional	$1,000.00	$928.00	0.67%	$3.26
Investor	1,000.00	927.20	0.83%	4.03
Hypothetical 5% Return
Institutional	$1,000.00	$1,021.83	0.67%	$3.41
Investor	1,000.00	1,021.02	0.83%	4.23
Catholic Responsible Investments International Equity Fund
Actual Fund Return
Institutional	$1,000.00	$883.20	0.80%	$3.80
Investor	1,000.00	882.40	0.96%	4.55
Hypothetical 5% Return
Institutional	$1,000.00	$1,021.17	0.80%	$4.08
Investor	1,000.00	1,020.37	0.96%	4.89

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Catholic Responsible Investments International Small-Cap Fund
Actual Fund Return
Institutional	$1,000.00	$837.10	1.15%	$5.33
Hypothetical 5% Return
Institutional	$1,000.00	$1,019.41	1.15%	$5.85
Catholic Responsible Investments Magnus 45/55 Fund
Actual Fund Return
Institutional	$1,000.00	$939.90	—%	$–
Investor	1,000.00	938.80	0.15%	0.73
Hypothetical 5% Return
Institutional	$1,000.00	$1,025.21	—%	$–
Investor	1,000.00	1,024.45	0.15%	0.77
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Actual Fund Return
Institutional	$1,000.00	$934.60	—%	$–
Investor	1,000.00	933.50	0.16%	0.78
Hypothetical 5% Return
Institutional	$1,000.00	$1,025.21	—%	$–
Investor	1,000.00	1,024.40	0.16%	0.82
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Actual Fund Return
Institutional	$1,000.00	$938.50	—%	$–
Investor	1,000.00	936.30	0.15%	0.73
Hypothetical 5% Return
Institutional	$1,000.00	$1,025.21	—%	$–
Investor	1,000.00	1,024.45	0.15%	0.77
Catholic Responsible Investments Magnus 75/25 Fund
Actual Fund Return
Institutional	$1,000.00	$933.30	—%	$–
Investor	1,000.00	932.10	0.15%	0.73
Hypothetical 5% Return
Institutional	$1,000.00	$1,025.21	—%	$–
Investor	1,000.00	1,024.45	0.15%	0.77

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022

TRUSTEES AND OFFICERS (Unaudited)

Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is Catholic Responsible Investments Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Each Trustee oversees 13 Funds in the “Fund Complex”.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
INTERESTED TRUSTEES
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 2021)[1]	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee of The KP Funds to 2020.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2021)[1]	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2020.

1	Denotes Trustees who are deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES
Joseph T. Grause, JR. (Born: 1952)	Trustee Lead Independent Trustee (since 2021)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2020.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2021)	Retired. Private investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee of The KP Funds to 2020.

Betty L. Krikorian (Born: 1943)	Trustee (since 2021)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2020.

Robert Mulhall (Born: 1958)	Trustee (since 2021)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2020.

Bruce R. Speca (Born: 1956)	Trustee (since 2021)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2020.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (since 2021)	Director of Client Service, SEI Investments, since 2004.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2021)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2021)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2021)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2020. Chief Compliance Officer of Schroder Global Series Trust to 2021.

None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2021)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President & Secretary (since 2021)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

None.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.
Robert Morrow (Born: 1968)	Vice President (since 2021)	Account Manager, SEI Investments, since 2007.	None.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2021)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2021)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Catholic Responsible Investments Short Duration Bond Fund

Catholic Responsible Investments Opportunistic Bond Fund

Catholic Responsible Investments Bond Fund

The Board’s Considerations in Approving the Agreements

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ sub-advisory agreements (the “Agreements”) must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of Catholic Responsible Investments Funds (the “Trust”) who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on May 23-24, 2022 (the “May 2022 Meeting”) to approve (i) the appointment of Teachers Advisors, LLC (“TAL”) as an investment sub-adviser to the Catholic Responsible Investments Short Duration Bond Fund, the Catholic Responsible Investments Opportunistic Bond Fund, and the Catholic Responsible Investments Bond Fund; (ii) the appointment of Wellington Management Company, LLP (“Wellington Management”) as an investment sub-adviser to the Short Duration Bond Fund; and (iii) the appointment of Sun Life Capital Management (U.S.) LLC (“SLC Management”) as an investment sub-adviser to the Opportunistic Bond Fund.

In preparation for the May 2022 Meeting, the Trustees requested that CBIS and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. The Trustees used this information, as well as other information that CBIS, the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the May 2022 Meeting, as well as at the Board’s meetings held on August 17-18, 2021 and November 15-17, 2021 (the “2021 Meetings”), to help them decide whether to approve the Agreements for an initial two-year term.

Specifically, the Board requested and received written materials from CBIS, the Sub-Advisers and other service providers of the Funds, or considered information previously furnished or presented at the 2021 Meetings, regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and information about their financial condition, capitalization, profitability or financial viability to sub-advise the Funds; (iv) TAL’s and Wellington Management’s brokerage practices (including any soft dollar arrangements) and the Sub-Advisers’ investment strategies; (v) the Funds’ proposed advisory fees to be paid to CBIS and the Sub-Advisers; (vi) the Sub-Advisers’ compliance programs, including a description of any material compliance matters and any material compliance violations; (vii) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (viii) the Sub-Advisers’ investment experience; (ix) CBIS’ rationale for recommending the Sub-Advisers; and (x) TAL’s and Wellington Management’s performance in managing similar accounts.

Representatives from CBIS and the Sub-Advisers then presented additional information and participated in question and answer sessions at the May 2022 Meeting to help the Trustees evaluate the Sub-Advisers’ services, fees and other aspects of the Agreements.

Based on their evaluation of the information provided by CBIS and the Sub-Advisers, the Trustees, including all of the trustees who are not parties to the Agreements nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the Agreements (the “Independent Trustees”), voting separately, approved the Agreements at the May 2022 Meeting. In considering the approval of the Agreements, the Board considered various factors that it determined were relevant, including: (i) the nature, extent and quality of the services to be

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

provided by the Sub-Advisers; and (ii) the fees to be paid to CBIS and the Sub-Advisers, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Sub-Advisers

In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board reviewed the portfolio management services to be provided by the Sub-Advisers to the Funds, including the quality of the portfolio management personnel, the resources of the Sub-Advisers and each Sub-Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreements. The Trustees also reviewed the Sub-Advisers’ proposed investment and risk management approaches for the Funds. The Trustees considered that CBIS would supervise and monitor the performance of the Sub-Advisers. The responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Sub-Advisers to the Funds were available to the Board, as were the most recent investment adviser registration forms (“Form ADV”) for the Sub-Advisers, in the materials or through public disclosure.

The Trustees also considered other services to be provided to the Funds by the Sub-Advisers such as monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Sub-Advisers would be satisfactory.

Investment Performance of the Sub-Advisers

Because the Sub-Advisers are new to the Funds and had not managed the Funds’ assets, they did not yet have investment performance records with respect to the Funds and it was not possible to determine the profitability that the Sub-Advisers might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Advisers’ investment performance with respect to the Funds, the Sub-Advisers’ profitability, or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Funds grow, but will do so during future considerations of the Agreements.

Costs of Advisory Services

In considering the advisory fees payable by the Funds to CBIS, as well as the fees payable by CBIS to the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to CBIS and the Sub-Advisers. The Trustees also considered that CBIS, and not the Funds, would pay the Sub-Advisers pursuant to the Agreements, and that the fees payable to the Sub-Advisers would reflect arms-length negotiations between CBIS and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers.

Approval of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreements for an initial term of two years. In its deliberations, the Board did not identify any absence of information material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a tax year end October 31, 2022, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2022, the Funds are designating the following items with regard to distributions paid during the period.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Qualifying Business Income(6)
Catholic Responsible Investments Ultra Short Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	37.63%	88.58%	0.00%	0.00%
Catholic Responsible Investments Short Duration Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	26.88%	83.22%	0.00%	0.00%
Catholic Responsible Investments Bond Fund	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	22.93%	90.21%	0.00%
Catholic Responsible Investments Opportunistic Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	26.13%	87.42%	0.00%	0.00%
Catholic Responsible Investments Equity Index Fund	0.00%	100.00%	100.00%	93.84%	99.02%	0.00%	0.18%	0.00%	0.00%
Catholic Responsible Investments Small-Cap Fund	0.00%	100.00%	100.00%	87.21%	89.96%	0.00%	0.88%	0.00%	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	1.66%	0.00%	0.00%
Catholic Responsible Investments International Equity Fund	0.00%	100.00%	100.00%	0.53%	100.00%	0.00%	0.89%	0.00%	0.00%
Catholic Responsible Investments International Small-Cap Fund	0.00%	100.00%	100.00%	1.54%	100.00%	0.0%	0.55%	0.00%	0.00%
Catholic Responsible Investments Magnus 45/55 Fund	0.00%	100.00%	100.00%	18.44%	28.38%	17.16%	61.83%	0.00%	0.00%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%	100.00%	100.00%	23.85%	39.82%	14.47%	54.26%	0.00%	0.00%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%	100.00%	100.00%	30.94%	46.09%	12.91%	46.59%	0.00%	0.00%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%	100.00%	100.00%	22.28%	34.54%	5.84%	21.95%	0.00%	0.00%

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended October 31, 2022, the amount of foreign source income and foreign tax credit are as follows:

	Foreign Source Income	Foreign Tax Credit Pass Through
Catholic Responsible Investments International Equity Fund	$27,648,428	$ 1,943,158
Catholic Responsible Investments International Small Cap Fund	2,345,488	233,733
Catholic Responsible Investments Magnus 45/55 Fund	121,675	14,925
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	2,009,496	254,728
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	733,020	92,122
Catholic Responsible Investments Magnus 75/25 Fund	562,522	69,120

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

N O T E S

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

N O T E S

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2022 (Unaudited)

N O T E S

Catholic Responsible Investments

Investment Adviser:

Christian Brothers Investment Services, Inc.

125 S. Wacker Drive

Suite 2400

Chicago, Illinois 60606

Administrator:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

This information must be preceded or accompanied by a current prospectus for the Funds described.

CRI-AR-001-0100

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,800	None	None	N/A	N/A	N/A
(b)	Audit-Related Fees	None	None	None	N/A	N/A	N/A
(c)	Tax Fees	None	None	None	N/A	N/A	N/A
(d)	All Other Fees	None	None	None	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by BBD applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2022	2021
Audit-Related Fees	None	N/A
Tax Fees	None	N/A

All Other Fees	None	N/A

(f)       Not applicable.

(g)     The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and N/A for 2022 and 2021, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)        Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.      Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.      Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.     Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Catholic Responsible Investments Funds

By (Signature and Title)

/s/ Michael Beattie Michael Beattie, President
Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie Michael Beattie, President
Date: January 6, 2023

By (Signature and Title)
/s/ Andrew Metzger Andrew Metzger,
Treasurer, Controller, and CFO
Date: January 6, 2023